Exhibit 10.25




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                           MASTER REPURCHASE AGREEMENT



                            DATED AS OF MARCH 4, 2005



                                      AMONG



                         CAPITAL TRUST, INC., AS SELLER



                                       AND



                         BANK OF AMERICA, N.A., AS BUYER



                                       AND



                    BANC OF AMERICA SECURITIES LLC, AS BUYER



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


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----



1.      DEFINITIONS............................................................1



2.      INITIATION; CONFIRMATION; TERMINATION; FEES...........................15



3.      MARGIN MAINTENANCE....................................................22



4.      INCOME PAYMENTS AND PRINCIPAL PAYMENTS................................22



5.      SECURITY INTEREST.....................................................24



6.      PAYMENT, TRANSFER AND CUSTODY.........................................26



7.      SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED
        SECURITIES............................................................33



8.      REPRESENTATIONS.......................................................33



9.      NEGATIVE COVENANTS OF SELLER..........................................37



10.     AFFIRMATIVE COVENANTS OF SELLER.......................................38



11.     EVENTS OF DEFAULT; REMEDIES...........................................41



12.     RECORDING OF COMMUNICATIONS...........................................46



13.     SINGLE AGREEMENT......................................................46



14.     NOTICES AND OTHER COMMUNICATIONS......................................47



15.     ENTIRE AGREEMENT; SEVERABILITY........................................47



16.     NON-ASSIGNABILITY.....................................................47



17.     CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL.........................48



18.     GOVERNING LAW.........................................................49


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


19.     NO WAIVERS, ETC.......................................................49



20.     USE OF EMPLOYEE PLAN ASSETS...........................................49



21.     INTENT................................................................50



22.     DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS....................50



23.     NO RELIANCE...........................................................51



24.     INDEMNITY.............................................................51



25.     DUE DILIGENCE.........................................................52



26.     SERVICING.............................................................53



27.     MISCELLANEOUS.........................................................53


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


                                    EXHIBITS

EXHIBIT I-A           Form of Confirmation

EXHIBIT I-B           Form of UCC Financing Statement

EXHIBIT I-C           Form of UCC Financing Statement Amendment

EXHIBIT II            Authorized Representatives of Seller

EXHIBIT III           Monthly Servicer Report

EXHIBIT IV            Form of Custodial Delivery

EXHIBIT V             Form of Power of Attorney

EXHIBIT VI            Representations and Warranties Regarding Individual
                      Purchased Loans

EXHIBIT VII           Purchased Loan Information

EXHIBIT VIII          Advance Procedure

EXHIBIT IX            Form of Re-Direction Letter

EXHIBIT X             Form of Servicer Notice and Agreement

EXHIBIT XI            Form of Bailee Agreement

EXHIBIT XII           Form of Request for Transaction

EXHIBIT XIII          Form of Notice of Prepayment

                           MASTER REPURCHASE AGREEMENT

               MASTER REPURCHASE AGREEMENT dated as of March 4, 2005 (as amended, restated, supplemented or otherwise modified and in effect from time to time, this "Agreement"), between CAPITAL TRUST, INC., as seller, BANC OF AMERICA SECURITIES LLC, as buyer and BANK OF AMERICA, N.A., as buyer. From time to time Seller (defined below) and Buyers (defined below) may enter into transactions, subject to the terms and conditions hereof, pursuant to which Seller agrees to sell to Buyers and Buyers agree to purchase from Seller certain Eligible Assets (defined below) against payment by Buyers of a purchase price, with a simultaneous agreement by Buyers to sell to Seller and Seller to repurchase from Buyers such Eligible Assets at a date certain, as specified in the related Confirmation (defined below), against payment by Seller of a repurchase price determined in accordance herewith.

               NOW THEREFORE, the parties hereto hereby agree as follows:

1.      DEFINITIONS

               The  following   capitalized  terms  shall  have  the  respective
meanings set forth below.

               "Acceptable Appraisal" shall mean, with respect to a Purchased Loan or a loan which Seller proposes to become a Purchased Loan, an appraisal acceptable to Buyers.

               "Accepted Servicing Practices" shall mean with respect to any Purchased Loan, those mortgage servicing practices of prudent mortgage loan servicers which service mortgage or other commercial loans of the same type as such Purchased Loan in the jurisdiction where the related Mortgaged Property is located.

               "Act of Insolvency" shall mean with respect to any party, (i) the commencement by such party as debtor of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, moratorium, dissolution, delinquency or similar law, or such party seeking the appointment or election of a receiver, conservator, trustee, custodian or similar official for such party or any substantial part of its property, or the convening of any meeting of creditors for purposes of commencing any such case or proceeding or seeking such an appointment or election, (ii) the commencement of any such case or proceeding against such party, or another seeking such an appointment or election, or the filing against a party of an application for a protective decree under the provisions of the Securities Investor Protection Act of 1970, which (A) is consented to or not timely contested by such party, (B) results in the entry of an order for relief, such an appointment or election, the issuance of such a protective decree or the entry of an order having a similar effect, or (C) is not dismissed within fifteen (15) days, (iii) the making by such party of a general assignment for the benefit of creditors, or (iv) the admission in writing by such party of such party's inability to pay such party's debts as they become due.

               "Adjusted Total Indebtedness" shall mean Indebtedness less liabilities of Seller consisting of (i) Indebtedness in respect of which Seller has sold a participation interest to a third party ("participated debt"), to the extent that the participated debt is not reduced on the balance sheet of Seller under applicable accounting principles by the amount of such participation interest, (ii) Indebtedness issued in connection with a securitization transaction that is (A) non-recourse to Seller (other than for breaches of representations and warranties) and (B) carried as a liability on the balance sheet of Seller under applicable accounting principles by reason of Seller owning a junior security issued in connection with such securitization transaction, and (iii) Indebtedness of a fund that is managed by Seller where (A) Seller owns less than 50% of the equity of such fund, (B) such Indebtedness is non-recourse to Seller and (C) such Indebtedness is carried as a liability on the balance sheet of Seller under applicable accounting principles.

               "Affiliate" shall mean, when used with respect to any specified Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person. Control shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative thereto; provided that, any Person which owns directly or indirectly 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 10% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person.

               "Agreement" shall have the meaning specified in the introductory paragraph of this Agreement.

               "Alternative  Rate" shall have the meaning  specified  in Section
2.9 of this Agreement.

               "Alternative Rate Transaction" shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the Alternative Rate.

               "Applicable Spread" shall mean, with respect to a Transaction,

               (i) so long as no Event of Default shall have occurred and be continuing, the incremental per annum rate (expressed as a number of "basis points", each basis point being equivalent to 1/100 of 1%) specified in the Letter Agreement as being the "Applicable Spread", and

               (ii) after the occurrence and during the continuance of an Event of Default, the applicable incremental per annum rate described in clause (i) of this definition, plus 300 basis points (3.0%).

               "Approved Assignee" shall mean any Person satisfying the minimum capital, net worth and/or similar measures of financial wherewithal required to qualify as a permitted transferee of the Purchased Assets pursuant to the terms of the Purchased Loan Documents, the Securitization Documents and applicable securities laws.

               "Asset Margin Deficit" shall have the meaning provided in Section 3.1.


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


               "Assignment of Leases" shall mean with respect to any Purchased Loan that is a Mortgage Loan, any assignment of leases, rents and profits or equivalent instrument, whether contained in the related Mortgage or executed separately, assigning to the holder or holders of such Mortgage all of the related Mortgagor's interest in the leases, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of the related Mortgaged Property as security for repayment of such Purchased Loan.

               "Assignment of Mortgage" shall mean, with respect to any Mortgage, an assignment of the mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related property is located to reflect the assignment and pledge of the Mortgage.

               "B-Notes"  shall mean (a)  junior  notes in  commercial  mortgage loans having an "A/B" structure, (b) junior or senior or pari-passu participations in performing commercial mortgage loans, or (c) participations in instruments of a type referred to in the preceding clause.

               "Bailee" shall mean Paul, Hastings, Janofsky & Walker LLP or such other third party as Buyer may approve from time to time.

               "Bailee Agreement" shall mean the Bailee Agreement among Seller, Buyer and Bailee substantially in the form of Exhibit XI hereto.

               "Bailee's Trust Receipt" shall mean a trust receipt in the form of Attachment 2 to the Bailee Agreement to be provided by Bailee to Buyers pursuant to the Bailee Agreement.

               "Business Day" shall mean a day other than (i) a Saturday or Sunday, or (ii) a day in which the New York Stock Exchange or banks in the State of New York are authorized or obligated by law or executive order to be closed. When used with respect to a Reset Date, a "Business Day" shall mean a day on which banks in London, England are closed for interbank or foreign exchange transactions.

               "Buyers" shall refer collectively to Banc of America Securities LLC and Bank of America, N.A., and any of their respective successors.

               "Capital Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person or entity as lessee that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of that Person or entity.

               "Cash Management Account" shall mean a segregated interest bearing account, in the name of Buyers, established at the Depository.

               "CDO Closing Date" shall mean the effective date of the CDO transaction of Capital Trust RE CDO 2005-1, Ltd., a [Cayman Islands Exempted Company].

               "Change of Control" shall mean the occurrence of (i) a change of a majority of the members of the board of directors of Seller within any twelve
(12) month period without prior consent from Buyers; or (ii) a merger, consolidation or other transaction in which a Person who is not an Affiliate and has not been previously approved by Buyers, acquires in excess of

50% of the voting common equity of Seller (a "Merger"). Notwithstanding the foregoing, in the event that clause (i) or (ii) is the result of a Merger with a Person that, in the good faith sole discretion of Buyers, has an equal or superior credit profile to Seller, it shall not constitute a "Change of Control".

               "Closing Date" shall mean March 4, 2005.

               "CMBS" shall mean performing commercial mortgage-backed securities that (A) either (1) have a rating of at least "B+" from Standard and Poor's and/or Fitch Inc., and/or "B1" from Moody's, or (2) are unrated securities, in each case which are acceptable to Buyers in their sole discretion and (B) are denominated in United States Dollars.

               "Code" shall mean the Internal  Revenue Code of 1986,  as amended
from  time  to  time,  and  the  regulations   promulgated  and  rulings  issued
thereunder.

               "Collateral" has the meaning given to that term in Section 5.2 of this Agreement.

               "Collection Period" shall mean, with respect to each Remittance Date, the period beginning on but excluding the Cut-off Date relating to the immediately preceding Remittance Date and continuing to and including the Cut-off Date relating to such Remittance Date.

               "Confirmation" shall have the meaning specified in Section 2.1 of this Agreement.

               "Credit Approval Memo" shall mean the collateral summary prepared in accordance with the normal credit review procedures of Seller for submission to each Rating Agency with respect to each Eligible Asset for contribution to the CDO under the CDO transaction, substantially in the form provided to Buyers prior to the Closing Date or in such other form as shall be acceptable to Buyers.

               "Custodial Agreement" shall mean the Custodial Agreement, dated as of the date hereof, by and among the Custodian, Seller and Buyers.

               "Custodial Delivery" shall mean the form executed by Seller in order to deliver the Purchased Loan Schedule and the Purchased Loan File to Buyers or their designee (including the Custodian) pursuant to Section 6, a form of which is attached hereto as Exhibit IV.

               "Custodian" shall mean Deutsche Bank Trust Company Americas or any successor Custodian comparably rated and qualified and appointed by Buyers with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

               "Cut-off Date" shall mean the second Business Day preceding each Remittance Date.

               "Default" shall mean any event which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

               "Defaulted Asset" shall mean any Eligible Asset as to which there has occurred (a) a default as to the payment of principal and/or interest and such default is continuing with respect to such Eligible Asset beyond any notice requirement or grace period, (b) a default with respect to such Eligible Asset that Buyers believe or have reason to believe will likely result in a default as to the payment of principal and/or interest on an Eligible Asset, or (c) a default as to the payment of principal and/or interest on another obligation of the same issuer that is senior or pari passu in right of payment to such Eligible Asset, and such default is continuing with respect to such obligation (without regard to any notice requirement or grace period) (but, in each case, only so long as such default has not been cured or waived).

               "Depository" shall mean PNC Bank, N.A. or any successor Depository comparably rated and qualified and appointed by Buyers with the prior written consent of Seller (which consent shall not be unreasonably withheld or delayed).

               "Diligence Materials" shall mean the Credit Approval Memo and any Supplemental Diligence Materials.

               "Draft   Appraisal"   shall  mean  a  draft  appraisal  which  is
acceptable to Buyers.

               "Early  Repurchase  Date"  shall have the  meaning  specified  in
Section 2.4 of this Agreement.

               "EBITDA" shall mean net income (or loss) (prior to any impact from minority interests and before deduction of preferred dividends on preferred stock, if any) determined in accordance with GAAP, plus the following (but only to the extent actually included in the determination of such net income (loss):
(i) income tax expense; (ii) extraordinary or non-recurring or unrealized gains and losses; (iii) depreciation and amortization expense; and (iv) interest expense.

               "Eligible   Assets"  shall  mean,   collectively,   the  Eligible
Securities and the Eligible Loans.

               "Eligible  B  Notes"  shall  mean  B-Notes  secured  by  liens on properties described in the definition of "Eligible Loans", in each case which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI attached hereto (except as otherwise agreed by Buyers), are otherwise acceptable to Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property from which payments on such participation interest or junior note are derived or securing indirectly such participation interest or junior note (including for purposes of this calculation, such participation interest or junior note and any loan senior to such participation interest or junior note and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 95%, and (ii) the Stressed DSCR is greater than 1.05X.

               "Eligible First Lien Loans" shall mean performing loans, or senior participations therein, secured by first liens in properties described in the definition of "Eligible Loans" which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI attached hereto (except as otherwise agreed by Buyers), are otherwise acceptable to Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property securing such loan (including for purposes of this calculation, such loan and any loan secured by a first lien on the related Mortgaged Property and excluding any more junior loan) does not exceed 95%, and (ii) the Stressed DSCR is greater than 1.05X.

               "Eligible Loans" shall mean any of the following types of performing loans, which are otherwise acceptable to Buyers in their sole discretion and are secured directly or indirectly by or the payments on which are derived from a property that may include, but not be limited to, multifamily, retail, office, industrial, warehouse, condominium, or hospitality property (or any other property type acceptable to Buyers in the exercise of their good faith business judgment) that is located in the United States of
America:

               (i) Eligible Mezzanine Loans;

               (ii) Eligible First Lien Loans; and

               (iii) Eligible B Notes.

               "Eligible Mezzanine Loans" shall mean performing loans or participations therein evidenced by mezzanine notes and secured by pledges of ownership interests in entities that directly or indirectly own properties described in the definition of "Eligible Loans" (or participation interests in such performing mezzanine loans), which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI attached hereto (except as otherwise agreed by Buyers), are otherwise acceptable to Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property from which payments on such mezzanine loan are derived (including for purposes of this calculation, such mezzanine loan and any loan senior to such mezzanine loan and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 95%, and (ii) the Stressed DSCR, calculated on the same basis, is greater than 1.05X.

               "Eligible Securities" shall mean (i) CMBS which are acceptable to Buyers in their sole discretion and (ii) any real estate investment trust debt securities or collateralized debt obligation securities which are not described in clause (i) but which a Buyer elects to purchase in its sole discretion.

               "Environmental Report" shall have the meaning specified in paragraph 12 of Exhibit VI.

               "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and, as of the relevant date, any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

               "ERISA Affiliate" means any corporation or trade or business that is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which Seller is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(l1) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which Seller is a member.

               "Event of Default" shall have the meaning specified in Section 11 of this Agreement.

               "Federal Funds Rate" shall mean, for any day, an interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day, (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 10 a.m. (New York time) on such day or such transactions received by the Buyer from three Federal funds brokers of recognized standing selected by the Buyer in its sole discretion.

               "Filings" shall have the meaning specified in Section 5.3 of this Agreement.

               "Fixed Charge Ratio" shall mean the ratio of EBITDA to Fixed Charges.

               "Fixed Charges" shall mean the sum of (i) interest expense, (ii) preferred dividends required to be paid, (iii) capital lease obligations required to be paid, and (iv) payments due under any ground lease.

               "GAAP" shall mean with respect to the financial statements or other financial information of any Person, generally accepted accounting principles in the United States which are in effect from time to time.

               "Governmental Authority" shall mean any national or federal government, any state, regional, local or other political subdivision thereof with jurisdiction and any Person with jurisdiction exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

               "Hedging Agreements" shall mean, with respect to any or all of the Purchased Assets, any futures options contract or any interest rate swap, cap or collar agreement or similar derivative instruments providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Seller; provided, that any hedging shall be mutually agreed upon by Seller and Buyers; provided further, that should Seller and Buyers agree to hedge a Purchased Asset, Bank of America, N.A. shall act as swap counterparty provided that Bank of America, N.A. provides commercially reasonable market terms.

               "Income" shall mean with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon.

               "Indebtedness" shall mean all liabilities disclosed on the publicly-filed financial statements of Seller, including, without limitation:
(a) obligations created, issued or incurred by Seller for borrowed money; (b) obligations of Seller to pay the deferred purchase or acquisition price of property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) indebtedness of others secured by a Lien on the property of

Seller, whether or not the respective indebtedness so secured has been assumed by Seller; (d) obligations of Seller in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such person; (e) Capital Leases of Seller; and (f) indebtedness of others guaranteed by Seller.

               "Indemnified Amounts" and "Indemnified Parties" shall have the meaning specified in Section 24 of this Agreement.

               "Letter Agreement" shall mean that certain Letter Agreement, dated March 4, 2005, by and among Seller and Buyers.

               "LIBOR" shall mean the rate per annum calculated as set forth below:

               (i) On each Reset Date, LIBOR for the next Pricing Rate Period, unless otherwise requested in accordance with paragraph (ii) below, will be with respect to each day during such Pricing Rate Period the rate per annum for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 (or any successor page) as of 11:00 a.m., London time, on such date;

               (ii) On any Reset Date on which no such rate appears on Telerate Page 3750 as described above, LIBOR for the next Pricing Rate Period will be determined on the basis of the rate per annum at which deposits in United States dollars are offered by London Branch of Bank of America, N.A. at approximately 11:00 a.m., London time, on such date to prime banks in the London interbank market for a one-month period.

All percentages resulting from any calculations or determinations referred to in this definition will be rounded upwards, if necessary, to the nearest multiple of 1/100th of 1% and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent or more being rounding upwards).

               "LIBO Rate" shall mean, with respect to any Pricing Rate Period pertaining to a Transaction, a rate per annum determined for such Pricing Rate Period in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                                      LIBOR
                            -----------------------
                            1 - Reserve Requirement


               "LIBOR Transaction" shall mean, with respect to any Pricing Rate Period, any Transaction with respect to which the Pricing Rate for such Pricing Rate Period is determined with reference to the LIBO Rate.

               "Lien" shall mean any mortgage, lien, encumbrance, charge or other security interest, whether arising under contract, by operation of law, judicial process or otherwise.

               "Market Value" shall mean, with respect to any Purchased Asset as of any date, the lesser of (x) the market value for such Purchased Asset on the Purchase Date for such Purchased Asset and on the date of determination, as determined by Buyers in their sole discretion exercised in good faith (including the positive or negative value of any Hedging

Agreements pledged with such Purchased Asset, determined by Buyers on the basis of the economic terms thereof as set forth in the related hedge documentation provided by Seller) and (y) the purchase price paid by Seller for such Eligible Asset, if applicable. The Market Value of all Purchased Assets shall be determined by Buyers on each Business Day during the term of the Agreement. Without limiting the foregoing, the Market Value may be determined to be zero for any Purchased Asset.

               "Maximum Facility Amount" shall mean (a) prior to the CDO Closing Date, $150,000,000, and (b) thereafter, $75,000,000.

               "Mezzanine Borrower" shall mean the borrower under a Mezzanine Note.

               "Mezzanine   Note"  shall  mean  a  note  or  other  evidence  of
indebtedness of the owner or owners of all equity or ownership interests in an underlying real property owner secured by a pledge of such ownership interests.

               "Monthly Servicer Report" shall mean a monthly report of the Servicer in the form of Exhibit III.

               "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable lien on or an ownership interest in an estate in fee simple or leasehold estate in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

               "Mortgage   Note"  shall  mean  a  note  or  other   evidence  of
indebtedness of a Mortgagor secured by a Mortgage.

               "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

               "Mortgagor" shall mean the obligor on a Mortgage Note and the grantor of the related Mortgage.

               "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been, or were required to have been, made by Seller or any ERISA Affiliate and which is covered by Title IV of ERISA.

               "New Asset" shall mean an Eligible Loan or Eligible Security that Seller proposes to be included as a Purchased Asset.

               "Originated Loan" shall mean any Eligible Loan whose Purchased Loan Documents were prepared by Seller or an Affiliate controlled by Seller.

               "Permitted Purchased Loan Modification" shall mean any modification of a Purchased Loan, other than a modification which (1) amends or modifies the interest rate, principal amount, maturity date or any other financial or economic term (including, but not limited to, the amortization schedule) of a Purchased Loan, (2) extends any payment date for the payment of such principal or interest, (3) amends, modifies or waives any cash management or reserve account requirements of a Purchased Loan, (4) releases or subordinates any portion of the collateral securing such Purchased Loan, (5) waives any foreclosure rights with respect to any portion of the collateral securing such Purchased Loan, (6) releases or modifies any guarantee or (7) modifies the terms of any provisions applicable to casualty or condemnation proceeds.

               "Person" shall mean an individual, corporation, limited liability company, business trust, partnership, joint tenant or tenant-in-common, trust, unincorporated organization, or other entity, or a federal, state or local government or any agency or political subdivision thereof.

               "Plan" means an employee benefit or other plan established or maintained by Seller or any ERISA Affiliate during the five year period ended prior to the date of this Agreement or to which Seller or any ERISA Affiliate makes, is obligated to make or has, within the five year period ended prior to the date of this Agreement, been required to make contributions and that is covered by Title IV of ERISA or Section 302 of ERISA or Section 412 of the Code, other than a Multiemployer Plan.

               "Pre-Existing Loan" shall mean any Eligible Loan that is not an Originated Loan.

               "Price Differential" shall mean, with respect to any Transaction as of any date, the aggregate amount obtained by daily application of the Pricing Rate for such Transaction to the Repurchase Price for such Transaction on a 360-day-per-year basis for the actual number of days during the period commencing on (and including) the Purchase Date for such Transaction and ending on (but excluding) the date of determination (reduced by any amount of such Price Differential previously paid by Seller to Buyers with respect to such Transaction).

               "Pricing Rate" shall mean, for any Pricing Rate Period, an annual rate equal to the LIBO Rate for such Pricing Rate Period plus the relevant Applicable Spread, subject to adjustment and/or conversion as provided in Sections 2.9 and 2.10.

               "Pricing Rate Period" shall mean, (a) in the case of the first Pricing Rate Period with respect to any Transaction, the period commencing on and including the Purchase Date for such Transaction and ending on and excluding the following Reset Date, and (b) in the case of any subsequent Pricing Rate Period, the period commencing on and including such Reset Date and ending on and excluding the following Reset Date; provided, however, that in no event shall any Pricing Rate Period end subsequent to the Termination Date.

               "Principal Payment" shall mean, with respect to any Purchased Assets, any payment or prepayment of principal received by the Depository in respect thereof.

               "Purchase Date" shall mean the date on which Purchased Assets are to be sold by Seller to Buyers hereunder.

               "Purchase Percentage" shall mean, with respect to any Transaction as of any day, the "Purchase Percentage" specified in the Letter Agreement.

               "Purchase Price" shall mean, with respect to any Purchased Assets, (i) initially the price at which such Purchased Assets are transferred by Seller to Buyers on the applicable Purchase Date and (ii) thereafter, such price increased by the amount of any cash transferred by Buyers to Seller pursuant to Section 3 hereof or decreased by any amounts received under Section 4 hereof. The Purchase Price as of any Purchase Date for any Purchased Assets shall be an amount (expressed in United States Dollars) equal to the product obtained by multiplying (A) the Market Value of such Purchased Assets by (B) the Purchase Percentage.

               "Purchased  Assets"  shall  mean,  collectively,   the  Purchased
Securities and the Purchased Loans.

               "Purchased  Loan  Documents"   shall  mean,  with  respect  to  a
Purchased Loan, the documents comprising the Purchased Loan File for such Purchased Loan.


               "Purchased Loan Information" shall mean, with respect to each Purchased Loan, the information set forth in Exhibit VII attached hereto.

               "Purchased Loan File" shall mean the documents specified as the "Purchased Loan File" in Section 6.5 together with any additional documents and information required to be delivered to Buyers or their designee (including the Custodian) pursuant to this Agreement.

               "Purchased  Loan  Schedule"  shall mean a schedule  of  Purchased
Loans  attached  to  each  Trust  Receipt  and  Custodial  Delivery   containing
information substantially similar to the Purchased Loan Information.

               "Purchased Loans" shall mean (i) with respect to any Transaction, the Eligible Loans sold by Seller to Buyers in such Transaction until such Eligible Loans are repurchased pursuant to this Agreement and (ii) with respect to the Transactions in general, all Eligible Loans sold by Seller to Buyers and any additional collateral delivered by Seller to Buyers pursuant to Section 3 of this Agreement until such Eligible Loans are repurchased pursuant to this Agreement.

               "Purchased  Securities"  shall  mean,  (i)  with  respect  to any
Transaction, the Eligible Securities sold by Seller to Buyers in such Transaction until such Eligible Securities are repurchased pursuant to this Agreement, and (ii) with respect to the Transactions in general, all Eligible Securities sold by Seller to Buyers and any additional collateral delivered by Seller to Buyers pursuant to Section 3 of this Agreement until such Eligible Securities are repurchased pursuant to this Agreement. Whenever Purchased Securities are rated by more than one Rating Agency and a split rating applies to such Purchased Securities (i.e., one Rating Agency rates such Purchased Securities at a lower rating level than the other of such Rating Agencies), then for all purposes of this Agreement where a rating is to be selected, the lower of the ratings shall apply.

               "Qualifying Assignee" shall mean a Person that provides commercial mortgage warehouse facilities acceptable to Buyer, provided that prior to the occurrence of an Event of Default, none of the following entities shall constitute a "Qualifying Assignee":

               (i) iStar Financial and its Affiliates;

               (ii) Anthracite Carbon Fund, together with any successor funds, to the extent such funds are in the same business as their predecessor fund and its Affiliates;

               (iii) DB Realty Mezzanine Investment Fund I LLC and DB Realty Mezzanine Investment Fund II LLC, together with any successor funds, to the extent such funds are in the same business as their predecessor fund;

               (iv) Brascan and its Affiliates;

               (v) Guggenheim Structured Real Estate Operating Company, LLC and its Affiliates;

               (vi) SL Green/Gramercy Capital and their Affiliates;

               (vii) Arbor Commercial Mortgage LLC and its Affiliates;

               (viii) CW Capital and its Affiliates;

               (ix) Fortress/Draw Bridge and its Affiliates;

               (x) NorthStar Realty Finance Corporation and its Affiliates;

               (xi) JE Roberts and its Affiliates; and

               (xii) Whitehall and its Affiliates.

        "Rating Agency" shall mean either of Fitch Inc. or Standard & Poor's.

        "Relevant System" shall mean (a) The Depository Trust Company in New York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by Buyers.

        "REMIC" shall mean a real estate mortgage investment conduit, within the meaning of Section 860D(a) of the Code.

        "Remittance Date" shall mean the twenty-first (21st) calendar day of each month, or the next succeeding Business Day, if such calendar day shall not be a Business Day.

        "Repurchase Date" shall mean, with respect to each Purchased Asset, the date that is the earlier of (i) the 364th day (including the Purchase Date) since such Purchased Asset was sold to Buyers by Seller and (ii) the Termination Date.

        "Repurchase Price" shall mean, with respect to any Purchased Assets as of any date, the price at which such Purchased Assets are to be transferred from Buyers to Seller upon termination of the related Transaction in whole or in part; such price will be determined in each case as the sum of the Purchase Price of such Purchased Assets and the Price Differential with respect to such Purchased Assets as of the date of such determination, minus all Income and cash actually received by Buyers in respect of such Transaction pursuant to Sections 3, 4.2, 4.3, 4.4, and 4.5 of this Agreement.

        "Requirement of Law" shall mean any law, treaty, rule, regulation, code, directive, policy, order or requirement or determination of an arbitrator or a court or other Governmental Authority whether now or hereafter enacted or in effect.

        "Reserve Requirement" shall mean, with respect to any Pricing Rate Period, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect during such Pricing Rate Period (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors of the Federal Reserve System or other governmental authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of such Board of Governors) maintained by Buyers.

        "Reset  Date"  shall mean two  Business  Days prior to the  twenty-first
(21st) calendar day of each month, provided that if such day is not a Business Day, the "Reset Date" shall be the first Business Day prior to the twenty-first
(21st) calendar day of such month.

        "Securitization Documents" shall mean, with respect to any Eligible Securities, any pooling and servicing agreements, special servicing agreements or other agreements governing the issuance and administration of such Eligible Securities and any offering document used in the distribution and sale of such Eligible Securities (including, without limitation, the preliminary and final private placement memorandum, prospectus and/or offering memorandum).

        "Seller" shall mean Capital Trust, Inc., a corporation organized under the laws of the State of Maryland.

        "Servicer" shall mean Midland Loan Services, Inc. or any other servicer engaged by Seller in respect of the Purchased Loans, which other servicer (a) has a servicer rating of not less than "CPS2/CSS2" from Fitch, Inc. and not less than "Above Average" from Standard & Poor's, or (b) shall have been approved by Buyers in their sole discretion exercised in good faith.

        "Servicer  Notice and  Agreement"  shall have the meaning  specified  in
Section 26.5 of this Agreement.

        "Servicing Agreement" has the meaning specified in Section 26.2 of this Agreement.

        "Servicing Records" has the meaning specified in Section 26.2 of this Agreement.

        "Specified Data" shall mean each certificate, document or financial or similar statement furnished to Buyers by or on behalf of Seller that provides information (other than summary information based upon documents available to Buyers) relating to Seller or the Purchased Assets (i) as required by the terms of the Agreement (e.g., financial statements of Seller) or (ii) in response to a specific request from Buyers for such information as contemplated by the Agreement.

        "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

        "Stressed DSCR" shall mean, with respect to each Eligible Asset, the stressed debt service coverage ratio as calculated in accordance with Fitch Inc.'s then current criteria.

        "Stressed LTV" shall mean, with respect to each Eligible Asset, the stressed loan-to-value ratio as calculated in accordance with Standard & Poor's criteria.

        "Subsidiary" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

        "Supplemental Diligence Materials" shall mean, with respect to any New Assets, any source documentation or supporting information concerning the New Assets that Buyers shall reasonably request.

        "Survey" shall mean a survey of a Mortgaged Property in form and content satisfactory to Buyers and the company issuing the Title Policy for such Mortgaged Property.

        "Table Funded Purchased Loan" shall mean a Purchased Loan which is sold to Buyers simultaneously with the origination or acquisition thereof, which origination or acquisition is financed in part with the Purchase Price, and which may be, pursuant to Seller's request, paid directly to Seller for disbursement in connection with such origination or acquisition. A Purchased Loan shall cease to be a Table Funded Purchased Loan after the Custodian has delivered a Trust Receipt to Buyers certifying their receipt of the Purchased Loan File therefor.

        "Table Funded Trust Receipt" shall have the meaning given to such term in the Custodial Agreement.

        "Tangible Net Worth" shall mean, with respect to Seller, as of any date of determination, the amounts which would be included under equity on a consolidated balance sheet of Seller and its Subsidiaries at such date in accordance with GAAP, less the consolidated net book value of all assets of Seller and its Subsidiaries (to the extent reflected as an asset in the balance sheet of Seller or any Subsidiary at such date) which will be treated as intangibles under GAAP; provided, that residual securities issued by Seller or its Subsidiaries shall not be treated as intangibles for purposes of this definition.

        "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

        "Termination Date" shall mean March 4, 2010.

        "Title Policy" shall have the meaning specified in paragraph 8 of the first paragraph of Exhibit VI.

        "Total   Indebtedness"   shall  mean,  for  any  period,  the  aggregate
Indebtedness of Seller during such period.

        "Transaction" shall mean any transaction Buyers and Seller may enter into from time to time pursuant to which Seller agrees to transfer to Buyers Purchased Assets against the transfer of funds by Buyers, with a simultaneous agreement by Buyers to transfer to Seller such Purchased Assets at a date certain or on demand against the transfer of funds by Seller.

        "Transaction  Conditions  Precedent" shall have the meaning specified in
Section 2.1 of this Agreement.

        "Transaction Documents" shall mean, collectively, this Agreement, any applicable Schedules or Exhibits to the Agreement, the Custodial Agreement and all Confirmations executed pursuant to this Agreement in connection with specific Transactions.

        "Trustee"  shall mean,  with  respect to any  Eligible  Securities,  the
trustee  under  the  Securitization   Documents   applicable  to  such  Eligible
Securities.

        "Trust Receipt" shall mean a trust receipt issued by Custodian to Buyers confirming the Custodian's possession of certain Purchased Loan Files which are the property of and held by Custodian for the benefit of Buyers (or any other holder of such trust receipt).

        "UCC" shall have the meaning specified in Section 5.3 of this Agreement.

        "Underwriting Guidelines" shall mean the underwriting guidelines of Seller as in effect on the date of this Agreement.

        "Underwriting Issues" shall mean, with respect to any New Asset, all material information that has come to Seller's attention that, based on the making of reasonable inquiries and the exercise of reasonable care and diligence under the circumstances, would be considered a materially "negative" factor (either separately or in the aggregate with other information) including but not limited to, to the extent of Seller's knowledge, whether any of the Purchased Assets were rejected for inclusion in, or repurchased from, any securitization transaction, warehouse loan facility or a repurchase transaction due to the breach of a representation and warranty), or a material defect in loan documentation or closing deliveries (such as any absence of any material Purchased Loan Document(s)), to a reasonable institutional mortgage buyer in determining whether to originate or acquire the New Asset in question.

        "Unused Fee" shall have the meaning specified in Section 2.6 of this Agreement.

2.      INITIATION; CONFIRMATION; TERMINATION; FEES

               2.1 (a) Subject to the terms and conditions set forth in this Agreement (including, without limitation, the "Transaction Conditions Precedent" specified below) Buyers shall from time to time enter into Transactions with Seller on any Business Day from and including the date of this Agreement to but excluding the Termination Date and pursuant to any such Transaction, Seller shall be entitled to sell, repurchase and re-sell any assets in accordance with this Agreement; provided, however, that the aggregate Repurchase Price (excluding the Price Differential with respect to the Purchased Assets as of the date of determination) for all Transactions shall not exceed the Maximum Facility Amount. An agreement to enter into a Transaction shall be made in writing at the initiation of Seller as provided below. Seller shall give Buyers written notice of each proposed Transaction and Buyers shall inform Seller of their determination with respect to any assets proposed to be sold to Buyers by Seller solely in accordance with
Exhibit VIII attached hereto. Buyers shall have the right to review all Eligible Loans and Eligible Securities proposed to be sold to Buyers in any Transaction and to conduct its own due diligence investigation of such Eligible Loans and Eligible Securities as Buyers determine. Buyers shall be entitled to make a determination, in their sole discretion, that they shall not purchase any or all of the assets proposed to be sold to Buyers by Seller.

               (b) Upon agreeing to enter into a Transaction hereunder, provided each of the Transaction Conditions Precedent shall have been satisfied (or
waived  by  Buyers),   Buyers  shall  promptly   deliver  to  Seller  a  written
confirmation in the form of Exhibit I attached hereto pertaining to such Transaction (a "Confirmation").

               (c) Each Confirmation shall describe the Purchased Asset(s) which shall be the subject of a Transaction and, in this connection, shall set forth:

               (A) the name of the borrower or issuer with respect to each related Purchased Asset,

               (B) a description (including the date) of the loan agreement or other document, agreement or instrument pursuant to which each related Purchased Asset is made or governed,

               (C) the aggregate outstanding principal amount of each related Purchased Asset,

               (D) the name of the Buyer that will purchase each related Purchased Asset and the name of the Seller, and

               (E) all additional information required by Exhibit I attached hereto.

               (d) On the Purchase Date for each Transaction which shall be not less than three (3) Business Days (unless otherwise agreed by Buyers) following the approval of an Eligible Loan or an Eligible Security by Buyers in accordance with Exhibit VIII hereto and delivery by Seller of a Request for Transaction in the form of Exhibit XII hereto, each Purchased Asset subject to such Transaction shall be transferred to the applicable Buyer or its agent against the transfer of the Purchase Price to an account of Seller.

               (e) On the Purchase Date for a Transaction, Seller shall countersign and deliver to Buyers a counterpart of the related Confirmation. Each Confirmation shall be deemed incorporated herein by reference with the same effect as if set forth herein at length.

               (f) With respect to any Transaction, the Pricing Rate shall be determined initially on the Purchase Date applicable to such Transaction, and shall be reset on each Reset Date for the related Pricing Rate Period. Buyers or their agent shall determine in accordance with the terms of this Agreement the Pricing Rate on each Reset Date for the related Pricing Rate Period and notify Seller and Custodian of such rate for such period on the Reset Date. For purposes of this Section 2.1, the "Transaction Conditions Precedent" shall be deemed to have been satisfied with respect to any proposed Transaction if:

               (A) no Default or Event of Default under this Agreement shall have occurred and be continuing as of the Purchase Date for such proposed Transaction;

               (B) the representations and warranties made by Seller in each of the Transaction Documents with respect to each Eligible Asset to be transferred on any Purchase Date shall be true and correct in all material respects as of the Purchase Date for such Transaction;

               (C)  Buyers  shall  have  received,  reviewed  and  approved  the
        applicable   Credit  Approval  Memo  and,  if  requested,   Supplemental
        Diligence Materials;

               (D) Buyers' counsel shall have completed in full any legal review requested by Buyers;

               (E) Buyers shall have (A) determined, in accordance with the applicable provisions of Section 2.1 of this Agreement, that the assets proposed to be sold to Buyers by Seller in such Transaction are Eligible Securities and/or Eligible Loans, (B) determined that the assets proposed to be sold to Buyers by Seller in such Transaction (i) do not have Stressed LTV greater than 95% and (ii) Stressed DSCR is equal to or greater than 1.05X, (C) completed all legal due diligence in respect of such Eligible Securities and/or Eligible Loans and (D) obtained internal credit approval for the inclusion of such Eligible Securities and/or Eligible Loans as Purchased Assets in a Transaction;

               (F) Buyers shall have received a Bailee's Trust Receipt or a Trust Receipt from Custodian, as applicable, for the relevant Eligible Asset, in form and substance acceptable to Buyers; and

               (G) the Purchase Price of any individual asset proposed to be sold to Buyers by Seller in such Transaction shall not be less than $1,000,000 nor greater than $27,200,000.

               2.2 Seller may enter into a Transaction hereunder and sell a Purchased Asset to Buyers for less than the Maximum Purchase Price that Seller would be permitted to receive hereunder. Thereafter, so long as no Default or Event of Default shall have occurred and be continuing, Seller may obtain from Buyers the balance of any Purchase Price then available in respect of a Purchased Asset (after giving effect to any decrease in Market Value of such Purchased Asset). In addition, so long as no Default or Event of Default shall have occurred and be continuing, and subject to the terms and conditions of this Agreement, including Section 2.11 of this Agreement, Seller may repay the Repurchase Price in whole or in part and obtain a re-advance of Repurchase Price in respect of a Purchased Asset. In connection with any prepayment of Repurchase Price on a date other than a Remittance Date, Seller shall deliver to Buyers a Notice of Prepayment in the form of Exhibit XIII.

               2.3 Each Confirmation, together with this Agreement, shall be conclusive evidence of the terms of the Transaction(s) covered thereby unless objected to in writing by Seller no more than two (2) Business Days after the date such Confirmation is received by Seller. An objection sent by Seller with respect to any Confirmation must state specifically that the writing is an objection, must specify the provision(s) of such Confirmation being objected to by Seller, must set forth such provision(s) in the manner that Seller believes such provisions should be stated, and must be received by Buyers no more than two (2) Business Days after such Confirmation is received by Seller.

               2.4 No Transaction shall be terminable on demand by Buyers, other than (1) upon the occurrence and during the continuance of an Event of Default by Seller, (2) to the extent an Eligible Asset becomes a Defaulted Asset, and/or
(3) a failure by Seller to correct all exceptions noted on the Bailee's Trust Receipt or the Trust Receipt from Custodian, as applicable, as determined in Buyers' sole discretion within five (5) Business Days. Seller shall be entitled to terminate a Transaction in whole or in part on demand and repurchase all or a portion of the Purchased Assets subject to a Transaction on any Business Day prior to the Repurchase Date (an "Early Repurchase Date"); provided, however, that:

               (a) Seller repurchases on such Early Repurchase Date, all or the portion of the Purchased Assets subject to such Transaction which Seller has elected to repurchase;

               (b)  other  than with  respect  to the  payoff  of an  underlying
Mortgage Note, Mezzanine Note, B-Note, or another Purchased Asset, Seller notifies Buyers in writing of its intent to terminate such Transaction and repurchase such Purchased Assets no later than five (5) Business Days prior to such Early Repurchase Date; and

               (c) on such Early Repurchase Date, Seller pays to Buyers an amount equal to the sum of the Repurchase Price for such Transaction (or, in the case of a termination of a Transaction in part an amount acceptable to Buyers in their sole discretion, but not more than such Repurchase Price), and any other amounts payable under this Agreement (including, without limitation, Section
2.12 of this Agreement) with respect to such Transaction against transfer to Seller or its agent of such Purchased Assets.

               Such notice shall set forth the Early Repurchase Date and shall identify with particularity the Purchased Assets to be repurchased on such Early Repurchase Date.

               2.5 On the Repurchase Date for a Transaction, termination of such Transaction will be effected by transfer to Seller or its agent of the applicable Purchased Assets and any Income in respect thereof received by Buyers (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 4 of this Agreement) against the simultaneous transfer of the applicable Repurchase Price to an account of Buyers.

               2.6 Seller shall comply with the provisions of the Letter Agreement, on or prior to the Closing Date. In addition, Seller shall pay Buyers an unused fee (an "Unused Fee") in an amount equal to ten (10) basis points (0.10%) per annum on the unused Maximum Facility

Amount, which Unused Fee shall be payable quarterly in arrears during the term of this Agreement on the first Remittance Date occurring after receipt by Seller of the applicable invoice therefor; provided that the Unused Fee shall be assessed against the following percentages of the unused Maximum Facility Amount for the following periods:


        ------------------------------------------------------------------------------------

                       Period                 Percentage of Unused Facility Amount Against
                                                      Which Unused Fee is Assessed
        ------------------------------------------------------------------------------------
        Closing Date ("CD") to and                                 0%
        including 90 days thereafter

        ------------------------------------------------------------------------------------

        91 days after CD to and including                         33%
        180 days after CD

        ------------------------------------------------------------------------------------

        181 days after CD to and including                        66%
        270 days after CD

        ------------------------------------------------------------------------------------

        Thereafter                                                100%
        ------------------------------------------------------------------------------------

               2.7 Seller shall also reimburse  Buyers for all reasonable  fees, costs, disbursements and expenses of legal counsel associated with the preparation, negotiation and consummation of this Agreement and related documentation, provided, that the onset of such fees, costs, disbursements and for which Seller shall be liable shall not exceed $75,000. Subject to the prior sentence and to the extent not previously covered in this Section 2.7, Seller shall reimburse Buyers for all costs and expenses incurred by Buyers for establishing and maintaining the facility created by this Agreement, including all out-of-pocket expenses for due diligence, travel and fees and disbursements of its counsel; provided, that the onset of due diligence fees and expenses related to or otherwise connected with each Eligible Asset for which Seller shall be liable shall be $7,500.

               2.8 No more than once in each calendar quarter, Seller may by notice to Buyers reduce the Maximum Facility Amount to an amount not less than the aggregate amount of all then-open Transactions. Once reduced, the Maximum Facility Amount may not be increased.

               2.9 If prior to the first day of any Pricing Rate Period with respect to any Transaction, (i) Buyers shall have determined (which determination shall be conclusive and binding upon Seller) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Pricing Rate Period, or (ii) the LIBO Rate determined or to be determined for such Pricing Rate Period will not adequately and fairly reflect the cost to Buyers (as determined and certified by Buyers) of making or maintaining Transactions during such Pricing Rate Period, Buyers shall give facsimile or telephonic notice thereof to Seller as soon as practicable thereafter. If such notice is given, the Pricing Rate with respect to such Transaction for such Pricing Rate Period, and for any subsequent Pricing Rate Periods until such notice has been withdrawn by Buyers, shall be a per annum rate (the "Alternative Rate") equal to a rate determined based on an index approximating the behavior of LIBOR as reasonably determined by Buyers (which may be the Federal Funds Rate).

               2.10 Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for Buyers to effect Transactions as contemplated by the Transaction Documents, (a) the commitment of Buyers hereunder to enter into new Transactions and to continue Transactions as such shall forthwith be canceled, and (b) the Transactions then outstanding shall be converted automatically to Alternative Rate Transactions on the last day of the then current Pricing Rate Period or within such earlier period as may be required by law. If any such conversion of a Transaction occurs on a day which is not the last day of the then current Pricing Rate Period with respect to such Transaction, Seller shall pay to Buyers such amounts, if any, as may be required pursuant to Section 2.9 of this Agreement.

               2.11 Upon demand by Buyers, Seller shall indemnify Buyers and hold Buyers harmless from any actually-incurred net loss or expense (not to include any lost profit or opportunity) (including, without limitation, attorneys' fees and disbursements of external counsel) which Buyers may sustain or incur as a consequence of (i) default by Seller in selling Eligible Securities or Eligible Loans after Seller has notified Buyers of a Purchase Note in a Request for Transaction for a period of more than three Business Days and Buyers have agreed to purchase such Eligible Securities or Eligible Loans in accordance with the provisions of this Agreement (including also, but not limited to, a default by Seller in selling Eligible Securities and Eligible Loans on the Purchase Date as set forth in an irrevocable notice in accordance with Section 2.1 hereto), (ii) any payment of the Repurchase Price on any day other than a Remittance Date or (iii) default by Seller in terminating any Transaction more than three Business Days after Seller has given a notice in accordance with Section 2.4 of a termination of a Transaction (in each case of (i)-(iii) above, including, without limitation, any such loss or expense in the nature of allocable breakage cost attributable thereto arising from the reemployment of funds obtained by Buyers to maintain Transactions hereunder or from fees payable to terminate the deposits from which such funds were obtained). As a condition to Seller's liability under this paragraph, Buyers shall promptly deliver to Seller a certificate as to such costs, losses, damages and expenses, setting forth the calculations therefor and including any available supporting documentation, which certificate shall be conclusive and binding on Seller in the absence of manifest error.

               2.12 If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority or compliance by Buyers with any directive from any central bank or other Governmental Authority having jurisdiction over Buyers made subsequent to the date hereof:

               (a) shall subject Buyers to any tax of any kind whatsoever with respect to the Transaction Documents, any Purchased Asset or any Transaction, or change the basis of taxation of payments to Buyers in respect thereof (except for changes in the rate of tax on Buyers' overall net income);

               (b) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of Buyers which is not otherwise included in the determination of the LIBO Rate hereunder; or

               (c) shall impose on Buyers any other condition;

and the result of any of the foregoing is to increase the cost to Buyers, by an amount which Buyers deem to be material, of entering into, continuing or maintaining Transactions or to reduce any amount receivable under the Transaction Documents in respect thereof; then, in any such case, Seller shall promptly pay Buyers, within ten (10) Business Days after written submission, any additional amounts necessary to compensate Buyers for such increased cost or reduced amount receivable. If Buyers become entitled to claim any additional amounts pursuant to this Section 2.12, they shall promptly notify Seller of the event by reason of which they have become so entitled. As a condition to Seller's liability under this paragraph, Buyers shall promptly deliver to Seller a certificate as to the calculation of any additional amounts payable pursuant to this subsection and including any available supporting documentation, which certificate shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Assets.

               2.13 If either Buyer shall have reasonably determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Buyer or any corporation controlling such Buyer with any directive regarding capital adequacy from any Governmental Authority made subsequent to the date hereof does or shall have the effect of reducing the rate of return on such Buyer's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Buyer or such corporation could have achieved but for such adoption, change or compliance by an amount which is deemed by such Buyer to be material, then from time to time, within ten (10) Business Days after written submission by such Buyer to Seller of a written request therefore, Seller shall pay to such Buyer such additional amount or amounts as will compensate such Buyer for such reduction. As a condition to Seller's liability under this paragraph, such Buyer shall promptly deliver to Seller a certificate as to the calculation of any additional amounts payable pursuant to this subsection and including any available supporting documentation, which certificate shall be conclusive and binding upon Seller in the absence of manifest error. This covenant shall survive the termination of this Agreement and the repurchase by Seller of any or all of the Purchased Assets.

               2.14 Without prejudice to any other rights which Seller may have under this Agreement, upon any tender by Seller of payment of the aggregate Repurchase Price for all Purchased Assets and all other amounts due and payable to Buyers under this Agreement, all of Buyers' right, title and interest in such Purchased Assets shall be deemed transferred to Seller, and Buyers shall deliver, or cause the delivery of, such Purchased Assets to Seller.

               2.15 On any Repurchase Date, termination of the applicable Transactions will be effected by transfer to Seller or its agent of the Purchased Assets and any Income in respect thereof received by Buyers (and not previously credited or transferred to, or applied to the obligations of, Seller pursuant to Section 4 of this Agreement) against the simultaneous transfer of the Repurchase Price to an account of Buyers.

3.      MARGIN MAINTENANCE

               3.1 If at any time, the Market Value of any Purchased Asset shall be less than the Purchase Price less any unpaid Price Differential for such Purchased Asset (an "Asset Margin Deficit"), Seller shall transfer cash to Buyers so that the sum obtained by adding the Market Value of such Purchased Asset plus such cash shall equal or exceed the Purchase Price less any unpaid Price Differential for such Purchased Asset as of the same date; provided that, so long as no Default or Event of Default has occurred and is continuing, to the extent that the Market Value of one or more other Purchased Assets (the "Other Assets") shall exceed the aggregate Purchase Price for the Purchased Asset in respect of which an Asset Margin Deficit exists, then the amount of such Asset Margin Deficit shall be satisfied in part or in whole by the Purchase Price for the Other Assets being deemed to increase to an amount not to exceed the Market Value of the Other Assets (and Seller shall remain liable to provide Buyers with any additional cash that may be required so that, after giving effect to such increase in the Purchase Price for such Other Assets and the provision of any additional cash, no Asset Margin Deficit shall exist). Buyers shall provide Seller with a reconciliation statement setting forth any such adjustment to the Purchase Price of the Other Assets. Seller's failure to cure any Asset Margin Deficit as required by the preceding sentence shall constitute an Event of Default under the Transaction Documents and shall entitle Buyers to exercise their remedies under Section 11 of the Agreement (including, without limitation, the liquidation remedy provided for in Section 11.2(e) of this Agreement).

               3.2 If any Asset Margin Deficit exists on any Business Day, Seller shall transfer the cash required to be transferred pursuant to Section
3.1 by no later than the close of business in the relevant market on the next Business Day following such notice. Notice required pursuant to Section 3.1 of this Agreement may be given by any means of facsimile transmission and shall be delivered in accordance with the terms of this Agreement. The failure of either Buyer on any one or more occasions, to exercise its rights under this Section 3 shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of such Buyer to do so at a later date. Seller agrees that any failure or delay by a Buyer to exercise its rights under this Section 3 shall not limit such Buyer's rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.

               3.3 Any cash transferred to Buyers pursuant to Section 3.1 of this Agreement on account of an Asset Margin Deficit with respect to any Purchased Asset shall be applied to reduce the Repurchase Price for such Purchased Asset under the relevant Transaction.

4.      INCOME PAYMENTS AND PRINCIPAL PAYMENTS

               4.1 The Cash Management Account shall be established at the Depository concurrently with the execution and delivery of this Agreement by Seller and Buyers. Buyers shall have sole dominion and control over the Cash Management Account. Seller shall cause all Income in respect of the Purchased Assets and any payments in respect of associated Hedging Agreements to be deposited directly into the Cash Management Account. Buyers shall instruct the Depository to maintain all amounts in the Cash Management Account in an interest bearing account and, so long as no Event of Default shall have occurred and be continuing, to pay all investment income earned thereon to Seller. All such Income and investment income shall be remitted by the Depository in accordance with the applicable provisions of Sections 4.2, 4.3, 4.4 and 4.5 of this Agreement.

               4.2 With respect to Purchased Loans, Seller shall deliver to each Mortgagor, issuer of a participation, borrower under a Purchased Loan or other applicable party making payments on a Purchased Loan an irrevocable direction letter in the form attached as Exhibit IX to this Agreement instructing the Mortgagor, issuer of a participation, borrower other applicable party to pay all Income under the related Purchased Loan to the Cash Management Account and shall provide to Buyers proof of such delivery. If a Mortgagor, issuer of a participation, borrower or other applicable party forwards any Income with respect to a Purchased Loan to Seller rather than directly to the Cash Management Account, Seller shall (i) deliver an additional irrevocable direction letter to the applicable Mortgagor, issuer of a participation, borrower or other party and make other commercially reasonable efforts to cause such Mortgagor, issuer of a participation, borrower or other applicable party to forward such amounts directly to the Cash Management Account and (ii) within one Business Day deposit in the Cash Management Account any such amounts and pending such delivery, hold such amounts in trust for Buyers.

               4.3 Subject to Section 4.4 and 4.5, all Income and all scheduled Principal Payments received by the Depository in respect of the Purchased Assets and the associated Hedging Agreements during each Collection Period shall be applied by the Depository on the related Remittance Date as follows:

               (a)  first,   to  remit  payments  then  due  under  the  Hedging
Agreements, if any;

               (b) second, to remit to Buyers an amount equal to the Price Differential which has accrued and is outstanding as of such Remittance Date;

               (c) third, to remit to Buyers the Allocated Portion of scheduled Principal Payments, if any (for purposes of this Section 4.3(c) and Section 4.4, "Allocated Portion" shall mean the product of (i) the amount of such principal repayment and (ii) the Purchase Percentage; provided that (A) the Allocated Portion shall not exceed the amount of unpaid Repurchase Price payable by Seller to Buyers for such Purchased Asset and (B) following the payment of the Allocated Portion, no Asset Margin Deficit exists); and

               (d) fourth, so long as no Event of Default shall have occurred and be continuing to remit to Seller the remainder, if any.

               4.4 Subject to Section 4.5, any unscheduled Principal Payment received by the Depository in respect of any of the Purchased Assets during each Collection Period shall be applied by the Depository on the next Business Day following the Business Day upon which Buyers receive notice of such unscheduled Principal Payment from Servicer to the Repurchase Price of the Purchased Assets in respect of which such Principal Payment has been received, in the following order of priority:

               (a) first, to remit the Allocated Portion of such unscheduled Principal Payment to Buyers; and

               (b) second, to remit to Seller the remainder of such unscheduled Principal Payment.

               4.5 If an Event of Default shall have occurred and be continuing, all Income in the Cash Management Account in respect of the Purchased Assets and the associated Hedging Transactions shall be applied on the Business Day next following the Business Day on which such funds are deposited in the Cash Management Account as follows:

               (i) first, to Buyers, all costs and all other amounts payable by Seller and outstanding hereunder and under the other Transaction Documents;

               (ii) second, to Buyers, an amount equal to the Price Differential which has accrued and is outstanding in respect of the Transactions as of such Business Day;

               (iii) third, to Buyers, an amount equal to the aggregate Repurchase Price of the Purchased Assets, until the aggregate Repurchase Price for all of the Purchased Assets has been reduced to zero;

               (iv) fourth, to any other amounts owing by Seller hereunder; and

               (v) fifth, the remainder to Seller or as a court of competent jurisdiction may otherwise direct.

5.      SECURITY INTEREST

               5.1 Buyers and Seller intend that all Transactions hereunder be sales to Buyers of the Purchased Assets and not loans from Buyers to Seller secured by the Purchased Assets. However, in the event any such Transaction to which a Buyer is a party is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located to such Buyer to secure such loan the payment and performance of all other amounts or obligations owing to such Buyer pursuant to this Agreement and the related documents described herein:

                           (a) the Purchased  Securities purchased by such Buyer
                  pursuant to this Agreement (and identified in Confirmations) and all "securities accounts" created in connection therewith (as defined in Section 8-501(a) of the UCC) to which any or all of such Purchased Securities are credited;

                           (b) the  Purchased  Loans  purchased  by  such  Buyer
                  pursuant to this Agreement (and identified in Confirmations), Servicing Agreements in connection with this Agreement, Servicing Records in connection with this Agreement, insurance relating to such Purchased Loans, and collection and escrow accounts relating to such Purchased Loans;

                           (c)  all  "general   intangibles",   "accounts"   and
                  "chattel   paper"  as  defined  in  the  UCC  relating  to  or
                  constituting any and all of the foregoing; and

                           (d) all replacements,  substitutions or distributions
                  on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

               5.2 In addition, irrespective of whether any Transaction is deemed to be a loan, Seller hereby pledges all of its right, title, and interest in, to and under and grants a first priority lien on, and security interest in, all of the following property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located (collectively, together with any and all collateral granted to Buyers pursuant to Section 5.1 above, the "Collateral") to Buyers to secure the payment and performance of all other amounts or obligations owing to Buyers pursuant to this Agreement and the related documents described herein:

                           (a) the Cash Management Account created in connection
                  with this Agreement and all monies from time to time on deposit in such Cash Management Account;

                           (b) the Hedging Agreements, if any;

                           (c)  all  "general   intangibles",   "accounts"   and
                  "chattel   paper"  as  defined  in  the  UCC  relating  to  or
                  constituting any and all of the foregoing; and

                           (d) all replacements,  substitutions or distributions
                  on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

               5.3 Buyers' security interest in the Collateral subject to any Transaction shall terminate only upon termination of Seller's obligations with respect to such Transaction under this Agreement and the documents delivered in connection herewith and therewith or upon repurchase by Seller of any such Collateral. For purposes of the grant of the security interest pursuant to this
Section 5, this Agreement shall be deemed to constitute a security agreement under the New York Uniform Commercial Code (the "UCC"). Buyers shall have all of the rights and may exercise all of the remedies of a secured creditor under the UCC and the other laws of the State of New York and Seller shall have all of the rights and may exercise all of the remedies of a debtor under the UCC and the other laws of the State of New York. In furtherance of the foregoing, (i) Buyers shall cause to be filed as a protective filing with respect to the Purchased Assets and as a UCC filing with respect to the security interests granted in Sections 5.1 and 5.2 (i) two separate UCC financing statements, each in the form of Exhibit I-B attached hereto and each naming Seller as debtor and a Buyer as secured party (to be filed in the filing office indicated therein), (ii) amendments to each such UCC financing statement in the form of Exhibit I-C attached hereto, in each case having attached to such UCC financing statement or such UCC financing statement amendment a description of the related Purchased Assets which identifies the related Purchased Assets by setting forth (a) the name of the borrower or issuer with respect to each related Purchased Asset and (b) the loan agreement (including the date) or other document, agreement or instrument pursuant to which each related Purchased Asset was made or is governed and (iii) such other UCC filings, in such locations as may be necessary to perfect and maintain perfection and priority of the outright transfer and the security interest granted hereby and, in each case, continuation statements and any amendments thereto (collectively, the "Filings"), and shall forward copies of such Filings to Seller upon completion thereof, and (b) Seller shall from time to time, at its own expense, deliver and cause to be duly filed all such further filings, instruments and documents and take all such further actions as may be necessary or desirable or as may be requested by Buyer with respect to the perfection and priority of the outright transfer of the Purchased Assets and the security interests granted hereunder (including marking its records and files to evidence the interests granted to Buyers hereunder).

6.      PAYMENT, TRANSFER AND CUSTODY

               6.1 Subject to the terms and conditions of this Agreement, on the Purchase Date for each Transaction, ownership of the Purchased Assets shall be transferred to Buyers or their designee (including the Custodian) against the simultaneous transfer of the Purchase Price to an account of Seller specified in the Confirmation relating to such Transaction.

               6.2 On or prior to the applicable Purchase Date, Seller shall deliver the related Purchased Securities re-registered in the name of Buyers or other designee of Buyers or duly endorsed in blank if the Purchased Securities are in certificated form in accordance with the Custodial Agreement (or, subject to the approval of Buyers, together with documentation sufficient to permit the re-registration of the Purchased Securities by Buyers in the name of Buyers or other designee of Buyers) and Buyers or their other designee shall have all rights of conversions, exchange, subscription and any other rights, privileges and options pertaining to such Purchased Securities as the owner thereof, and in connection therewith, the right to deposit and deliver any and all of such Purchased Securities with any committee, depositary transfer, agent, register or other designated agency upon such terms and conditions as Buyers may determine. The Purchased Securities shall be held by Buyers or their designee, as exclusive bailee and agent for Buyers, either directly or through the facilities of a Relevant System, as "securities intermediary" (as defined in Section 8-102(a)(14) of the UCC and 31 C.F.R. Section 357.2) and credited to the "securities account" (as defined in Section 8-501(a) of the UCC) of Buyers. Buyers, as "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to such Purchased Securities, shall be entitled to receive all cash dividends and distributions paid in respect thereof (which, if any, shall be either paid to Seller or applied to reduce the Repurchase Price). Any such dividends or distributions with respect to such Purchased Securities received by Seller shall be promptly remitted to the Cash Management Account.

               6.3 With respect to the Purchased Securities that shall be delivered or held in uncertificated form and the ownership of which is registered on books maintained by the issuer thereof or its transfer agent, Seller shall cause the registration of such security or other item of investment property in the name of Buyers or their designee and at the request of Buyers, shall take such other and further steps, and shall execute and deliver such documents or instruments necessary in the opinion of Buyers, to effect a legally valid transfer to Buyers hereunder. With respect to such Purchased Securities that shall be delivered or held in definitive, certificated form, Seller shall deliver to Buyers or their designee (which shall be the Custodian initially) the original of the relevant certificate endorsed in blank, together with documentation sufficient to permit the re-registration of the Purchased Securities by Buyers in the name of Buyers or other designee of Buyers. Unless otherwise instructed by Buyers, any delivery of a security or other item of investment property in definitive, certificated form shall be made to the Custodian. With respect to such Purchased Securities that shall be delivered through a Relevant System in book entry form and credited to or otherwise held in a securities account, Seller shall take such actions necessary to provide instruction to the relevant financial institution or other entity, which instruction shall be sufficient if complied with to register the transfer of such Purchased Securities from Seller to Buyers or their designee. In connection with any account to which such Purchased Securities are credited or otherwise held, Seller shall execute and deliver such other and further documents or instruments necessary, in the opinion of Buyers, to effect a legally valid transfer to Buyers hereunder. Any account to which such Purchased Securities are credited or otherwise held shall be designated in accordance with the Custodial Agreement or such variation thereon as Buyers may direct. Any delivery of such Purchased Security in accordance with this paragraph, or any other method acceptable to Buyers, shall be sufficient to cause Buyers to be the "entitlement holder" (as defined in Section 8-102(a)(7) of the UCC) with respect to such Purchased Securities and, if the Transaction is recharacterized as a secured financing, to have a perfected first priority security interest therein. No Purchased Securities, whether certificated or uncertificated, shall remain in the possession of Seller or any of its agents or in any securities account in the name of Seller or any of its agents.

               6.4  As  a  condition  to  Buyers'   purchase  of  any  Purchased
Securities,

               (a) Seller shall deliver to Buyers on or prior to the Purchase Date with respect to such Purchased Securities:

               (A) copies of the executed Securitization Documents governing such Purchased Securities, and the offering documents related to such Purchased Securities, each certified by Seller as a true, correct and complete copy of the original document delivered to Seller, and any ancillary documents required to be delivered to holders of the Purchased Securities under such Securitization Documents;

               (B) one or more officer's certificates with respect to the completeness of the documents delivered as may be reasonably requested by Buyers,

               (C) an instruction letter from Seller to the Trustee under such Securitization Documents, instructing the Trustee to remit all sums required to be remitted to the holder of such Purchased Securities under such Securitization Documents to the Depository or as otherwise directed in a written notice signed by Seller and Buyers,

               (D) copies of all distribution statements, if any, delivered to Seller pursuant to such Securitization Documents during the three-month period immediately preceding such Purchase Date,

               (E) a copy of the trade ticket or other transaction confirmation pursuant to which Seller acquired such Purchased Securities,

               (F) any other documents or instruments necessary in the opinion of Buyers to consummate the sale of such Purchased Securities to Buyers or, if such Transaction is recharacterized as a secured financing, to create and perfect in favor of Buyers a valid perfected first priority security interest in such Purchased Securities; and

               (b) Seller shall have taken the requisite steps with respect to delivery and/or registration of such Purchased Securities as described more fully in Section 6.3 of this Agreement.

               6.5 On or before each Purchase Date with respect to each Purchased Loan, Seller shall deliver or cause to be delivered to Buyers or their designee the Custodial Delivery in the form attached hereto as Exhibit IV. On or before each Purchase Date, with respect to each Table Funded Purchased Loan, Seller shall cause the Bailee to deliver to the Custodian by facsimile the related Mortgage Note, the Bailee Agreement and the Bailee Trust Receipt issued thereunder. In connection with each sale, transfer, conveyance and assignment of a Purchased Loan, on or prior to each Purchase Date with respect to such Purchased Loan (other than a Table Funded Purchased Loan) or by not later than 12:00 p.m. (New York time) on the third Business Day following the applicable Purchase Date with respect to each Table Funded Purchased Loan, Seller shall deliver or cause to be delivered and released to the Custodian the following documents (collectively, the "Purchased Loan File"), pertaining to each of the Purchased Loans identified in the Custodial Delivery delivered therewith:

               (a) With respect to each Purchased Loan which is an Eligible First Lien Loan:

               (A) The original Mortgage Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Mortgage Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

               (B) The original of any loan agreement, guarantee, indemnity or cash management agreement executed in connection with the Mortgage Note (if any).

               (C) The original Mortgage with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (D) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (E) The original Assignment of Mortgage in blank for each Purchased Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Purchased Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

               (F) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an officer's certificate of Seller certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (G) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable marked commitment to issue the same.

               (H) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Purchased Loan.

               (I) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an officer's certificate of Seller, certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

               (J) The originals of all intervening assignments of assignment of leases and rents, if any, or copies thereof, with evidence of recording thereon.

               (K) A copy of the UCC financing statements, certified as true and correct by Seller, and all necessary UCC continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC assignments executed by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing.

               (L) An environmental indemnity agreement (if any).

               (M) An omnibus assignment in blank (if any).

               (N) A disbursement letter from the Mortgagor to the original mortgagee (if any).

               (O) Mortgagor's certificate or title affidavit (if any).

               (P) A survey of the Mortgaged Property (if any) as accepted by the title company for issuance of the Title Policy.

               (Q) A copy of the Mortgagor's opinion of counsel (if any).

               (R) An assignment of permits, contracts and agreements (if any).

               (S) All original letters of credit and originals or certified copies of any interest rate cap or swap agreements relating to such Purchased Loan.

               (T) In respect of any Purchased Loan as to which the Mortgaged Property or underlying real property, as applicable, consists of a leasehold interest, the ground lease, memorandum of ground lease and ground lessor consent and/or estoppel.

               (U) The original of any participation agreement, intercreditor agreement and/or servicing agreement executed in connection with the Purchased Loan.

               (V) All other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying such Purchased Loan, or otherwise executed or delivered in connection with such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property.

               (W) Such other documents, agreements or instruments as shall be reasonably requested by Buyers.

               (b) With respect to each Purchased Loan which is an Eligible Mezzanine Loan (other than an Eligible Mezzanine Loan represented by a participation interest in a performing mezzanine loan) or an Eligible B Note (other than an Eligible B Note represented by a junior participation interest):

               (A) The original Mezzanine Note or B-Note signed in connection with the Purchased Loan bearing all intervening endorsements, endorsed "Pay to the order of __________ without recourse" and signed in the name of the Last Endorsee by an authorized Person (in the event that the Mezzanine Note was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Purchased Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

               (B) The original of the loan agreement and the guarantee, if any, executed in connection with the Purchased Loan.

               (C) The original intercreditor or loan coordination agreement, if any, executed in connection with the Purchased Loan.

               (D) The original security agreement executed in connection with the Purchased Loan.

               (E) Copies of all documents relating to the formation and organization of the borrower of such Purchased Loan, together with all consents and resolutions delivered in connection with such borrower's obtaining the Purchased Loan.

               (F) All other documents and instruments evidencing, guaranteeing, insuring or otherwise constituting or modifying or otherwise affecting such Purchased Loan, or otherwise executed or delivered in connection with, or otherwise relating to, such Purchased Loan, including all documents establishing or implementing any lockbox pursuant to which Seller is entitled to receive any payments from cash flow of the underlying real property.

               (G) The assignment of Purchased Loan sufficient to transfer to Buyers all of Seller's rights, title and interest in and to the Purchased Loan.

               (H) A copy of the borrower's opinion of counsel (if any).

               (I) A copy of the UCC financing statements, certified as true and correct by Seller, and all necessary UCC continuation statements with evidence of filing thereon or copies thereof certified by Seller to have been sent for filing, and UCC assignments executed by Seller in blank, which UCC assignments shall be in form and substance acceptable for filing.

               (J) The original certificates representing the pledged equity interests (if any).

               (K) Stock powers relating to each pledged equity interest, executed in blank, if an original stock certificate is provided.

               (L) Assignment of any management agreements, agreements among equity interest holders or other material contracts.

               (M) If no original stock certificate is provided, evidence (which may be an officer's certificate confirming such circumstances) that the pledged ownership interests have been transferred to, or otherwise made subject to a first priority security interest in favor of, Seller.

               (N) The original environmental indemnity agreement, if any.

               (O) All original letters of credit and originals or certified copies of any interest rate cap or swap agreements, if any.

               (P) Such other documents, agreements or instruments as shall be reasonably requested by Buyers.

               (c) With respect to each Purchased Loan which is an Eligible B Note represented by a junior participation interest or an Eligible Mezzanine Loan represented by a participation interest in a performing mezzanine loan:

               (A) Copies of all of the applicable documents described above with respect to a Purchased Loan which is an Eligible First Lien Loan.

               (B) The original of any participation agreement, intercreditor agreement and/or servicing agreement executed in connection with the Purchased Loan.

               (C) The assignment of Purchased Loan sufficient to transfer to Buyers all of Seller's rights, title and interest in and to the Purchased Loan.

               From time to time, Seller shall forward to the Custodian additional original documents or additional documents evidencing any assumption, modification, consolidation or extension of a Purchased Loan approved in accordance with the terms of this Agreement, and upon receipt of any such other documents, the Custodian shall hold such other documents as Buyers shall request from time to time. With respect to any documents which have been delivered or are being delivered to recording offices for recording and have not been returned to Seller in time to permit their delivery hereunder at the time required, in lieu of delivering such original documents, Seller shall deliver to Buyers a true copy thereof with an officer's certificate certifying that such copy is a true, correct and complete copy of the original, which has been transmitted for recordation. Seller shall deliver such original documents to the Custodian promptly when they are received. With respect to all of the Purchased Loans delivered by Seller to Buyers or their designee (including the Custodian), Seller shall execute an omnibus power of attorney substantially in the form of
Exhibit V attached hereto irrevocably appointing Buyers its attorney-in-fact with full power upon the occurrence and during the continuance of an Event of Default to (i) complete and record the Assignment of Mortgage, (ii) complete the endorsement of the Mortgage Note or Mezzanine Note and (iii) take such other steps as may be necessary or desirable to enforce Buyers' rights against such Purchased Loans and the related Purchased Loan Files and the Servicing Records. Buyers shall deposit the Purchased Loan Files representing the Purchased Loans, or direct that the Purchased Loan Files be deposited directly, with the Custodian. The Purchased Loan Files shall be maintained in accordance with the Custodial Agreement. Any Purchased Loan Files not delivered to Buyers or their designee (including the Custodian) are and shall be held in trust by Seller or its designee for the benefit of Buyers as the owner thereof. Seller or its designee shall maintain a copy of the Purchased Loan File and the originals of the Purchased Loan File not delivered to Buyers or their designee. The possession of the Purchased Loan File by Seller or its designee is at the will of Buyers for the sole purpose of servicing the related Purchased Loan, and such retention and possession by Seller or its designee is in a custodial capacity only. The books and records (including, without limitation, any computer records or tapes) of Seller or its designee shall be marked appropriately to reflect clearly the sale of the related Purchased Loan to Buyers. Seller or its designee (including the Custodian) shall release its custody of the Purchased Loan File only in accordance with written instructions from Buyers, unless such release is required as incidental to the servicing of the Purchased Loans or is in connection with a repurchase of any Purchased Loan by Seller.

               6.6 Unless an Event of Default on the part of Seller shall have occurred and be continuing, Buyers shall exercise all voting and corporate rights with respect to the Purchased Securities in accordance with Seller's written instructions; provided, however, that Buyers shall not be required to follow Seller's instructions concerning any vote or corporate right if doing so would, in Buyers' reasonable business judgment, impair the Purchased Securities or be inconsistent with or result in any violation of any provision of the Transaction Documents. Upon the occurrence and during the continuation of an Event of Default on the part of Seller, Buyers shall be entitled to exercise all voting and corporate rights with respect to the Purchased Securities without regard to Seller's instructions (including, but not limited to, if an Act of Insolvency shall occur with respect to Seller, to the extent Seller controls or is entitled to control selection of the special servicer, Buyers may transfer such special servicing to an entity satisfactory to Buyers).

7.      SALE, TRANSFER, HYPOTHECATION OR PLEDGE OF PURCHASED SECURITIES

               7.1 Subject to the terms and conditions of this Agreement, title to all Purchased Assets shall pass to Buyers on the applicable Purchase Date, and Buyers shall have free and unrestricted use of all Purchased Assets subject to the terms and conditions thereof. Nothing in this Agreement or any other Transaction Document shall preclude Buyers from engaging in repurchase transactions with the Purchased Assets or otherwise selling, transferring, pledging, repledging, hypothecating, or rehypothecating the Purchased Assets, but no such transaction shall relieve Buyers of their obligations under Section 16 or Buyers' obligations to transfer the Purchased Assets to Seller pursuant to Sections 2 or 11 of this Agreement or of Buyers' obligation to credit or pay Income to, or apply Income to the obligations of, Seller pursuant to Section 4 hereof.

               7.2 Nothing contained in this Agreement or any other Transaction Document shall obligate Buyers to segregate any Purchased Asset delivered to Buyers by Seller. Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, no Purchased Asset shall remain in the custody of Seller or an Affiliate of Seller.

8.      REPRESENTATIONS

               8.1 Seller represents and warrants to Buyers that (i) Seller is duly authorized to execute and deliver this Agreement, to enter into Transactions contemplated hereunder and to perform its obligations hereunder and has taken all necessary action to authorize such execution, delivery and performance, (ii) Seller will engage in such Transactions as principal (or, if agreed in writing, in the form of an annex hereto or otherwise, in advance of any Transaction by the other party hereto, as agent for a disclosed principal),
(iii) the person signing this Agreement on Seller's behalf is duly authorized to do so on its behalf (or on behalf of any such disclosed principal), (iv) Seller has obtained all authorizations of any governmental body required in connection with this Agreement and the Transactions hereunder and such authorizations are in full force and effect, and (v) the execution, delivery and performance of this Agreement and the Transactions hereunder will not violate any law, ordinance, charter, by-law or rule applicable to Seller or any agreement by which it is bound or by which any of its assets are affected. On the

Purchase Date for any Transaction Seller shall be deemed to repeat all the foregoing representations.

               8.2 In addition to the representations and warranties appearing in Section 8.1 of this Agreement, Seller represents and warrants to Buyers that as of the Purchase Date for the purchase of any Purchased Assets by Buyers from Seller and any Transaction hereunder and as of the date of this Agreement and at all times while this Agreement and any Transaction hereunder is in full force and effect:

               (a) Organization. Seller is duly organized, validly existing and in good standing under the laws and regulations of the state of Seller's organization and is duly licensed, qualified, and in good standing in every state where such licensing or qualification is necessary for the transaction of Seller's business, except to the extent that the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, operations, or financial condition of Seller or the validity or enforceability of the Transaction Documents or the Purchased Assets. Seller has the power to own and hold the assets it purports to own and hold, and to carry on its business as now being conducted and proposed to be conducted, and has the power to execute, deliver, and perform its obligations under this Agreement and the other Transaction Documents.

               (b) Due Execution; Enforceability. Each of the Transaction Documents has been duly executed and delivered by Seller, for good and valuable consideration. Each of the Transaction Documents constitute the legal, valid and binding obligations of Seller, enforceable against Seller in accordance with their respective terms subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles.

               (c) Non-Contravention. Neither the execution and delivery of the Transaction Documents, nor consummation by Seller of the transactions contemplated by the Transaction Documents (or any of them), nor compliance by Seller with the terms, conditions and provisions of the Transaction Documents (or any of them) will conflict with or result in a breach of any of the terms, conditions or provisions of (i) the certificate of incorporation or bylaws of Seller, (ii) any contractual obligation to which Seller is now a party or the rights under which have been assigned to Seller or the obligations under which have been assumed by Seller or to which the assets of Seller are subject or constitute a default thereunder, or result thereunder in the creation or imposition of any lien upon any of the assets of Seller, other than pursuant to the Transaction Documents, (iii) any judgment or order, writ, injunction, decree or demand of any court applicable to Seller, or (iv) any applicable Requirement of Law, to the extent that such default, conflict or breach would have a material adverse effect upon Seller's ability to perform its obligations hereunder. Seller has all necessary licenses, permits and other consents from Governmental Authorities necessary to acquire, own and sell the Purchased Assets and for the performance of its obligations under the Transaction Documents.

               (d) Litigation; Requirements of Law. There is no action, suit, proceeding, investigation, or arbitration pending or, to the best knowledge of Seller, threatened against Seller or any of its assets, which may result in any material adverse change in the business, operations, financial condition, or assets of Seller, or which may have an adverse effect on the validity of the Transaction Documents or the Purchased Assets or any material action taken or to be taken in connection with the obligations of Seller under any of the Transaction Documents. Seller is in compliance in all material respects with all Requirements of Law. Seller is not in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any arbitrator or Governmental Authority.

               (e) No Broker. Seller has not dealt with any broker, investment banker, agent, or other Person (other than Buyers or an Affiliate of Buyers) who may be entitled to any commission or compensation in connection with the sale of Purchased Assets pursuant to any of the Transaction Documents.

               (f) Good Title to Purchased Assets. Immediately prior to the purchase of any Purchased Assets by Buyers from Seller, such Purchased Assets are free and clear of any lien, encumbrance or impediment to transfer (including any "adverse claim" as defined in Section 8-102(a)(1) of the UCC), and Seller is the record and beneficial owner of and has good and marketable title to and the right to sell and transfer such Purchased Assets to Buyers and, upon transfer of such Purchased Assets to Buyers, Buyers shall be the owner of such Purchased Assets free of any adverse claim. In the event the related Transaction is recharacterized as a secured financing of the Purchased Assets, the provisions of this Agreement are effective to create in favor of Buyers a valid security interest in all rights, title and interest of Seller in, to and under the Purchased Assets and Buyers shall have a valid, perfected first priority security interest in the Purchased Assets (and without limitation on the foregoing, Buyers, as entitlement holder, shall have a "security entitlement" to the Purchased Securities).

               (g) No Default. No Default or Event of Default exists.

               (h) Representations in Securitization Documents. All of the Purchased Securities have been validly issued and are fully paid and non-assessable and not subject to preemptive rights and have been offered, issued and sold in compliance with all Requirements of Law. The Securitization Documents are genuine, in full force and effect and the legal, valid and binding obligation of the parties thereto, enforceable in accordance with their terms, subject to bankruptcy, insolvency, and other limitations on creditors' rights generally and to equitable principles. Seller has not waived the performance of any action or any default, breach or violation resulting from action or inaction under a Securitization Document and has not been made aware of any such waiver. Except as disclosed to Buyers in writing, there is no default, breach, violation or event of acceleration existing under a Securitization Document and to Seller's knowledge, no event has occurred which, with the passage of time or giving of notice or both and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder. Each Purchased Security is freely assignable and the related Securitization Documents permit Seller to sell, assign or pledge such Purchased Security.

               (i) Representations and Warranties Regarding Purchased Loans; Delivery of Purchased Loan File. Seller represents and warrants to Buyers that each Purchased Loan sold hereunder and each pool of Purchased Loans sold in a Transaction hereunder, as of each Purchase Date for a Transaction conform in all material respects to the applicable representations and warranties set forth in
Exhibit VI attached hereto, except as disclosed to Buyers in writing. It is understood and agreed that the representations and warranties set forth in
Exhibit VI hereto, if any, shall survive delivery of the respective Purchased Loan File to Buyers or their designee

(including the Custodian) to the extent permitted by applicable law. With respect to each Purchased Loan, the Mortgage Note or Mezzanine Note, the Mortgage (if any), the Assignment of Mortgage (if any) and any other documents required to be delivered under this Agreement and the Custodial Agreement for such Purchased Loan have been delivered to Buyers or the Custodian on their behalf. Except as otherwise disclosed to Buyers, Seller or its designee is in possession of a complete, true and accurate Purchased Loan File with respect to each Purchased Loan, except for such documents the originals of which have been delivered to the Custodian.

               (j) Adequate Capitalization; No Fraudulent Transfer. Seller has, as of such Purchase Date, adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations. Seller is generally able to pay, and as of the date hereof is paying, its debts as they come due. Seller has not become, or is presently, financially insolvent nor will Seller be made insolvent by virtue of Seller's execution of or performance under any of the Transaction Documents within the meaning of the bankruptcy laws or the insolvency laws of any jurisdiction. Seller has not entered into any Transaction Document or any Transaction pursuant thereto in contemplation of insolvency or with intent to hinder, delay or defraud any creditor.

               (k) Consents. No consent, approval or other action of, or filing by Seller with, any Governmental Authority or any other Person is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of any of the Transaction Documents by Seller (other than consents, approvals and filings that have been obtained or made, as applicable).

               (l) Organizational Documents. Seller has delivered to Buyers certified copies of its certificate of incorporation and by-laws, together with all amendments thereto.

               (m) No Encumbrances. Except as a result of entering into this Agreement, there are (i) no outstanding rights, options, warrants or agreements on the part of Seller for a purchase, sale or issuance, in connection with the Purchased Assets, (ii) no agreements on the part of Seller to issue, sell or distribute the Purchased Assets, and (iii) no obligations on the part of Seller (contingent or otherwise) to purchase, redeem or otherwise acquire any securities or any interest therein or to pay any dividend.

               (n) Federal Regulations. Seller is not required to register as an "investment company," or a company "controlled by an investment company," under the Investment Company Act of 1940, as amended, or (B) a "holding company," or a "subsidiary company of a holding company," or an "affiliate" of either a "holding company" or a "subsidiary company of a holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended.

               (o) Taxes. Seller has filed or caused to be filed all tax returns which to the knowledge of Seller would be delinquent if they had not been filed on or before the date hereof and has paid all taxes shown to be due and payable on or before the date hereof on such returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it and any of its assets by any Governmental Authority, except for such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP; no tax liens have been filed against any of Seller's assets and, to Seller's knowledge, no claims are being asserted with respect to any such taxes, fees or other charges.

               (p) ERISA. Seller does not have any Plans or any ERISA Affiliates and makes no contributions to any Plans or any Multiemployer Plans.

               (q) Judgments/Bankruptcy. Except as disclosed in writing to Buyers, there are no judgments against Seller unsatisfied of record or docketed in any court located in the United States of America, and no Act of Insolvency has ever occurred with respect to Seller.

               (r) Specified Data. All Specified Data concerning Seller and the Purchased Assets that has been delivered by or on behalf of Seller to Buyers under or in connection with this Agreement, is complete and correct in all material respects as of the date of delivery (or if stated to have been prepared as of an earlier date, as of such earlier date).

               (s) Location of Seller. On the date of this Agreement, Seller's principal place of business is located at 410 Park Avenue, 14th Floor, New York, New York 10022. Seller's jurisdiction of organization is the State of Maryland. The location where Seller keeps its books and records, including all computer tapes and records relating to the Purchased Assets is its principal place of business.

               8.3 On the Purchase Date for any Transaction, Seller shall be deemed to have made all of the representations set forth in Sections 8.1 and 8.2 of this Agreement as of such Purchase Date.

9.      NEGATIVE COVENANTS OF SELLER

               On and as of the date hereof and each Purchase Date and until this Agreement is no longer in force with respect to any Transaction, Seller shall not without the prior written consent of Buyers:

               9.1 subject to Seller's right to repurchase, take any action which would directly or indirectly impair or adversely affect Buyers' title to the Purchased Assets;

               9.2 transfer, assign, convey, grant, bargain, sell, set over, deliver or otherwise dispose of, or pledge or hypothecate, directly or indirectly, any interest in the Purchased Assets (or any of them) to any Person other than Buyers, or engage in repurchase transactions or similar transactions with respect to the Purchased Assets (or any of them) with any Person other than Buyers so long as such Purchased Assets are subject to this Agreement;

               9.3 create, incur or permit to exist any lien, encumbrance or security interest in or on any of the Purchased Assets, subject to the security interest granted by Seller pursuant to Section 5 of this Agreement, except as described in Section 5 of this Agreement;

               9.4 modify or terminate any of the organizational documents of Seller in a manner adverse to the interests of Buyer under this Agreement;

               9.5 consent or assent to any amendment or supplement to, or termination of, any Securitization Document, any note, loan agreement, mortgage or guaranty relating to the Purchased Loans or other material agreement or instrument relating to the Purchased Assets other than a Permitted Purchased Loan Modification; provided, that Buyers agree to use commercially reasonably efforts to respond to any such written request within five (5) Business Days;

               9.6 at any time during which an Event of Default on the part of Seller has occurred and is continuing, vote or take any action to permit any rights afforded to a holder of the Purchased Securities under the related Securitization Documents; or

               9.7 after the occurrence and during the continuation of any Event of Default under Section 11(a) hereof, make any distribution (other than the minimum distributions necessary to maintain the REIT status of Seller), payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any equity or ownership interest of Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller; or

               9.8 permit the ratio of Adjusted Total Indebtedness to Tangible Net Worth at any time to be greater than 5.00 to 1.00.

               9.9 permit its Fixed Charge Ratio to be less than 1.2 to 1.00.

               9.10 permit Tangible Net Worth at any time to be less than $200,000,000.


10.     AFFIRMATIVE COVENANTS OF SELLER

               10.1 Seller shall promptly notify Buyers of any material adverse change in its business, operations, or financial condition.

               10.2 Seller shall provide Buyers with copies of such documents as Buyers may reasonably request evidencing the truthfulness of the representations set forth in Section 8.

               10.3 Seller (1) shall defend the right, title and interest of Buyers in and to the Purchased Assets against, and take such other action as is necessary to remove, any Liens, security interests, claims and demands of all Persons (other than security interests by or through Buyers) and (2) shall, at Buyers' request, take all action necessary to ensure that Buyers will have a first priority security interest in the Purchased Assets subject to any of the Transactions in the event such Transactions are recharacterized as secured financings.

               10.4 Seller shall notify Buyers and the Depository of the occurrence of any Default or Event of Default as soon as possible but in no event later than the Business Day after obtaining actual knowledge of such event.

               10.5 If an Act of Insolvency occurs with respect to Seller, Seller shall permit Buyers to transfer servicing and/or special servicing with respect to all mortgage loans underlying the Purchased Securities to an entity satisfactory to Buyers, to the extent Seller controls or is entitled to control the selection of the servicer and/or special servicer, as the case may be.

               10.6 Seller shall  promptly  (and in any event not later than two
(2) Business Days following receipt) deliver to Buyers (i) any notice of the occurrence of an event of default under, notice of condemnation, casualty or environmental contamination with respect to or report received by or required to be delivered by Seller pursuant to the Securitization Documents, (ii) any notice of transfer of servicing under the Securitization Documents, (iii) any notice of termination or other unwind of any Hedging Agreement and (iv) any other information with respect to the Purchased Assets as may be reasonably requested by Buyers from time to time to the extent such information is in Seller's possession or can be obtained by Seller at a reasonable cost.

               10.7 Seller will permit Buyers, at Buyer's cost, or their designated representative to inspect Seller's records with respect to the Purchased Assets and the conduct and operation of its business related thereto upon prior written notice from Buyers or their designated representative, at such times and with such frequency, and to make copies of extracts of any and all thereof, subject to the terms of any confidentiality agreement between Buyers and Seller. Buyers shall act in a commercially reasonable manner in requesting and conducting any inspection relating to the conduct and operation of Seller's business. Subsequent to the occurrence and during the continuance of an Event of Default, Seller shall reimburse Buyers for all costs associated with this Section 10.7.

               10.8 If Seller shall at any time become entitled to receive or shall receive any rights, whether in addition to, in substitution of, as a conversion of, or in exchange for the Purchased Securities, or otherwise in respect thereof, Seller shall accept the same as Buyers' agent, hold the same in trust for Buyers and deliver the same forthwith to Buyers in the exact form received, duly endorsed by Seller to Buyers, if required, together with an undated bond or other securities power covering such certificate duly executed in blank to be held by Buyers hereunder as additional collateral security for the Transactions. If any sums of money or property so paid or distributed in respect of the Purchased Securities shall be received by Seller, Seller shall, until such money or property is paid or delivered to Buyers, hold such money or property in trust for Buyers, segregated from other funds of Seller, as additional collateral security for the Transactions.

               10.9 At any time from time to time upon prior written request of Buyers, at the sole expense of Seller, Seller will promptly and duly execute and deliver such further instruments and documents and take such further actions as Buyers may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement including the first priority security interest granted hereunder and of the rights and powers herein granted. If any amount payable under or in connection with any of the Purchased Assets shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be promptly delivered to Buyers, duly endorsed in blank in a manner satisfactory to Buyers, to be held as a Purchased Asset under the related Transaction pursuant to this Agreement, and the documents delivered in connection herewith.

               10.10 Seller shall provide Buyers with the following financial and reporting information as soon as possible and in any event:

               (a) within 45 days after the last day of each of the first, second, and third calendar quarters in any fiscal year, and within 90 days after the fourth calendar quarter in any fiscal year, an officer's certificate from Seller addressed to Buyers certifying that, as of such calendar quarter, (x) Seller is in compliance with all of the terms, conditions and requirements of this Agreement (and demonstrating compliance with the provisions of Sections 9.8, 9.9 and 9.10), and (y) no Event of Default exists;

               (b) within 30 days after each month end, a Monthly Servicer Report, and such other information as Buyers may from time to time request;

               (c) to the extent available to Seller, within 30 days after each month end, financial statements and rent rolls for each underlying Mortgagor;

               (d) to the extent required by the underling loan documents and available to Seller, within 45 days after the last day of each fiscal quarter of each Mortgagor and 90 days after the last day of each fiscal year of each Mortgagor, unaudited quarterly financial statements and audited annual financial statements, respectively, of such Mortgagor;;

               (e) within 45 days after the last day of each calendar quarter in any fiscal year, Seller's 10-Q quarterly report filed with the U.S. Securities and Exchange Commission;

               (f) within 90 days after the last day of each calendar year, Seller's 10-K annual report filed with the U.S. Securities and Exchange Commission; and

               (g) within 30 days after each month end, a written summary of all outstanding Hedging Agreements, provided that with respect to all hedges provided by Buyers or any Affiliate of Buyers, Seller shall provide the written summary provided to Seller by Buyers or their Affiliates.

               10.11 Seller shall at all times comply in all material respects with all laws, ordinances, rules and regulations of any federal, state, municipal or other public authority having jurisdiction over Seller or any of its assets and Seller shall do or cause to be done all things reasonably necessary to preserve and maintain in full force and effect its legal existence, and all licenses material to its business.

               10.12 Seller shall at all times keep proper books of records and accounts in which full, true and correct entries shall be made of its transactions in accordance with GAAP and set aside on its books from its earnings for each fiscal year all such proper reserves in accordance with GAAP.

               10.13 Seller shall observe, perform and satisfy all the material terms, provisions, covenants and conditions required to be observed, performed or satisfied by it, and shall pay when due all costs, fees and expenses required to be paid by it, under the Transaction Documents. Seller shall pay and discharge all taxes, levies, liens and other charges on its assets and on the Purchased Assets that, in each case, in any manner would create any lien or charge upon the Purchased Assets, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided in accordance with GAAP.

               10.14 Seller shall advise Buyers in writing of any change in Seller's name or jurisdiction of organization and of any change in the places where the books and records pertaining to the Purchased Assets are held not less than fifteen (15) Business Days prior to taking any such action.

               10.15 Seller will maintain records with respect to the Purchased Assets and the conduct and operation of its business with no less a degree of prudence than if the Purchased Assets were held by Seller for its own account and will furnish Buyers, upon request by Buyers or their designated representative, with reasonable information reasonably obtainable by Seller with respect to the Purchased Assets and the conduct and operation of its business.

               10.16 Seller shall provide Buyers with operating statements, the occupancy status and other property level information within Seller's possession, with respect to the Mortgaged Properties, and similar reports within Seller's possession, in each case, as reasonably requested by Buyers.

               10.17 Seller shall give each Buyer prior notice of all intended changes, amendments or modifications to the Underwriting Guidelines. If Buyers determine, in their sole discretion, that a proposed change is material, Buyers will have no obligation to consider purchasing any New Asset that is originated or acquired pursuant to the new Underwriting Guidelines. In the event that Seller makes any amendment or modification to the Underwriting Guidelines, Seller shall promptly deliver to each Buyer a complete copy of the amended or modified Underwriting Guidelines. Seller shall originate or acquire all Purchased Assets in a manner which is consistent with sound underwriting and appraisal practices, and in compliance with applicable federal and state consumer protection laws, including, without limitation, all laws with respect to unfair or deceptive practices and all laws relating to predatory lending practices.

11.     EVENTS OF DEFAULT; REMEDIES

               Each of the following shall constitute an "Event of Default" hereunder:

               (a)  Failure  of Buyers to  receive  on any  Remittance  Date the accreted value of the Price Differential (less any amount of such Price Differential previously paid by Seller to Buyers) (including, without limitation, in the event the Income paid or distributed on or in respect of the Purchased Assets is insufficient to make such payment and Seller does not make such payment or cause such payment to be made), or failure of Seller to make any other payment owing to Buyers which has become due, whether by acceleration or otherwise under the terms of this Agreement, which failure is not remedied within the applicable period, in each case excluding in circumstances where sufficient funds for such payment are held in the Cash

Management Account, unless funds are not applied to make a required payment because of the action of Seller which has not been remedied within two (2) Business Days.

               (b)  Assignment  or  attempted   assignment  by  Seller  of  this
Agreement or any rights hereunder without first obtaining the specific written consent of Buyers.

               (c) Any representation or warranty made or deemed made by Seller herein or in any other Transaction Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Transaction Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made (other than the representations and warranties set forth in Exhibit VI, which shall be considered solely for the purpose of determining the Market Value of a Purchased Asset, unless Seller shall have made any such representation with knowledge that it was materially incorrect or untrue at the time made).

               (d) Seller shall default in the observance or performance of any agreement contained in Section 3 or Section 9 of this Agreement.

               (e) Seller shall default in the observance or performance of any other agreement contained in this Agreement or any other Transaction Document (other than as provided in paragraphs (a) through (d) of this Section), and such default shall continue unremedied for a period of 20 calendar days.

               (f) The occurrence of a Change of Control.

               (g) Seller fails to transfer the Purchased Assets to Buyers on the applicable Purchase Date (provided Buyers have tendered the related Purchase Price).

               (h) a final judgment by any competent court, administrative tribunal, or other body having jurisdiction in the United States of America for the payment of money shall have been rendered against Seller in an amount in excess of $5,000,000 that remains undischarged or unpaid for a period of thirty
(30) days, during which period execution of such judgment is not effectively stayed by bonding over or other means acceptable to Buyers.

               (i) Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of Seller, or shall have taken any action to displace the management of Seller or to curtail its authority in any material respect in the conduct of the business of Seller, or shall have taken any action in the nature of enforcement to remove, limit or restrict the approval of Seller thereof as an issuer, Buyers or a Seller/servicer of Purchased Assets or securities backed thereby, and such action provided for in this paragraph shall not have been discontinued or stayed within 30 days.

               (j) Either (i) the Transaction Documents shall for any reason not cause, or shall cease to cause, Buyers to be the owner, free of any adverse claim, of any of the Purchased Assets, or (B) if a Transaction is recharacterized as a secured financing, the Transaction Documents with respect to any Transaction shall for any reason cease to create a valid first priority security interest in favor of Buyers in any of the Purchased Assets.

               (k) Seller's audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller as a "going concern" or a reference of similar import.

               (l) An Act of Insolvency shall have occurred with respect to Seller.

               (m) An officer of Seller shall admit its inability to, or its intention not to, perform any of Seller's obligations hereunder or under any other Transaction Documents.

               (n) Seller shall have defaulted or failed to perform under any note, indenture, loan agreement, guaranty, swap agreement or any other contract, agreement or transaction to which it is a party, which default (A) involves the failure to pay a matured obligation in excess of $5,000,000, or (B) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract agreement or transaction, or Seller shall breach any covenant or condition, shall fail to perform, admit its inability to perform or state its intention not to perform its obligations under any transaction or in respect of any repurchase agreement, reverse repurchase agreement, securities contract or derivative transaction with any party, in each case in respect of any obligation in excess of $5,000,000.

               (o) Buyers shall have determined in their sole discretion exercised in good faith that there shall have occurred a material adverse change in the business, operations, or financial condition of Seller from the circumstances known to Buyers to exist as of the date of this Agreement.

               An Event of Default with respect to Seller shall be deemed to be continuing unless expressly waived by Buyers in writing.

               11.2 If an Event of Default shall occur and be continuing, the following rights and remedies shall be available to Buyers:

               (a) Buyers may, at their option (which option shall be deemed to have been exercised immediately upon the occurrence of an Act of Insolvency of Seller), accelerate the Repurchase Date for each Transaction hereunder, if such Repurchase Date has not already occurred (except that, in the event that the Purchase Date for any Transaction has not yet occurred as of the date of such exercise or deemed exercise, such Transaction shall be deemed immediately canceled). Buyers shall (except upon the occurrence of an Act of Insolvency of Seller) give notice to Seller of the exercise of such option as promptly as practicable.

               (b) If Buyers exercise or are deemed to have exercised the option referred to in subparagraph (a) above, Seller's obligations in such Transactions to repurchase all Purchased Assets, at the Repurchase Price therefor, shall thereupon become immediately due and payable, and (ii) all Income paid after such exercise or deemed exercise shall be retained by Buyers and applied, in Buyers' sole discretion, to the aggregate unpaid Repurchase Prices for all outstanding Transactions and any other amounts owing by Seller hereunder, and
(iii) Seller shall immediately deliver to Buyers any Purchased Loan Documents, if any, that relate to any Purchased Assets then in Seller's possession or control.

               (c) Buyers also shall have the right to obtain physical possession, and to continue any action to obtain physical possession, of any and all records and files of Seller relating to the Purchased Assets and all documents relating to the Purchased Assets (including, without limitation, any legal, credit or servicing files relating to the Purchased Assets) which are then or may thereafter come into the possession of Seller or any third party acting for Seller. Buyers shall be entitled to specific performance of all agreements of Seller contained in this Agreement.

               (d) Buyers shall have the right to direct all servicers, including Servicer, then servicing any Purchased Assets to remit all collections thereon to Buyers, and if any payments are received by Seller, Seller shall not commingle the amounts received with other funds of Seller and shall promptly pay them over to Buyers. Buyers shall also have the right to terminate any one or all of the servicers then servicing any Purchased Assets with or without cause.

               (e) Buyers shall deliver to Seller notice of their intention to liquidate the Purchased Assets and other Collateral at least five (5) Business Days prior to selling or otherwise liquidating any such Purchased Assets and other Collateral, and said notice shall be deemed to be reasonable. Thereafter, Buyers shall have the right to sell immediately and/or liquidate all or any portion of the Purchased Assets and/or all other Collateral. Such disposition of Purchased Assets and/or all other Collateral may be, at Buyers' option, on either a servicing released or a servicing retained basis. Buyers shall not be required to give any warranties as to the Purchased Assets and/or other Collateral with respect to any such disposition thereof. Buyers may specifically disclaim or modify any warranties of title or the like relating to the Purchased Assets and/or other Collateral. The foregoing procedure for disposition of the Purchased Assets and liquidation of the Collateral shall not be considered to adversely affect the commercial reasonableness of any sale thereof. Seller agrees that it would not be commercially unreasonable for Buyers to dispose of the Purchased Assets or other Collateral or any portion thereof by using Internet sites that provide for the auction of assets similar to the Purchased Assets and/or other Collateral, or that have the reasonable capability of doing so, or that match buyers and sellers of assets. Buyers shall be entitled to place the Purchased Assets in one or more pools for issuance of securities at the then prevailing price for such securities and to sell such securities for such prevailing price in the open market. Buyers shall also be entitled to sell any or all of such Purchased Assets individually for the prevailing price. Seller shall have the right to bid in connection with any sale of Purchased Assets or otherwise purchase such Purchased Assets or securities in any sale contemplated by the foregoing in accordance with any procedures established therefore by Buyers. Buyers agree to recognize, to the extent Seller's bid or offer complies in all respects with the procedures and requirements imposed by Buyers in the conduct of such sale, Seller's bid or offer provided that the same is in excess of the bid or offer of any third party.

               (f) Buyers shall apply any proceeds from the liquidation of the Purchased Assets and other Collateral to the Repurchase Prices hereunder and all other Obligations in the manner Buyers deem appropriate in their sole discretion.

               (g) The parties recognize that it may not be possible to sell all of the Purchased Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner, because the market for such Purchased Assets may not be liquid. In view of the nature of the Purchased Assets, the parties agree that, upon five (5) Business Days prior written notice to Seller, liquidation of the Purchased Assets does not require a public purchase or sale and that a private purchase or sale shall be deemed to have been made in a commercially reasonable manner.

               (h) Seller shall be liable to Buyers for (i) the amount of all legal or other expenses, including, without limitation, all costs and expenses of Buyers in connection with the enforcement of this Agreement or any other agreement evidencing a Transaction, whether in action, suit or litigation or bankruptcy, insolvency or other similar proceeding affecting creditors' rights generally, further including, without limitation, the fees and expenses of counsel (including the costs of internal counsel of Buyers) incurred in connection with or as a result of an Event of Default, (ii) damages in an amount equal to the cost (including all fees, expenses and commissions) of entering into replacement transactions and entering into or terminating hedge transactions in connection with or as a result of an Event of Default, and (iii) any other loss, damage, actual out-of-pocket cost or actual, out-of-pocket expense directly arising or resulting from the occurrence of an Event of Default in respect of a Transaction.

               (i) To the extent permitted by applicable law, Seller shall be liable to Buyers for interest on any amounts owing by Seller hereunder, from the date Seller becomes liable for such amounts hereunder until such amounts are (i) paid in full by Seller or (ii) satisfied in full by the exercise of Buyers' rights hereunder. Interest on any sum payable by Seller under this section shall be at a rate equal to the rate otherwise in effect plus 3%.

               (j) Buyers shall have, in addition to their rights and remedies under the Transaction Documents, all of the rights and remedies provided by applicable federal, state, foreign, and local laws (including, without limitation, if the Transactions are recharacterized as secured financings, the rights and remedies of a secured party under the UCC of the State of New York, to the extent that the UCC is applicable, and the right to offset any mutual debt and claim), in equity, and under any other agreement between Buyers and Seller. Without limiting the generality of the foregoing, Buyers shall be entitled to set off the proceeds of the liquidation of the Purchased Assets against all of Seller's obligations to Buyers, only if such obligations are then due, without prejudice to Buyers' right to recover any deficiency.

               (k) Subject to the grace periods set forth herein, each party to this Agreement may exercise any or all of the remedies available to such party immediately upon the occurrence of an Event of Default and at any time during the continuance thereof without prior notice to the other parties hereto (unless otherwise specified herein). Except as expressly provided herein, all rights and remedies arising under the Transaction Documents, as amended from time to time, are cumulative and not exclusive of any other rights or remedies which each party to this Agreement may have. No modification, amendment, extension, discharge, termination or waiver of any provision of this Agreement or of any other Transaction Document, nor consent to any departure by any party to this Agreement therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to, or demand on any party to this Agreement, shall entitle such party to any other or future notice or demand in the same, similar or other circumstances. Neither any failure nor any delay on the part of any party to this

Agreement in insisting upon strict performance of any term, condition, covenant or agreement, or exercising any right, power, remedy or privilege hereunder, or under any other Transaction Document shall operate as or constitute a waiver thereof, nor shall a single or partial exercise thereof preclude any other future exercise, or the exercise of any other right, power, remedy or privilege. In particular, and not by way of limitation, by purchasing any Purchased Asset under this Agreement on any Purchase Date, Buyers shall not be deemed to have waived any right to assert any Default, Event of Default or breach by Seller of any term, condition, covenant, representation or warranty under this Agreement or any Transaction Document, notwithstanding that such Default, Event of Default or breach may have arisen prior to such Purchase Date.

               (l) Buyers may enforce their rights and remedies hereunder without prior judicial process or hearing, and Seller hereby expressly waives any defenses Seller might otherwise have to require Buyers to enforce their rights by judicial process. Seller also waives any defense Seller might otherwise have arising from the use of nonjudicial process, disposition of any or all of the Purchased Assets, or from any other election of remedies. Seller recognizes that nonjudicial remedies are consistent with the usages of the trade, are responsive to commercial necessity and are the result of a bargain at arm's length.

               (m) Upon the occurrence and during the continuance of an Event of Default, Buyers shall without regard to the adequacy of the security for the obligations, be entitled to the appointment of a receiver by any court having jurisdiction, without notice, to take possession of and protect, collect, manage, liquidate, and sell the Purchased Assets and any other Collateral or any portion thereof, collect the payments due with respect to the Purchased Assets and any other Collateral or any portion thereof, and do anything that Buyers are authorized hereunder to do. Seller shall pay all costs and expenses incurred by Buyers in connection with the appointment and activities of such receiver.

12.     RECORDING OF COMMUNICATIONS

               EACH BUYER AND SELLER SHALL HAVE THE RIGHT (BUT NOT THE OBLIGATION) FROM TIME TO TIME TO MAKE OR CAUSE TO BE MADE TAPE RECORDINGS OF COMMUNICATIONS BETWEEN ITS EMPLOYEES AND THOSE OF THE OTHER PARTY WITH RESPECT TO TRANSACTIONS. EACH BUYER AND SELLER HEREBY CONSENTS TO THE ADMISSIBILITY OF SUCH TAPE RECORDINGS IN ANY COURT, ARBITRATION, OR OTHER PROCEEDINGS, AND AGREES THAT A DULY AUTHENTICATED TRANSCRIPT OF SUCH A TAPE RECORDING SHALL BE DEEMED TO BE A WRITING CONCLUSIVELY EVIDENCING THE PARTIES' AGREEMENT.

13.     SINGLE AGREEMENT

               Buyers and Seller acknowledge that, and have entered hereinto and will enter into each Transaction hereunder in consideration of and in reliance upon the fact that, all Transactions hereunder constitute a single business and contractual relationship and have been made in consideration of each other. Accordingly, each Buyer and Seller agrees (i) to perform all of its obligations in respect of each Transaction hereunder, and that a default in the performance of any such obligations shall constitute a default by it in respect of all Transactions hereunder,

(ii) that each of them shall be entitled to set off claims and apply property held by them in respect of any Transaction against obligations owing to them in respect of any other Transactions hereunder and (iii) that payments, deliveries and other transfers made by either of them in respect of any Transaction shall be deemed to have been made in consideration of payments, deliveries and other transfers in respect of any other Transactions hereunder, and the obligations to make any such payments, deliveries and other transfers may be applied against each other and netted.

14.     NOTICES AND OTHER COMMUNICATIONS

               All notices, consents, approvals and requests required or permitted hereunder shall be given in writing and shall be effective for all purposes if hand delivered or sent by (a) hand delivery, with proof of attempted delivery, (b) expedited prepaid delivery service, either commercial or United States Postal Service, with proof of attempted delivery, or (c) by facsimile (with transmission confirmation) provided that such faxed notice must also be delivered by one of the means set forth in (a) or (b) above, to applicable address specified below or at such other address and person as shall be designated from time to time by any party hereto, as the case may be, in a written notice to the other parties hereto in the manner provided for in this Section. All notices, consents, approvals and requests directed to Seller (other than Confirmations) shall be delivered to the following: Capital Trust, Inc. 410 Park Avenue, 14th Floor, New York, New York 10022, Attn: Brian H. Oswald, Facsimile Number: 212-655-0044, with a copy to: Paul, Hastings, Janofsky & Walker LLP, 75 E. 55th Street, New York, New York 10022, Attn: Robert J. Grados, Esq., Facsimile Number: 212-230-7830; all notices, consents, approvals and requests directed to Buyers shall be delivered to the following: Bank of America, N.A./Banc of America Securities LLC, Mail Code NC1-007-21-02, 214 North Tryon Street, 21st Floor, Charlotte, North Carolina 28255, Attention: Angie Dugick, Facsimile Number: 704-386-1094. A notice shall be deemed to have been given: (a) in the case of hand delivery, at the time of delivery, (b) in the case of expedited prepaid delivery upon the first attempted delivery on a Business Day, or (c) in the case facsimile, upon receipt of transmission confirmation, provided that such faxed notice was also delivered as required in this Section. A party receiving a notice which does not comply with the technical requirements for notice under this Section may elect to waive any deficiencies and treat the notice as having been properly given.

15.     ENTIRE AGREEMENT; SEVERABILITY

               This Agreement shall supersede any existing agreements between the parties containing general terms and conditions for repurchase transactions. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

16.     NON-ASSIGNABILITY

               16.1 The rights and obligations of the parties under the Transaction Documents and under any Transaction shall not be assigned by either party without the prior written consent of the other party; provided, that Buyers shall be permitted to assign such rights and obligations without the consent of Seller in the case of an assignment by Buyers to any Qualifying Assignee. In the event of any such assignment by Buyers, Buyers shall so notify Seller; provided, that

Seller shall not be obligated to deal directly with any party other than Buyers in connection with any Transactions, or to pay or reimburse Buyers or any other Person for any fees, costs, expenses or other amounts that would not have been incurred had no such assignment taken place.

               16.2 Buyers shall be entitled to issue to any Qualified Assignee one or more participation interests with respect to any or all of the Transactions, (i) Buyers shall act as exclusive agent for all participants in any dealings with Seller in connection with all Transactions, (ii) Seller shall not be obligated to deal directly with any party other than Buyers in connection with any Transactions, or to pay or reimburse Buyers or any other Person for any fees, costs, expenses or other amounts that would not have been incurred had no participation interests in the related Transactions been issued and (iii) Buyers shall maintain unilateral control over all discretionary determinations to be made by it hereunder, including without limitation, determinations as to eligibility and purchase of Eligible Loans and Eligible Securities, the Market Value thereof, the granting of waivers of noncompliance with the terms of the Transaction Documents, the granting of extensions of the Termination Date and/or increases in the Maximum Facility Amount and the exercise of rights and remedies upon the occurrence and during the continuation of an Event of Default.

               16.3 Subject to the foregoing, the Transaction Documents and any Transactions shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns. Nothing in the Transaction Documents, express or implied, shall give to any Person, other than the parties to the Transaction Documents and their respective successors, any benefit or any legal or equitable right, power, remedy or claim under the Transaction Documents.

17.     CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL

               17.1 Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile.

               17.2 To the extent that either party has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such party hereby irrevocably waives and agrees not to plead or claim such immunity in respect of any action brought to enforce its obligations under this Agreement or relating in any way to this Agreement or any Transaction under this Agreement.

               17.3 The parties hereby irrevocably waive, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified herein. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 17 shall affect the right of Buyers to serve legal process in any other manner permitted by law or affect the right of Buyers to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.

               17.4 EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.

18.     GOVERNING LAW

               This Agreement shall be governed by the laws of the State of New York without giving effect to the conflict of law principles thereof.

19.     NO WAIVERS, ETC.

               No express or implied waiver of any Event of Default by either party shall constitute a waiver of any other Event of Default and no exercise of any remedy hereunder by any party shall constitute a waiver of its right to exercise any other remedy hereunder. No modification or waiver of any provision of this Agreement and no consent by any party to a departure herefrom shall be effective unless and until such shall be in writing and duly executed by both of the parties hereto. Without limitation on any of the foregoing, the failure to give a notice pursuant to Section 3.1 hereof will not constitute a waiver of any right to do so at a later date.

20.     USE OF EMPLOYEE PLAN ASSETS

               (a) If assets of an employee benefit plan subject to any provision of the Employee Retirement Income Security Act of 1974 ("ERISA") are intended to be used by either party hereto (the "Plan Party") in a Transaction, the Plan Party shall so notify the other party prior to the Transaction. The Plan Party shall represent in writing to the other party that the Transaction does not constitute a prohibited transaction under ERISA or is otherwise exempt therefrom, and the other party may proceed in reliance thereon but shall not be required so to proceed.

               (b) Subject to the last sentence of subparagraph (a) of this Paragraph, any such Transaction shall proceed only if Seller furnishes or has furnished to Buyers its most recent available audited statement of its financial condition and its most recent subsequent unaudited statement of its financial condition.

               (c) By entering into a Transaction pursuant to this Paragraph, Seller shall be deemed (i) to represent to Buyers that since the date of Seller's latest such financial statements, there has been no material adverse change in Seller's business, operations, or financial condition which Seller has not disclosed to Buyers, and (ii) to agree to provide Buyers with future audited and unaudited statements of its financial condition as they are issued, so long as it is a Seller in any outstanding Transaction involving a Plan Party.

21.     INTENT

               (a) The parties recognize that each Transaction is a "repurchase agreement" as that term is defined in Section 101 of Title 11 of the United States Code, as amended (except insofar as the type of Securities subject to such Transaction or the term of such Transaction would render such definition inapplicable), and a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

               (b) It is understood that either party's right to liquidate Securities delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 11 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and 559 of Title 11 of the United States Code, as amended.

               (c) The parties agree and acknowledge that if a party hereto is an "insured depository institution," as such term is defined in the Federal Deposit Insurance Act, as amended ("FDIA"), then each Transaction hereunder is a "qualified financial contract", as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).

               (d) It is understood that this Agreement constitutes a "netting contract" as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 ("FDICIA") and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a "covered contractual payment entitlement" or "covered contractual payment obligation", respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a "financial institution" as that term is defined in FDICIA).

22.     DISCLOSURE RELATING TO CERTAIN FEDERAL PROTECTIONS

               The parties acknowledge that they have been advised that:

               (a) in the case of Transactions in which one of the parties is a broker or dealer registered with the Securities and Exchange Commission ("SEC") under Section 15 of the Securities Exchange Act of 1934 ("1934 Act"), the Securities Investor Protection Corporation has taken the position that the provisions of the Securities Investor Protection Act of 1970 ("SIPA") do not protect the other party with respect to any Transaction hereunder;

               (b) in the case of Transactions in which one of the parties is a government securities broker or a government securities dealer registered with the SEC under Section 15C of the 1934 Act, SIPA will not provide protection to the other party with respect to any Transaction hereunder; and

               (c) in the case of Transactions in which one of the parties is a financial institution, funds held by the financial institution pursuant to a Transaction hereunder are not a deposit and therefore are not insured by the Federal Deposit Insurance Corporation or the National Credit Union Share Insurance Fund, as applicable.

23.     NO RELIANCE

               Each Buyer and Seller hereby acknowledges, represents and warrants to the other that, in connection with the negotiation of, the entering into, and the performance under, the Transaction Documents and each Transaction thereunder:

               23.1 It is not relying (for purposes of making any investment decision or otherwise) upon any advice, counsel or representations (whether written or oral) of the other party to the Transaction Documents, other than the representations expressly set forth in the Transaction Documents.

               23.2 It has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and it has made its own investment, hedging and trading decisions (including decisions regarding the suitability of any Transaction) based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

               23.3 It is a sophisticated and informed Person that has a full understanding of all the terms, conditions and risks (economic and otherwise) of the Transaction Documents and each Transaction thereunder and is capable of assuming and willing to assume (financially and otherwise) those risks;

               23.4 It is  entering  into  the  Transaction  Documents  and each
Transaction thereunder for the purposes of managing its borrowings or investments or hedging its underlying assets or liabilities and not for purposes of speculation; and

               23.5 It is not acting as a fiduciary or financial, investment or commodity trading advisor for the other party and has not given the other party (directly or indirectly through any other Person) any assurance, guaranty or representation whatsoever as to the merits (either legal, regulatory, tax, business, investment, financial accounting or otherwise) of the Transaction Documents or any Transaction thereunder.

24.     INDEMNITY

               Seller hereby agrees to indemnify Buyers, Buyers' designees and each of the officers, directors, employees and agents ("Indemnified Parties") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, taxes (including stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Purchased Assets or in connection with any of the transactions contemplated by this Agreement and the documents delivered in connection herewith, other than income taxes of Buyers), fees, actual out-of-pocket costs and expenses (including attorneys fees and disbursements actually incurred to external counsel) or disbursements (all of the foregoing, collectively "Indemnified Amounts") which may at any time (including, without limitation, such time as this Agreement shall no longer be in effect and the Transactions shall have been repaid in full) be imposed on or asserted against any Indemnified Party in any way whatsoever arising out of or in connection with, or relating to, this Agreement or any Transactions hereunder or any action taken or omitted to be taken by any Indemnified Party under or in connection with any of the foregoing; provided, that Seller shall not be liable for Indemnified Amounts resulting from the gross negligence or willful misconduct or a bad act of any Indemnified Party. Without limiting the generality of the foregoing, Seller agrees to hold Buyers harmless from and indemnify Buyers against all Indemnified Amounts with respect to all Purchased Assets relating to or arising out of any violation or alleged violation of any environmental law, rule or regulation or any consumer credit laws, including without limitation ERISA, the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than Buyers' gross negligence or willful misconduct. In any suit, proceeding or action brought by Buyers in connection with any Purchased Asset for any sum owing thereunder, or to enforce any provisions of any Purchased Asset, Seller will save, indemnify and hold Buyers harmless from and against actual out-of-pocket expenses, and all actual loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by Seller of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from Seller. Seller also agrees to reimburse Buyers as and when billed by Buyers for Buyers' costs and expenses incurred in connection with Buyers' due diligence reviews with respect to the Purchased Assets (subject to a maximum of $7,500 per Purchased Asset) and the enforcement or the preservation of Buyers' rights under this Agreement or any Transaction contemplated hereby, including without limitation the fees and disbursements of its external counsel. Seller hereby acknowledges that, the obligation of Seller hereunder is a recourse obligation of Seller.

25.     DUE DILIGENCE

               Seller acknowledges that Buyers have the right to perform continuing due diligence reviews with respect to the Purchased Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon prior written notice to Seller, Buyers or their authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Purchased Loan Files, Servicing Records and any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession or under the control of Seller, any other servicer or subservicer and/or the Custodian. Seller also shall make available to Buyers a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Loan Files and the Purchased Assets. Without limiting the generality of the foregoing, Seller acknowledges that Buyers may enter into Transactions with Seller based solely upon the information provided by Seller to Buyers and the representations, warranties and covenants contained herein, and that Buyers, at their option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets. Buyers may underwrite such Purchased Loans themselves or engage a third party underwriter to perform such underwriting. Seller agrees to reasonably cooperate with Buyers and any third party underwriter in connection with such underwriting, including, but not limited to, providing Buyers and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of Seller. Seller further agrees that Seller shall reimburse

Buyers for any and all out-of-pocket costs and expenses reasonably incurred by Buyers in connection with Buyers' activities pursuant to this Section 25 following an Event of Default.

26.     SERVICING

               26.1 Notwithstanding the purchase and sale of the Purchased Loans hereby, subject to Section 26.3, the Servicer shall continue to service the Purchased Loans for the benefit of Buyers and, if Buyers shall exercise their rights to pledge or hypothecate the Purchased Loans prior to the Termination Date pursuant to Section 7, Buyers' assigns. Seller shall service or cause the Servicer to service the Purchased Loans in accordance with Accepted Servicing Practices.

               26.2 Seller agrees that Buyers are the owner of all servicing records, including but not limited to any and all servicing agreements (the "Servicing Agreements"), files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Loans (the "Servicing Records") so long as the Purchased Loans are subject to this Agreement. Seller grants Buyers a security interest in all servicing fees and rights relating to the Purchased Loans and all Servicing Records to secure the obligation of Seller or its designee to service in conformity with this Section and any other obligation of Seller to Buyers. Seller covenants to safeguard such Servicing Records and to deliver them promptly to Buyers or their designee (including the Custodian) at Buyers' request.

               26.3 Upon the occurrence and continuance of an Event of Default, Buyers may, in their sole discretion, (i) sell their right to the Purchased Loans on a servicing released basis or (ii) terminate any Servicer of the Purchased Loans with or without cause, in each case without payment of any termination fee.

               26.4 Seller hereby irrevocably assign all rights, title and interest in the Servicing Agreements in the Purchased Loans to Buyers.

               26.5 Seller shall cause each Servicer engaged by Seller to execute a servicer notice and agreement in the form of Exhibit X attached hereto (a "Servicer Notice and Agreement")pursuant to which such Servicer (i) agrees to deposit all Income in respect of the Purchased Loans serviced by it directly into the Cash Management Account and (ii) acknowledges Buyers' rights under
Section 26.2, Section 26.3 and Section 26.4 of this Agreement.

27.     MISCELLANEOUS

               27.1 Time is of the essence under the Transaction Documents and all Transactions thereunder and all references to a time shall mean New York time in effect on the date of the action unless otherwise expressly stated in the Transaction Documents.

               27.2 All rights, remedies and powers of Buyers and Seller hereunder and in connection herewith are irrevocable and cumulative, and not alternative or exclusive, and shall be in addition to all other rights, remedies and powers of Buyers or Seller, as applicable, whether under law, equity or agreement. In addition to the rights and remedies granted to it in this Agreement, Buyers shall have all rights and remedies of a secured party under the UCC and Seller shall have all rights and remedies of a debtor under the UCC.

               27.3 The Transaction Documents may be executed in counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

               27.4  The  headings  in  the   Transaction   Documents   are  for
convenience of reference only and shall not affect the interpretation or construction of the Transaction Documents.

               27.5 Subject to the limits described in Section 2.7, without limiting the rights and remedies of Buyers under the Transaction Documents, Seller shall pay Buyers' out-of-pocket costs and expenses, including fees actually incurred and expenses of accountants, attorneys and advisors, incurred in connection with the preparation, negotiation, execution and consummation of, and any amendment, supplement or modification to, the Transaction Documents and the Transactions thereunder. Seller agrees to pay Buyers on demand all costs and expenses (including expenses actually incurred to external counsel for legal services of every kind) of any subsequent enforcement of any of the provisions hereof, or of the performance by Buyers of any obligations of Seller in respect of the Purchased Securities, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Purchased Assets and for the custody, care or preservation of the Purchased Assets (including insurance costs) and defending or asserting rights and claims of Buyers in respect thereof, by litigation or otherwise. In addition, Seller agrees to pay Buyers on demand all costs and expenses (including expenses of counsel) incurred in connection with the maintenance of the Cash Management Account and registering the Purchased Securities in the name of Buyers or their nominee. All such expenses shall be recourse obligations of Seller to Buyers under this Agreement.

               27.6 Each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or be invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

               27.7 This Agreement and the Letter Agreement contain a final and complete integration of all prior expressions by the parties with respect to the subject matter hereof and thereof and shall constitute the entire agreement among the parties with respect to such subject matter, superseding all prior oral or written understandings.

               27.8 The parties understand that this Agreement is a legally binding agreement that may affect such party's rights. Each party represents to the other that it has received legal advice from counsel of its choice regarding the meaning and legal significance of this Agreement and that it is satisfied with its legal counsel and the advice received from it.

               27.9 Should any provision of this Agreement require judicial interpretation, it is agreed that a court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against any Person by reason of the rule of construction that a document is to be construed more strictly against the Person who itself or through its agent prepared the same, it being agreed that all parties have participated in the preparation of this Agreement.

               27.10 The parties recognize that each Transaction is a "securities contract" as that term is defined in Section 741 of Title 11 of the United States Code, as amended. Buyers' duty with respect to the custody, safekeeping and physical preservation of any Purchased Assets in its possession shall be to deal with such Purchased Assets in the same manner as Buyers deal with similar property for its own account. None of Buyers or any of Buyers' affiliates, directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Purchased Assets or for any delay in doing so, and except as otherwise expressly provided in this Agreement, no such Person shall be under any obligation to sell or otherwise disposed of any Purchased Assets upon the request of Seller or otherwise. All authorizations and agencies contained herein with respect to the Purchased Assets are irrevocable and are powers coupled with an interest.

               27.11 In addition to any rights and remedies of Buyers provided by this Agreement and by applicable law, each Buyer shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable law, upon any amount becoming due and payable by Seller hereunder (whether at the Termination Date, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final) in any currency, and any other credits, indebtedness or claims in any currency, in each case, whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by either Buyer or any Affiliate thereof to or for the credit or the account of Seller ; provided that the right of set-off hereunder may be exercised by Buyers only (i) if an Event of Default has occurred and is continuing and (ii) after, or in connection with, the application by Buyers of all amounts then held in the Cash Management Account to the obligations of Seller hereunder (unless Buyers shall be stayed or otherwise prevented from applying such amounts to the obligations of Seller hereunder, in which case Buyers may exercise such right of set-off without regard to this clause (ii)). If any such obligation is unascertained, Buyers shall account to Seller when the obligation is ascertained. Each Buyer agrees promptly to notify Seller after any such set-off and application made by such Buyer; provided, that the failure to give such notice shall not affect the validity of such set-off and application.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the 4th day of March, 2005.

                                            BUYERS:
                                            -------

                                            BANK OF AMERICA, N.A.

                                            By:/s/ Allen D. Shifflet
                                               ---------------------------------
                                               Name:  Allen D. Shifflet
                                               Title: Managing Director


                                            BANK OF AMERICA SECURITIES LLC


                                            By:/s/ Allen D. Shifflet
                                               ---------------------------------
                                               Name:  Allen D. Shifflet
                                               Title: Managing Director


                                            SELLER:
                                            -------

                                            CAPITAL TRUST, INC.

                                            By:/s/ Brian H. Oswald
                                               ---------------------------------
                                               Name:  Brian H. Oswald
                                               Title:  Chief Financial Officer

                                    EXHIBITS

EXHIBIT I-A                  Form of Confirmation

EXHIBIT I-B                  Form of UCC Financing Statement

EXHIBIT I-C                  Form of UCC Financing Statement Amendment

EXHIBIT II                   Authorized Representatives of Seller

EXHIBIT III                  Monthly Reporting Package

EXHIBIT IV                   Form of Custodial Agreement

EXHIBIT V                    Form of Power of Attorney

EXHIBIT VI                   Representations and Warranties Regarding Individual
                             Purchased Loans

EXHIBIT VII                  Purchased Loan Information

EXHIBIT VIII                 Transaction Procedure

EXHIBIT IX                   Redirection Letter


                                     I-A-1

                                   EXHIBIT I-A

                             CONFIRMATION STATEMENT

                               CAPITAL TRUST, INC.

Ladies and Gentlemen:

               [Banc of America Securities LLC] [Bank of America, N.A.] is pleased to deliver its written CONFIRMATION of its agreement to enter into the Transaction pursuant to which [Banc of America Securities LLC] [Bank of America, N.A.] shall purchase from you the Purchased Assets identified below pursuant to the Master Repurchase Agreement among BANC OF AMERICA SECURITIES LLC and BANK OF AMERICA, N.A. (the "Buyers"), and CAPITAL TRUST, INC. ("Seller"), dated as of March __, 2005 (the "Agreement"; capitalized terms used herein without definition have the meanings given in the Agreement), as follows below and on the attached Schedule 1:


        Purchase Date:                             __________, 20__

        Repurchase Date                            __________, 20__

        Purchased Loans:

        Purchased Securities Description:          CUSIP # (if applicable)______

                                                   ___________________________

        Aggregate Principal Amount of

        Purchased Assets (Original/Current):       ___________________________

        Advance Rate:

        Interest Rate:

        Percentage Class Purchased:                _________%

        Market Value:                              $

        Purchase Price:                            $

        Governing Agreements/Trustee:              As identified on attached Schedule 1
                                                                             ----------

        Additional Terms:                          ____________________________

        Name and address for communications:       Buyers:  Bank of America, N.A.
                                                            Banc of America Securities LLC
                                                            Mail Code: NC1-007-21-02
                                                            Hearst Tower


                                                            214 North Tryon Street, 21st Floor
                                                            Charlotte, NC  28255
                                                            Attention: Angie Dugick
                                                            Telephone:  (704) 388-3372
                                                            Facsimile:  (704) 386-1094

                                                   Seller:  Capital Trust, Inc.
                                                            410 Park Avenue
                                                            14th Floor
                                                            New York, New York 10022
                                                            Attention:  Brian H. Oswald
                                                            Telephone:  (212) 655-0256
                                                            Facsimile:  (212) 655-0044


                                               BANK OF AMERICA, N.A.



                                               By: ___________________________________________
                                                   Name:______________________________________
                                                   Title:_____________________________________


                                               BANC OF AMERICA SECURITIES LLC



                                               By: ___________________________________________
                                                   Name:______________________________________
                                                   Title:_____________________________________

AGREED AND ACKNOWLEDGED:

[_______________________________]

By:     [_______________________]

        [_______________________]



By: ___________________________________________
    Name:______________________________________
    Title:_____________________________________

                      Schedule 1 to Confirmation Statement

Purchased Securities/Name of Issuer/Title of Security*:

Aggregate Principal Amount (Original/Current):

CUSIP NO.:

Securitization Documents (including Master
Servicer, Special Servicer and Trustee):

________________________________________________________________________________

Purchased Loans/Name of Borrower*:

Aggregate Principal Amount (Original/Current):

Purchased Loan Documents:


_________________________
* Include a separate entry for each Purchased Security and/or each Purchased Asset.


                                      S1-1

                           Summary of Purchased Assets

Purchased Asset: ______



                            Seller    Buyers'              Original     Buyers'   Spread    LIBOR
 Class, if    Outstanding   Owned     Market    Rating,    Purchase    Purchase    over     Reset
    any         Balance      Face     Value     if any    Percentage     Price     LIBOR    Period
----------  -------------- -------- --------- --------- ------------- ---------- ---------- --------


                                      S1-2

                                   EXHIBIT I-B

                         FORM OF UCC FINANCING STATEMENT

                                 [See attached]


[GRAPHIC OMITTED]

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY


========================================================================        THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
|   A. NAME & PHONE CONTACT AT FILER [optional]                        |
|                                                                      |
|   Scott Ryan, Esquire (704) 348-5321                                 |
|                                                                      |
|______________________________________________________________________|
|   B. SEND ACKNOWLEDGMENT TO: (Name and Address)                      |
|    ______                                                 ______     |
|   |                                                             |    |
|   |                                                             |    |
|   |       Cadwalader, Wickersham & Taft LLP                     |    |
|   |       227 West Trade Street                                 |    |
|   |       Suite 2400                                            |    |
|           Charlotte, North Carolina 28202                            |
|           ATTN: Scott Ryan                                           |
|   |                                                             |    |
====================================================================================================================================
 1.   DEBTOR'S  EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names
                                                    ---
      ------------------------------------------------------------------------------------------------------------------------------
      |1a. ORGANIZATION'S NAME                                    |                                  |                    |
      |                                                           |                                  |                    |
  OR  |-----------------------------------------------------------|----------------------------------|--------------------|---------
      |1b. INDIVIDUAL'S LAST NAME                                 | FIRST NAME                       | MIDDLE NAME        | SUFFIX
      |                                                           |                                  |                    |
------------------------------------------------------------------|----------------------------------|--------------------|---------
1c. MAILING ADDRESS                                               | CITY                             | STATE| POSTAL CODE | COUNTRY
                                                                  |                                  |      |             |
------------------------------------------------------------------|----------------------------------|------------------------------
1d. TAX ID#: SSN OR EIN |ADD'L INFO RE |1e. TYPE OF ORGANIZATION  |1f. JURISDICTION OF ORGANIZATION  |1g.ORGANIZATIONAL ID #, if any
                        |ORGANIZATION  |                          |                                  |                     |_|  NONE
                        |DEBTOR        |                          |                                  |
====================================================================================================================================
 2.   ADDITIONAL  DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names
                                                    ---
      ------------------------------------------------------------------------------------------------------------------------------
      |2a. ORGANIZATION'S NAME                                    |                                  |                    |
      |                                                           |                                  |                    |
  OR  |-----------------------------------------------------------|----------------------------------|--------------------|---------
      |2b. INDIVIDUAL'S LAST NAME                                 | FIRST NAME                       | MIDDLE NAME        | SUFFIX
      |                                                           |                                  |                    |
------------------------------------------------------------------|----------------------------------|--------------------|---------
2c. MAILING ADDRESS                                               | CITY                             | STATE| POSTAL CODE | COUNTRY
                                                                  |                                  |      |             |
------------------------------------------------------------------|----------------------------------|------------------------------
2d. TAX ID#: SSN OR EIN |ADD'L INFO RE |2e. TYPE OF ORGANIZATION  |2f. JURISDICTION OF ORGANIZATION  |2g.ORGANIZATIONAL ID #, if any
                        |ORGANIZATION  |                          |                                  |                     |_|  NONE
                        |DEBTOR        |                          |                                  |
====================================================================================================================================
 3.   SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)
                                                    ---
      ------------------------------------------------------------------------------------------------------------------------------
      |3a. ORGANIZATION'S NAME                                    |                                  |                    |
      |                                                           |                                  |                    |
  OR  |-----------------------------------------------------------|----------------------------------|--------------------|---------
      |3b. INDIVIDUAL'S LAST NAME                                 | FIRST NAME                       | MIDDLE NAME        | SUFFIX
      |                                                           |                                  |                    |
------------------------------------------------------------------|----------------------------------|--------------------|---------
3c. MAILING ADDRESS                                               | CITY                             | STATE| POSTAL CODE | COUNTRY
                                                                  |                                  |      |             |
====================================================================================================================================
 4. This FINANCING STATEMENT covers the following collateral:

      All of the Debtor's right,  title and interest in, to and under each of the following items of property,  whether now owned or hereafter  acquired,  now existing or hereafter created and wherever located:  (a) the Purchased  Securities  purchased by the
      Secured Party pursuant to the Agreement (and identified in the  Confirmations)  and all  "securities  accounts" (as defined in
      Section  8-501(a) of the UCC) created in connection  therewith to which any or all of such Purchased  Securities are credited;
      (b) the Purchased  Loans  purchased by the Secured  Party  pursuant to the Agreement  (and  identified in the  Confirmations),
      Servicing Agreements in connection with the Agreement,  Servicing Records in connection with the Agreement, insurance relating to such Purchased Loans, and collection and escrow accounts relating to such Purchased Loans; (c) the Cash Management  Account created in connection with the Agreement and all monies from time to time on deposit in such Cash Management Account;  (d) the
      Hedging Agreements, if any; (e) all "general intangibles",  "accounts",  and "chattel paper" as defined in the UCC relating to or  constituting  any and all of the foregoing;  and (f) all  replacements,  substitutions  or  distributions  on or proceeds, payments,  Income and profits of, and records (but  excluding any financial  models or other  proprietary  information)  files relating to any and all of the foregoing;
====================================================================================================================================


                                      S1-3

====================================================================================================================================
      all as further described on Annex I attached hereto.

====================================================================================================================================
 5.   ALTERNATIVE DESIGNATION (if applicable): |_|LESSEE/LESSOR |_|CONSIGNEE/CONSIGNOR |_|BAILEE/BAILOR |_|SELLER/BUYER |_|AG. LIEN
                                               |_|NON-UCC FILING
====================================================================================================================================
 6.   |_|This FINANCING STATEMENT is to be filed    |  7.  Check to REQUEST SEARCH         __              __            __
         [for record](or recorded) in the REAL      |      REPORT(S) on Debtor(s)         |  |All Debtors |  |Debtor 1  |  |Debtor 2
         ESTATE RECORDS.       Attach addendum.     |      [ADDITIONAL FEE][optional]     |__|            |__|          |__|
                                [if applicable]     |
====================================================================================================================================
 8.   OPTIONAL FILER REFERENCE DATA

                                  Maryland-State Department of Assessments and Taxation
====================================================================================================================================
 FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)
  NATUCC1 5/4/01 C T System Online

                                     ANNEX I
                         attached to and made a part of
                         Uniform Commercial Code ("UCC")
                         Financing Statement, Form UCC-1

Debtor:

Secured Party:

               The UCC Financing Statement, Form UCC-1, to which this Annex I is attached and of which it forms a part, covers all of the Debtor's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located:

        (a) the Purchased Securities purchased by the Secured Party pursuant to the Agreement (and identified in the Confirmations and on Schedule I to this Annex I) and all "securities accounts" (as defined in Section 8-501(a) of the UCC) created in connection therewith to which any of all of such Purchased Securities are credited;

        (b) the Purchased Loans purchased pursuant by the Secured Party to the Agreement (and identified in the Confirmations and on Schedule I to this Annex I), Servicing Agreements in connection with the Agreement, Servicing Records in connection with the Agreement, insurance relating to such Purchased Loans, and collection and escrow accounts relating to such Purchased Loans;

        (c) the Cash Management Account created in connection with the Agreement and all monies from time to time on deposit in such Cash Management Account;

        (d) the Hedging Agreements, if any;

        (e) all "general intangibles", "accounts", and "chattel paper" as defined in the UCC relating to or constituting any and all of the foregoing; and

        (f) all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

               The following terms shall have the following meanings:

               "Agreement" shall mean the Master Repurchase Agreement dated as of March 4, 2005, by and among the Debtor and the Buyers, as the same may be amended, supplemented or otherwise changed and in effect from time to time.

               "B-Notes"  shall mean (a)  junior  notes in  commercial  mortgage loans having an "A/B" structure, (b) junior or senior or pari-passu participations in performing commercial mortgage loans, or (c) participations in instruments of a type referred to in the preceding clause.

               "Buyers" shall mean the Secured Party and Banc of America Securities LLC.

               "Cash Management Account" shall mean a segregated interest bearing account, in the name of the Buyers, established at the Depository.

               "CMBS" shall mean performing commercial mortgage-backed securities that (A) either (1) have a rating of at least "B+" from Standard and Poor's and/or Fitch Inc., and/or "B1" from Moody's, or (2) are unrated securities, in each case which are acceptable to the Buyers in their sole discretion and (B) are denominated in United States Dollars.

               "Confirmation"   shall  mean  a  written   confirmation  of  each
Transaction  sent from the  Buyers  and  delivered  to the Debtor in the form of
Exhibit I to the Agreement.

               "Debtor" shall mean Capital Trust, Inc.

               "Depository" shall mean PNC Bank, N.A. or any successor Depository comparably rated and qualified and appointed by the Buyers with the prior written consent of Debtor (which consent shall not be unreasonably withheld or delayed).

               "Eligible   Assets"  shall  mean,   collectively,   the  Eligible
Securities and the Eligible Loans.

               "Eligible B Notes" shall mean B-Notes secured by liens on properties described in the definition of "Eligible Loans", in each case which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI to the Agreement (except as otherwise agreed by the Buyers), are otherwise acceptable to the Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property from which payments on such participation interest or junior note are derived or securing indirectly such participation interest or junior note (including for purposes of this calculation, such participation interest or junior note and any loan senior to such participation interest or junior note and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 95%, and (ii) the Stressed DSCR is greater than 1.05X.

               "Eligible First Lien Loans" shall mean performing loans, or senior participations therein, secured by first liens in properties described in the definition of "Eligible Loans" which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI to the Agreement (except as otherwise agreed by the Buyers), are otherwise acceptable to the Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property securing such loan (including for purposes of this calculation, such loan and any loan secured by a first lien on the related Mortgaged Property and excluding any more junior loan) does not exceed 95%, and
(ii) the Stressed DSCR is greater than 1.05X.

               "Eligible Loans" shall mean any of the following types of performing loans, which are otherwise acceptable to the Buyers in their sole discretion and are secured directly or indirectly by or the payments on which are derived from a property that may include, but not be limited to, multifamily, retail, office, industrial, warehouse, condominium, or hospitality property (or any other property type acceptable to the Buyers in the exercise of their good faith business judgment) that is located in the United States of
America:

               (i)    Eligible Mezzanine Loans;

               (ii)   Eligible First Lien Loans; and

               (iii)  Eligible B Notes.

               "Eligible Mezzanine Loans" shall mean performing loans or participations therein evidenced by mezzanine notes and secured by pledges of ownership interests in entities that directly or indirectly own properties described in the definition of "Eligible Loans" (or participation interests in such performing mezzanine loans), which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI to the Agreement (except as otherwise agreed by the Buyers), are otherwise acceptable to the Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property from which payments on such mezzanine loan are derived (including for purposes of this calculation, such mezzanine loan and any loan senior to such mezzanine loan and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 95%, and (ii) the Stressed DSCR, calculated on the same basis, is greater than 1.05X.

               "Eligible Securities" shall mean (i) CMBS which are acceptable to the Buyers in their sole discretion and (ii) any real estate investment trust debt securities or collateralized debt obligation securities which are not described in clause (i) but which the Buyers elect to purchase in its sole discretion.

               "Hedging Agreements" shall mean, with respect to any of all of the Purchased Assets, and futures options contract or any interest rate swap, cap or collar agreement or similar derivative instruments providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Debtor; provided, that any hedging shall be mutually agreed upon by Debtor and the Buyers; provided further, that should Debtor and the Buyers agree to hedge a Purchased Asset, Bank of America, N.A. shall act as swap counterparty provided that Bank of America, N.A. provides commercially reasonable market terms.

               "Income" shall mean with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon.

               "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable lien on or an ownership interest in an estate in fee simple or leasehold estate in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

               "Mortgage   Note"  shall  mean  a  note  or  other   evidence  of
indebtedness of a Mortgagor secured by a Mortgage.

               "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

               "Mortgagor" shall mean the obligor on a Mortgage Note and the grantor of the related Mortgage.

               "Purchased  Assets"  shall  mean,  collectively,   the  Purchased
Securities and the Purchased Loans.

               "Purchased Loans" shall mean (i) with respect to any Transaction, the Eligible Loans sold by Debtor to the Buyers in such Transaction until such Eligible Loans are repurchased pursuant to the Agreement, including, without limitation, the loans listed in Schedule I hereto and (ii) with respect to the Transactions in general, all Eligible Loans sold by Debtor to the Buyers and any additional collateral delivered by Debtor to the Buyers pursuant to Section 3 of the Agreement until such Eligible Loans are repurchased pursuant to the Agreement.

               "Purchased Securities" shall mean, (i) with respect to any Transaction, the Eligible Securities sold by Debtor to the Buyers in such Transaction until such Eligible Securities are repurchased pursuant to the Agreement, including, without limitation, the securities listed in Schedule I hereto until such Securities are repurchased pursuant to the Agreement and (ii) with respect to the Transactions in general, all Eligible Securities sold by Debtor to the Buyers and any additional collateral delivered by Debtor to the Buyers pursuant to Section 3 of the Agreement until such Eligible Securities are repurchased pursuant to the Agreement. Whenever Purchased Securities are rated by more than one Rating Agency and a split rating applies to such Purchased Securities (i.e., one Rating Agency rates such Purchased Securities at a lower rating level than the other of such Rating Agencies), then for all purposes of the Agreement where a rating is to be selected, the lower of the ratings shall apply.

               "Rating Agency" shall mean either of Fitch Inc. or Standard & Poor's.

               "Servicing Agreement" shall mean any and all agreements relating to the servicing of the Purchased Loans so long as the Purchased Loans are subject to the Agreement.

               "Servicing Records" shall mean any and all records relating to or evidencing the servicing of Purchased Loans so long as the Purchased Loans are subject to the Agreement, including any and all files, documents, records, databases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records and any other such records.

               "Stressed DSCR" shall mean, with respect to each Eligible Asset, the stressed debt service coverage ratio as calculated in accordance with Fitch Inc.'s then current criteria.

               "Stressed LTV" shall mean, with respect to each Eligible Asset, the stressed loan-to-value ratio as calculated in accordance with Standard & Poor's criteria.

               "Transaction" shall mean any transaction the Buyers and Debtor may enter into from time to time pursuant to which Debtor agrees to transfer to the Buyers Purchased Assets against the transfer of funds by the Buyers, with a simultaneous agreement by the Buyers to transfer to Debtor such Purchased Assets at a date certain or on demand against the transfer of funds by Debtor.

               "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

               Any attempt by a Person, other than a Buyer, to obtain an ownership interest or a security interest in the Collateral without the prior written consent of the Buyers will violate the rights of the Buyers.

               The parties intend that the Transactions under the Agreement constitute purchases and sales of the property subject thereto. This financing statement shall not be construed as evidence to the contrary.


FILING LOCATION: Maryland State Department of Assessments and Taxation

                                   SCHEDULE I

                                   [attached]

                                   EXHIBIT I-C

                    FORM OF UCC FINANCING STATEMENT AMENDMENT

                                 [See attached]

[GRAPHIC OMITTED]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY


========================================================================
|   A. NAME & PHONE CONTACT AT FILER [optional]                        |
|                                                                      |
|   Scott Ryan, Esquire                                                |
|                                                                      |
|______________________________________________________________________|
|   B. SEND ACKNOWLEDGMENT TO: (Name and Address)                      |
|    ______                                                 ______     |
|   |                                                             |    |
|   |                                                             |    |
|   |       Cadwalader, Wickersham & Taft                         |    |
|   |       227 West Trade Street                                 |    |
|   |       Suite 2400                                            |    |
|           Charlotte, North Carolina 28202                            |
|           ATTN: Scott Ryan                                           |
|   |                                                             |    |        THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY
====================================================================================================================================
 1a. INITIAL FINANCING STATEMENT FILE #                                         |1b. This FINANCING STATEMENT AMENDMENT is
                                                                                |    to be filed [for record] (or recorded) in the
                                                                                ||_| REAL ESTATE RECORDS.
====================================================================================================================================
 2.  |_| TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s)
         of the Secured Party authorizing this Termination Statement.
====================================================================================================================================
 3.  |_| CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured
         Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
====================================================================================================================================
 4.  |_| ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.
====================================================================================================================================
 5.  |_| AMENDMENT (PARTY INFORMATION): This Amendment affects |_| Debtor or |_| Secured Party of record. Check only one of these
         two boxes.                                                                                                  ---
         Also check one of the following three boxes and provided appropriate information in items 6 and/or 7.
                    ---
     __                                                 __                                     __
    |  | CHANGE name and/or address: Give current      |  | DELETE name: Give record name     |  | ADD name: Complete item 7a or 7b,
    |__| record name  in time 6a or 6b; also give      |__| to be deleted in item 6a or 6b.   |__| and also item 7c; also complete
         new name (if name change) in item 7a or                                                   items 7d-7g (if applicable)
         7b and/or new address (if address change)
         in item 7c.
====================================================================================================================================
 6.   CURRENT RECORD INFORMATION:
      ------------------------------------------------------------------------------------------------------------------------------
      |6a. ORGANIZATION'S NAME                                    |                                  |                    |
      |                                                           |                                  |                    |
  OR  |-----------------------------------------------------------|----------------------------------|--------------------|---------
      |6b. INDIVIDUAL'S LAST NAME                                 | FIRST NAME                       | MIDDLE NAME        | SUFFIX
      |                                                           |                                  |                    |
====================================================================================================================================
 7.   CHANGED (NEW) OR ADDED INFORMATION:
      ------------------------------------------------------------------------------------------------------------------------------
      |7a. ORGANIZATION'S NAME                                    |                                  |                    |
      |                                                           |                                  |                    |
  OR  |-----------------------------------------------------------|----------------------------------|--------------------|---------
      |7b. INDIVIDUAL'S LAST NAME                                 | FIRST NAME                       | MIDDLE NAME        | SUFFIX
      |                                                           |                                  |                    |
------------------------------------------------------------------|----------------------------------|--------------------|---------
7c. MAILING ADDRESS                                               | CITY                             | STATE| POSTAL CODE | COUNTRY
                                                                  |                                  |      |             |
------------------------------------------------------------------|----------------------------------|------------------------------
7d. TAX ID#: SSN OR EIN |ADD'L INFO RE |7e. TYPE OF ORGANIZATION  |7f. JURISDICTION OF ORGANIZATION  |7g.ORGANIZATIONAL ID #, if any
                        |ORGANIZATION  |                          |                                  |                     |_|  NONE
                        |DEBTOR        |                          |                                  |
====================================================================================================================================
 8. AMENDMENT (COLLATERAL CHANGE): check only one box.
    Describe collateral |_|deleted or |_|added, or give entire |_|restated collateral description, or describe collateral
    |_|assigned.

    All of the Debtor's  right,  title and interest in, to and under each of the following  items of property,  whether now owned or hereafter  acquired,  now existing or hereafter  created and wherever  located:  (a) the Purchased  Securities  purchased by the
    Secured Party pursuant to the Agreement  (and  identified in the  Confirmations)  and all  "securities  accounts" (as defined in
    Section 8-501(a) of the UCC) created in connection therewith to which any or all of such Purchased Securities are credited;  (b)
    the Purchased Loans purchased by the Secured Party pursuant to the Agreement (and  identified in the  Confirmations),  Servicing
    Agreements in connection  with the Agreement,  Servicing  Records in connection with the Agreement,  insurance  relating to such
    Purchased Loans, and collection and escrow accounts relating to such Purchased Loans; (c) the Cash Management Account created in connection  with the  Agreement  and all monies from time to time on deposit in such Cash  Management  Account;  (d) the Hedging
    Agreements,  if any;  (e) all  "general  intangibles",  "accounts",  and  "chattel  paper" as defined in the UCC  relating to or constituting any and all of the foregoing;  and (f) all replacements,  substitutions or distributions on or proceeds,  payments,
    Income and profits of, and records (but excluding any financial models or other proprietary  information)  files relating to any and all of the foregoing; all as further described on Annex I attached hereto.
====================================================================================================================================
9.  NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor,
    check here |_| and enter name of DEBTOR authorizing this Amendment.
      ------------------------------------------------------------------------------------------------------------------------------
      |9a. ORGANIZATION'S NAME                                    |                                  |                    |
      |                                                           |                                  |                    |
  OR  |-----------------------------------------------------------|----------------------------------|--------------------|---------
      |9b. INDIVIDUAL'S LAST NAME                                 | FIRST NAME                       | MIDDLE NAME        | SUFFIX
      |                                                           |                                  |                    |
====================================================================================================================================
10. OPTIONAL FILER REFERENCE DATA

====================================================================================================================================
FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 07/29/98)
 NATUCC3 4/23/01 C T System Online

                                     ANNEX I
                         attached to and made a part of
                         Uniform Commercial Code ("UCC")
                         Financing Statement, Form UCC-1

Debtor:

Secured Party:

               The UCC Financing Statement, Form UCC-1, to which this Annex I is attached and of which it forms a part, covers all of the Debtor's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located:

        (a) the Purchased Securities purchased by the Secured Party pursuant to the Agreement (and identified in the Confirmations and on Schedule I to this Annex I) and all "securities accounts" (as defined in Section 8-501(a) of the UCC) created in connection therewith to which any of all of such Purchased Securities are credited;

        (b) the Purchased Loans purchased pursuant by the Secured Party to the Agreement (and identified in the Confirmations and on Schedule I to this Annex I), Servicing Agreements in connection with the Agreement, Servicing Records in connection with the Agreement, insurance relating to such Purchased Loans, and collection and escrow accounts relating to such Purchased Loans;

        (c) the Cash Management Account created in connection with the Agreement and all monies from time to time on deposit in such Cash Management Account;

        (d) the Hedging Agreements, if any;

        (e) all "general intangibles", "accounts", and "chattel paper" as defined in the UCC relating to or constituting any and all of the foregoing; and

        (f) all replacements, substitutions or distributions on or proceeds, payments, Income and profits of, and records (but excluding any financial models or other proprietary information) and files relating to any and all of any of the foregoing.

               The following terms shall have the following meanings:

               "Agreement" shall mean the Master Repurchase Agreement dated as of March 4, 2005, by and among the Debtor and the Buyers, as the same may be amended, supplemented or otherwise changed and in effect from time to time.

               "B-Notes"  shall mean (a)  junior  notes in  commercial  mortgage loans having an "A/B" structure, (b) junior or senior or pari-passu participations in performing commercial mortgage loans, or (c) participations in instruments of a type referred to in the preceding clause.

               "Buyers" shall mean the Secured Party and Banc of America Securities LLC.

               "Cash Management Account" shall mean a segregated interest bearing account, in the name of the Buyers, established at the Depository.

               "CMBS" shall mean performing commercial mortgage-backed securities that (A) either (1) have a rating of at least "B+" from Standard and Poor's and/or Fitch Inc., and/or "B1" from Moody's, or (2) are unrated securities, in each case which are acceptable to the Buyers in their sole discretion and (B) are denominated in United States Dollars.

               "Confirmation"   shall  mean  a  written   confirmation  of  each
Transaction  sent from the  Buyers  and  delivered  to the Debtor in the form of
Exhibit I to the Agreement.

               "Debtor" shall mean Capital Trust, Inc.

               "Depository" shall mean PNC Bank, N.A. or any successor Depository comparably rated and qualified and appointed by the Buyers with the prior written consent of Debtor (which consent shall not be unreasonably withheld or delayed).

               "Eligible   Assets"  shall  mean,   collectively,   the  Eligible
Securities and the Eligible Loans.

               "Eligible B Notes" shall mean B-Notes secured by liens on properties described in the definition of "Eligible Loans", in each case which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI to the Agreement (except as otherwise agreed by the Buyers), are otherwise acceptable to the Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property from which payments on such participation interest or junior note are derived or securing indirectly such participation interest or junior note (including for purposes of this calculation, such participation interest or junior note and any loan senior to such participation interest or junior note and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 95%, and (ii) the Stressed DSCR is greater than 1.05X.

               "Eligible First Lien Loans" shall mean performing loans, or senior participations therein, secured by first liens in properties described in the definition of "Eligible Loans" which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI to the Agreement (except as otherwise agreed by the Buyers), are otherwise acceptable to the Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property securing such loan (including for purposes of this calculation, such loan and any loan secured by a first lien on the related Mortgaged Property and excluding any more junior loan) does not exceed 95%, and
(ii) the Stressed DSCR is greater than 1.05X.

               "Eligible Loans" shall mean any of the following types of performing loans, which are otherwise acceptable to the Buyers in their sole discretion and are secured directly or indirectly by or the payments on which are derived from a property that may include, but not be limited to, multifamily, retail, office, industrial, warehouse, condominium, or hospitality property (or any other property type acceptable to the Buyers in the exercise of their good faith business judgment) that is located in the United States of
America:


               (i)    Eligible Mezzanine Loans;

               (ii)   Eligible First Lien Loans; and

               (iii)  Eligible B Notes.

               "Eligible Mezzanine Loans" shall mean performing loans or participations therein evidenced by mezzanine notes and secured by pledges of ownership interests in entities that directly or indirectly own properties described in the definition of "Eligible Loans" (or participation interests in such performing mezzanine loans), which conform in all material respects to the applicable representations and warranties set forth in Exhibit VI to the Agreement (except as otherwise agreed by the Buyers), are otherwise acceptable to the Buyers in their sole discretion, and as to which (i) the Stressed LTV for the Mortgaged Property from which payments on such mezzanine loan are derived (including for purposes of this calculation, such mezzanine loan and any loan senior to such mezzanine loan and secured directly or indirectly by the related Mortgaged Property and excluding any more junior loan or participation) does not exceed 95%, and (ii) the Stressed DSCR, calculated on the same basis, is greater than 1.05X.

               "Eligible Securities" shall mean (i) CMBS which are acceptable to the Buyers in their sole discretion and (ii) any real estate investment trust debt securities or collateralized debt obligation securities which are not described in clause (i) but which the Buyers elect to purchase in its sole discretion.

               "Hedging Agreements" shall mean, with respect to any of all of the Purchased Assets, and futures options contract or any interest rate swap, cap or collar agreement or similar derivative instruments providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, entered into by Debtor; provided, that any hedging shall be mutually agreed upon by Debtor and the Buyers; provided further, that should Debtor and the Buyers agree to hedge a Purchased Asset, Bank of America, N.A. shall act as swap counterparty provided that Bank of America, N.A. provides commercially reasonable market terms.

               "Income" shall mean with respect to any Security at any time, any principal thereof and all interest, dividends or other distributions thereon.

               "Mortgage" shall mean a mortgage, deed of trust, deed to secure debt or other instrument, creating a valid and enforceable lien on or an ownership interest in an estate in fee simple or leasehold estate in real property and the improvements thereon, securing a mortgage note or similar evidence of indebtedness.

               "Mortgage   Note"  shall  mean  a  note  or  other   evidence  of
indebtedness of a Mortgagor secured by a Mortgage.

               "Mortgaged Property" shall mean the real property securing repayment of the debt evidenced by a Mortgage Note.

               "Mortgagor" shall mean the obligor on a Mortgage Note and the grantor of the related Mortgage.

               "Purchased  Assets"  shall  mean,  collectively,   the  Purchased
Securities and the Purchased Loans.

               "Purchased Loans" shall mean (i) with respect to any Transaction, the Eligible Loans sold by Debtor to the Buyers in such Transaction until such Eligible Loans are repurchased pursuant to the Agreement, including, without limitation, the loans listed in Schedule I hereto and (ii) with respect to the Transactions in general, all Eligible Loans sold by Debtor to the Buyers and any additional collateral delivered by Debtor to the Buyers pursuant to Section 3 of the Agreement until such Eligible Loans are repurchased pursuant to the Agreement.

               "Purchased Securities" shall mean, (i) with respect to any Transaction, the Eligible Securities sold by Debtor to the Buyers in such Transaction until such Eligible Securities are repurchased pursuant to the Agreement, including, without limitation, the securities listed in Schedule I hereto until such Securities are repurchased pursuant to the Agreement and (ii) with respect to the Transactions in general, all Eligible Securities sold by Debtor to the Buyers and any additional collateral delivered by Debtor to the Buyers pursuant to Section 3 of the Agreement until such Eligible Securities are repurchased pursuant to the Agreement. Whenever Purchased Securities are rated by more than one Rating Agency and a split rating applies to such Purchased Securities (i.e., one Rating Agency rates such Purchased Securities at a lower rating level than the other of such Rating Agencies), then for all purposes of the Agreement where a rating is to be selected, the lower of the ratings shall apply.

               "Rating Agency" shall mean either of Fitch Inc. or Standard & Poor's.

               "Servicing Agreement" shall mean any and all agreements relating to the servicing of the Purchased Loans so long as the Purchased Loans are subject to the Agreement.

               "Servicing Records" shall mean any and all records relating to or evidencing the servicing of Purchased Loans so long as the Purchased Loans are subject to the Agreement, including any and all files, documents, records, databases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records and any other such records.

               "Stressed DSCR" shall mean, with respect to each Eligible Asset, the stressed debt service coverage ratio as calculated in accordance with Fitch Inc.'s then current criteria.

               "Stressed LTV" shall mean, with respect to each Eligible Asset, the stressed loan-to-value ratio as calculated in accordance with Standard & Poor's criteria.

               "Transaction" shall mean any transaction the Buyers and Debtor may enter into from time to time pursuant to which Debtor agrees to transfer to the Buyers Purchased Assets against the transfer of funds by the Buyers, with a simultaneous agreement by the Buyers to transfer to Debtor such Purchased Assets at a date certain or on demand against the transfer of funds by Debtor.

               "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

               Any attempt by a Person, other than a Buyer, to obtain an ownership interest or a security interest in the Collateral without the prior written consent of the Buyers will violate the rights of the Buyers.

               The parties intend that the Transactions under the Agreement constitute purchases and sales of the property subject thereto. This financing statement shall not be construed as evidence to the contrary.


FILING LOCATION: Maryland State Department of Assessments and Taxation

                                   SCHEDULE I

                                   [attached]

                                   EXHIBIT II

                      AUTHORIZED REPRESENTATIVES OF SELLER

Name                                     Specimen Signature
----                                     ------------------

John R. Klopp                            _______________________________________


Stephen D. Plavin                        _______________________________________


Brian H. Oswald                          _______________________________________

                                   EXHIBIT III

                             MONTHLY SERVICER REPORT
                             -----------------------

                       FORM OF AGGREGATE COLLATERAL REPORT

                     AGGREGATE COLLATERAL REPORT INFORMATION
                           FOR EACH PURCHASED SECURITY

Servicer Loan Number
Borrower Name
Beginning Principal Balance
Interest Rate or Pay Rate
Pmt Due Date
Principal Paid
Accrued Interest Paid
Other Interest Paid
Senior and Sub Servicer Fees Withheld
Borrower Paid Service Fees to Lender
Service Fees Paid by Borrower
Service Fees Paid by Lender
Net Interest
Net Remittance
Non-Cash Adj. and Advances
Ending Principal Balance


                                      III-1

                                   EXHIBIT IV

                           FORM OF CUSTODIAL DELIVERY

               On this ______ of ________, 20__, CAPITAL TRUST, INC. ("Seller"), as Seller under that certain Master Repurchase Agreement, dated as of January __, 2005 (the "Repurchase Agreement") between Seller, BANC OF AMERICA SECURITIES LLC and BANK OF AMERICA, N.A. (together with Banc of America Securities LLC, the "Buyers"), does hereby deliver to [_____________] ("Custodian"), as custodian under that certain Custodial Agreement, dated as of March __, 2005, among Buyers, Seller and Custodian, the Purchased Loan Files with respect to the Purchased Loans to be purchased by Buyers pursuant to the Repurchase Agreement, which Purchased Loans are listed on the Purchased Loan Schedule attached hereto and which Purchased Loans shall be subject to the terms of the Custodial Agreement on the date hereof.

               With respect to the Purchased Loan Files delivered hereby, for the purposes of issuing the Trust Receipt, the Custodian shall review the Purchased Loan Files to ascertain delivery of the documents listed in Section 3(g) to the Custodial Agreement.

               Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Custodial Agreement.

               IN WITNESS WHEREOF, Seller has caused its name to be signed hereto by its officer thereunto duly authorized as of the day and year first above written.

                                          CAPITAL TRUST, INC., a Maryland
                                            corporation



                                          By: __________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                    EXHIBIT V

                            FORM OF POWER OF ATTORNEY

               "Know All Men by These Presents, that CAPITAL TRUST, INC. ("Seller"), does hereby appoint each of BANC OF AMERICA SECURITIES LLC and BANK OF AMERICA, N.A. ("Buyer"), its attorney-in-fact to act in Seller's name, place and stead in any way which Seller could do with respect to (i) the completion of the endorsements of the Mortgage Notes and the Assignments of Mortgages and the Mezzanine Notes, (ii) the recordation of the Assignments of Mortgages and (iii) the enforcement of Seller's rights under the Purchased Loans purchased by Buyers pursuant to the Master Repurchase Agreement dated as of March ___, 2005 (the "Repurchase Agreement") between Seller and Buyers and to take such other steps as may be necessary or desirable to enforce Buyers' rights against such Purchased Loans, the related Purchased Loan Files and the Servicing Records to the extent that Seller is permitted by law to act through an agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Repurchase Agreement.

               TO INDUCE ANY THIRD PARTY TO ACT HEREUNDER, SELLER HEREBY AGREES THAT ANY THIRD PARTY RECEIVING A DULY EXECUTED COPY OF FACSIMILE OF THIS INSTRUMENT MAY ACT HEREUNDER, AND THAT REVOCATION OR TERMINATION HEREOF SHALL BE INEFFECTIVE AS TO SUCH THIRD PARTY UNLESS AND UNTIL ACTUAL NOTICE OR KNOWLEDGE OR SUCH REVOCATION OR TERMINATION SHALL HAVE BEEN RECEIVED BY SUCH THIRD PARTY, AND SELLER ON ITS OWN BEHALF AND ON BEHALF OF SELLER'S ASSIGNS, HEREBY AGREES TO INDEMNIFY AND HOLD HARMLESS ANY SUCH THIRD PARTY FROM AND AGAINST ANY AND ALL CLAIMS THAT MAY ARISE AGAINST SUCH THIRD PARTY BY REASON OF SUCH THIRD PARTY HAVING RELIED ON THE PROVISIONS OF THIS INSTRUMENT.

               IN WITNESS WHEREOF Seller has caused this Power of Attorney to be executed this __th day of March 2005.

                                          CAPITAL TRUST, INC., a Maryland
                                            corporation



                                          By: __________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                   EXHIBIT VI

            REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL
              PURCHASED LOAN WHICH IS AN ELIGIBLE FIRST LIEN LOAN

        With respect to each Purchased Loan which is an Eligible First Lien Loan Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyers in accordance with the Agreement (the parties agreeing that where a representation or warranty with respect to a Purchased Asset is qualified "to the knowledge" of Seller, the failure of such representation and warranty to be true (without regard to the actual knowledge of such failure by Seller) shall be taken into account in determining the Market value of such Purchased Asset).

        1. Purchased Loan Schedule and Purchased Loan Information. The information set forth in the Purchased Loan Schedule and the Purchased Loan Information is complete, true and correct in all material respects as of the date thereof.

        2. Ownership of Purchased Loans. Immediately prior to the transfer to Buyers of the Purchased Loans, Seller had good title to, and was the sole owner of, each Purchased Loan. Seller has full right, power and authority to transfer and assign each of the Purchased Loans to or at the direction of Buyers and has validly and effectively conveyed (or caused to be conveyed) to Buyers or their designee all of Seller's legal and beneficial interest in and to the Purchased Loans free and clear of any and all pledges, liens, charges, security interests and/or other encumbrances. The sale of the Purchased Loans to Buyers or their designee does not require Seller to obtain any governmental or regulatory approval or consent that has not been obtained.

        3. Payment Record. The Purchased Loan is performing and no scheduled payment of principal and interest under any Purchased Loan was 30 days or more past due as of the Purchase Date without giving effect to any applicable grace period, and no Purchased Loan was at any time 30 days or more delinquent.

        4. Lien; Valid Assignment. The Mortgage related to and delivered in connection with each Purchased Loan constitutes a valid and enforceable lien upon the related Mortgaged Property, prior to all other liens and encumbrances, except for

                (a) the lien for current real estate taxes and assessments not yet due and payable,

                (b) covenants, conditions and restrictions, rights of way, easements and other matters that are for Mortgagor's benefit or are insured by the related lender's title insurance policy,

                (c) other matters to which like properties are commonly subject, none of which matters referred to in clauses (b) or (c) interferes with the security intended to be provided by such Mortgage or the marketability or current use of the Mortgaged Property or the current
        ability  of  the  Mortgaged   Property  to
        generate operating income sufficient to service the Purchased Loan debt (the foregoing items (a) through (c) being herein referred to as the "Permitted Encumbrances"). The related assignment of such Mortgage executed and delivered in favor of Buyers is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Mortgage. Such Mortgage establishes and creates a valid and enforceable security interest in favor of the holder thereof in all of the related Mortgagor's personal property used in, and reasonably necessary to operate the related Mortgaged Property. A Uniform Commercial Code financing statement has been filed and/or recorded in all places necessary to perfect a valid security interest in such personal property, and such security interest is a first or second priority security interest, subject to any prior purchase money security interest in such personal property and any personal property leases applicable to such personal property. Notwithstanding the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of Uniform Commercial Code financing statements are required in order to effect such perfection.

        5. Assignment of Leases and Rents. The Assignment of Leases set forth in the Mortgage (or in a separate instrument) and related to and delivered in connection with each Purchased Loan establishes and creates a valid, subsisting and enforceable perfected lien and security interest in the related Mortgagor's interest in all leases, sub-leases, licenses or other agreements pursuant to which any person is entitled to occupy, use or possess all or any portion of the real property subject to the related Mortgage, and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases, not included in a Mortgage, executed and delivered in favor of Buyers is in recordable form and constitutes a legal, valid and binding assignment, sufficient to convey to the assignee named therein all of the assignor's right, title and interest in, to and under such Assignment of Leases.

        6. Mortgage Status; Waivers and Modifications. No Mortgage or Mortgage Note has been satisfied, canceled, rescinded or subordinated in whole or in part, and the related Mortgaged Property has not been released from the lien of such Mortgage, in whole or in material part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release. None of the terms of any Mortgage Note, Mortgage or Assignment of Leases have been impaired, waived, altered or modified in any material respect, except by written instruments, all of which are included in the related Mortgage File.

        7. Condition of Property; Condemnation. Except as set forth in an engineering report prepared in connection with the origination or acquisition of the related Purchased Loan and included in the related Purchased Loan File, to Seller's actual knowledge each Mortgaged Property is free and clear of any damage that would materially and adversely affect its value as security for the related Purchased Loan (normal wear and tear excepted), except to the extent reserves have been established to cover the costs to remediate such damages. Neither Seller nor mortgagee has received notice of any pending or threatened proceeding for the condemnation of all or any portion of any Mortgaged Property. As of the date of the origination or acquisition of each Purchased Loan, all of the improvements on the related Mortgaged Property which were considered in determining the appraised value of the Mortgaged Property lay wholly within the boundaries and building restriction lines of such property, except for encroachments that are insured against by the lender's title insurance policy referred to herein or that do not materially and adversely affect the value or marketability of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property, except those encroachments that are insured against by the Title Policy referred to herein.

        8. Title Insurance. Each Mortgaged Property is covered by an American Land Title Association (or an equivalent form thereof as adopted in the applicable jurisdiction) lender's title insurance policy (or, if a title policy meeting the foregoing description has not yet been issued, is evidenced by a commitment for title insurance "marked up" at the closing of such Purchased Loan and a binding enforceable commitment of the applicable title insurance company to issue the policy described in such commitment without any conditions to such issuance) (the "Title Policy") in the original principal amount of the related Purchased Loan after all advances of principal. Each Title Policy insures that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances. Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and no claims have been made thereunder. No holder of the related Mortgage has done, by act or omission, anything that would impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Purchased Loan to Buyers, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of Buyers without the consent of or notice to the insurer.

        9. No Holdbacks. Except as set forth on the Purchased Loan Schedule, the proceeds of each Purchased Loan have been fully disbursed and there is no obligation for future advances with respect thereto. With respect to each Purchased Loan, any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any funds escrowed for such purpose that were to have been complied with on or before the Purchase Date have been complied with, or any such funds so escrowed have not been released.

        10. Mortgage Provisions. The Mortgage Note or Mortgage for each Purchased Loan contain customary and enforceable provisions such as would be expected to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

        11. Buyer under Deed of Trust. If any Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

        12. Environmental Conditions. An environmental site assessment (or an update of a previous assessment) was performed with respect to each Mortgaged Property in connection with the origination or acquisition of the related Purchased Loan, a report of each such assessment (an "Environmental Report") has been delivered to Buyers and a copy has been included as part of the related Purchased Loan File, and, to Seller's actual knowledge, there is no adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in such report. To Seller's actual knowledge, each related Mortgagor is now in compliance, and each Mortgage requires the related Mortgagor to cause any tenants leasing space at the related Mortgaged Property to comply with all applicable federal, state and local environmental laws and regulations. Where such Environmental Report disclosed the existence of a material and adverse environmental condition or circumstance affecting any Mortgaged Property, (i) a party not related to the Mortgagor was identified as the responsible party for such condition or circumstance, (ii) the related Mortgagor was required either to provide additional security and/or to obtain an operations and maintenance plan or (iii) the related Mortgagor provided evidence that applicable federal, state or local governmental authorities would not take any action, or require the taking of any action, in respect of such condition or circumstance. The related Purchased Loan Documents contain provisions pursuant to which the related borrower or a principal of such borrower has agreed to indemnify the mortgagee for damages resulting from violations of any applicable Environmental Laws.

        13. Loan Document Status. Each Mortgage Note, Mortgage and any other agreement that evidences or secures a Purchased Loan and that was executed by or on behalf of the related Mortgagor is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Seller has not received any written notice of any and to Seller's actual knowledge there are no valid defenses, counterclaims or rights of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements.

        14. Insurance. Each Mortgaged Property is required pursuant to the related Mortgage to be and is insured by (a) a fire and extended perils insurance policy issued by an insurer meeting the requirements of such Purchased Loan providing coverage against loss or damage sustained by reason of fire, lightning, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles and smoke, and, to the extent required as of the date of origination by the originator of such Purchased Loan consistent with its normal commercial mortgage lending practices, against other risks insured against by persons operating like properties in the locality of the Mortgaged Property in an amount not less than the lesser of the principal balance of the related Purchased Loan and the replacement cost (not allowing for depreciation) of the Mortgaged Property, and not less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property; (b) a business interruption or rental loss insurance policy, in an amount at least equal to twelve months of operations of the Mortgaged Property (other than Manufactured Housing Communities); (c) a flood insurance policy (if any portion of the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards) in an amount generally required by mortgage lenders and (d) a comprehensive general liability insurance policy in amounts as are generally required by commercial mortgage lenders. Such insurance policy contains a standard mortgagee clause that names the mortgagee as an additional insured and that requires at least thirty days' (in the case of termination or cancellation other than for nonpayment of premiums) and at least ten (10) days' (in the case of termination or cancellation for nonpayment of premiums) prior notice to the holder of the Mortgage, and no such notice has been received, including any notice of nonpayment of premiums. Each Mortgage obligates the related Mortgagor to maintain all such insurance and, upon such Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement ~herefore from such Mortgagor. Other than as set forth in paragraph 17(h) hereof, each Mortgage provides that casualty insurance proceeds will be applied either to the restoration or repair of the related Mortgaged Property or to the reduction or defeasance of the principal amount of the Purchased Loan.

        15. Taxes and Assessments. To Seller's actual knowledge, there are no delinquent or unpaid taxes or assessments (including assessments payable in future installments), or other outstanding charges affecting any Mortgaged Property which are or may become a lien of priority higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be first payable thereon.

        16. Mortgagor Bankruptcy. To Seller's actual knowledge, no Mortgagor and no tenant leasing space at the Related Mortgaged Property which constitutes more than [20]% of the gross leased space or which leases at least [10,000] square feet of such Mortgaged Property is a debtor in any state or federal bankruptcy or insolvency proceeding.

        17. Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Purchased Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"). With respect to any Purchased Loan secured by a Ground Lease but not by the related Fee Interest:

                a. Such Ground Lease or a memorandum thereof has been duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between Seller and related lessor) permits the current use of the Mortgaged Property and permits the interest of the lessee thereunder to be encumbered by the related Mortgage and does not restrict the use of the related Mortgaged Property by such lessee, its successors or assigns in a manner that would adversely effect the security provided by the related Mortgage by limiting in any way its current use; and there has been no change in the payment terms of such Ground Lease since the origination or acquisition of the related Purchased Loan, with the exception of changes reflected in written instruments that are a part of the related Mortgage File;

                b. The lessee's interest in such Ground Lease is not subject to any liens or encumbrances other than Permitted Encumbrances;

                c. The Mortgagor's interest in such Ground Lease is assignable to Buyers and their successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Purchase Date) and, in the event that it is so assigned, is further assignable by Buyers and their successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

                d. Such Ground Lease is in full force and effect, and no event of default has occurred, Seller has received no notice that an event of default has occurred thereunder, and there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

                e. Such Ground Lease, or an estoppel letter or other  agreement,
        (A) requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease to the extent such Ground Lease requires such notice, (B) further provides that no notice of termination given under such Ground Lease (including rejection of such Ground Lease in a bankruptcy proceeding) is effective against the holder of the Mortgage unless a copy of such notice has been delivered to such holder and the lessor has offered to enter into a new lease with such holder on terms that do not materially vary from the economic terms of the Ground Lease;

                f. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

                g. Such Ground Lease has an original term (including any extension options set forth therein that can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) which extends not less than twenty years beyond the stated maturity date of the related Purchased Loan;

                h. Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds or condemnation award other than in respect of a total loss will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a designee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender for conduit programs), or to the payment or defeasance of the outstanding principal balance of the Purchased Loan together with any accrued interest thereon;

                i. Such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by prudent commercial mortgage lenders;

                j. Such Ground Lease provides, or the lessor has otherwise agreed, that such Ground Lease may not be amended or modified in any manner materially adverse to the interest of the mortgagee without the prior written consent of the mortgagee under such Purchased Loan; and

                k. The ground lessor is required to enter into a new lease with Seller upon termination of the Ground Lease for any reason including rejection of the Ground Lease in bankruptcy.

        18. Escrow Deposits. All escrow deposits relating to each Purchased Loan that are, as of the Purchase Date, required to be deposited with Seller or its agent have been so deposited.

        19. Stressed LTV Ratio. The gross proceeds of each Purchased Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Purchased Loan and either: (a) such Purchased Loan is secured by an interest in real property having a fair market value (i) at the date the Purchased Loan was originated at least equal to 95 percent of the original principal balance of the Purchased Loan or (ii) at the Purchase Date at least equal to 95 percent of the principal balance of the Purchased Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (x) the amount of any lien on the real property interest that is senior to the Purchased Loan and (y) a proportionate amount of any lien that is in parity with the Purchased Loan (unless such other lien secures a Purchased Loan that is cross-collateralized with such Purchased Loan, in which event the computation described in clauses
  (a)(i) and (a)(ii) of this paragraph 19 shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Purchased Loans; or (b) substantially all the proceeds of such Purchased Loan were used to acquire, improve or protect the real property which served as the only security for such Purchased Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations Section 1.860G-2(a)(1)(ii)).

        20. Advancement of Funds by Seller. Seller has not and no other holder of a Purchased Loan has advanced funds or induced, solicited or received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by such Purchased Loan.

        21. No Mechanics' Liens. As of the date of the Mortgage, and to the actual knowledge of Seller as of the Purchase Date, each Mortgaged Property is free and clear of any and all mechanics' and materialmen's liens, and no rights are outstanding that under law could give rise to any such lien.

        22. Compliance with Usury Laws. Each Purchased Loan complied with, or is exempt from, all applicable usury laws in effect at its date of origination.

        23. Cross-collateralization; Cross-default. No Purchased Loan is cross-collateralized or cross-defaulted with any loan other than one or more other Purchased Loans, unless either (a) the effect of such cross-collateralization or cross-default provision is being terminated simultaneously herewith or (b) such Purchased Loan is subject to a standstill and release agreement reasonably acceptable to Buyers which prohibits any action against the borrower under the Purchased Loan and against the Mortgaged Property by the holder of such other loan and requires release of any such cross-collateralization at the request of Buyers upon the occurrence and during the continuation of an Event of Default if Seller shall have failed to repurchase such Purchased Loan pursuant to the terms of the Agreement.

        24. Releases of Mortgaged Property. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under the related Purchased Loan; provided, that the mortgagee may be required to grant releases of portions of the related Mortgaged Properties if (a) release is conditioned upon the satisfaction of certain legal and underwriting requirements or the payment of a release price or (b) a total or partial defeasance is effected in respect of such Purchased Loan. No Purchased Loan permits the release or substitution of collateral if such release or substitution (a) would create a "significant modification" of such Purchased Loan within the meaning of Treas. Reg. ss.1.1001 3 or (b) would cause such Purchased Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to clauses (A)(i) or (A)(ii) thereof).

        25. No Equity Participation or Contingent Interest. No Purchased Loan contains any equity participation by the lender or provides for negative amortization or for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property.

        26. No Material Default. To Seller's actual knowledge, there exists no event of default, material default, breach or event of acceleration under the documents evidencing or securing the Purchased Loan. Seller has not waived any event of default, material default or breach under the Purchased Loan Documents.

        27. Local Law Compliance. To Seller's actual knowledge, the improvements located on or forming part of the related Mortgaged Property comply with applicable zoning laws and ordinances, or constitute legal non-conforming uses or structures or, if any such improvement does not so comply, such non-compliance does not materially and adversely affect the value of the related Mortgaged Property.

        28. Junior Liens. None of the Purchased Loans permits the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof. None of the Mortgaged Properties is encumbered by any lien junior to the lien of the related Mortgage. Each Purchased Loan contains a "due on sale" clause that provides for the acceleration of the payment of the unpaid principal balance of the Purchased Loan if, without the prior written consent of the holder of the Purchased Loan, the related Mortgaged Property is transferred or sold.

        29. Actions Concerning Purchased Loans. To the actual knowledge of Seller, there are no actions, suits or proceedings pending or threatened before any court, administrative agency or arbitrator concerning any Purchased Loan or related Mortgagor or Mortgaged Property that might materially and adversely affect the value of the Mortgaged Property as security for the Purchased Loan.

        30. Servicing. The servicing and collection practices used by Seller have been in all material respects legal, proper and prudent and have met customary industry standards for servicing of commercial loans similar to the Purchased Loans in question.

        31. Licenses and Permits. As of the date of origination of the Purchased Loan, to Seller's actual knowledge, the related Mortgagor was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated.

        32. Assisted Living Facility Regulation. If any Mortgaged Property is operated as an assisted living facility, (a) the related Mortgagor and operator, if different, is in compliance in all material respects with all federal and state laws applicable to the use and operation of the related Mortgaged Property and (b) if the operator of the Mortgaged Property participates in Medicare or Medicaid programs, the facility is in compliance in all material respects with the requirements for participation in such programs.

        33. Non-Recourse Exceptions. The Purchased Loan Documents for each Purchased Loan provide that such Purchased Loan constitutes the non-recourse obligations of the related obligor thereon except that either (i) such provision does not apply in the case of fraud, misappropriation of awards, rents, proceeds, bankruptcy of Mortgagor and other carve-outs that are customary by the Mortgagor or (ii) such documents provide that the Mortgagor shall be liable to the holder of the Purchased Loan for losses incurred as a result of fraud by the Mortgagor.

        34. Single Purpose Entity. The Mortgagor on each Purchased Loan with an outstanding principal balance in excess of $10,000,000, was, as of the origination of the Purchased Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more Mortgaged Properties securing the Purchased Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or

  Properties, and whose organizational documents further provide, or which entity represented in the related Purchased Loan documents, substantially to the effect that it does not have any assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage or the other related Purchased Loan documents, that it has its own books and records and accounts separate and apart from any other person, and that it holds itself out as a legal entity, separate and apart from any other person.

        Each borrower of a Purchased Loan in excess of $10,000,000 is an entity which has represented in connection with the origination of the Purchased Loan, or whose organizational documents as of the date of origination of the Purchased Loan, provided that so long as the Purchased Loan is outstanding it will have at least one independent director, manager or executive committee member.

        35. Separate Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related title insurance policy.

        36. Operating or Financial Statement. The related Purchased Loan Documents require the related borrower to furnish to the mortgagee at least annually an operating statement with respect to the related Mortgaged Property.

        37. Inspections. Seller (or if Seller is not the originator, the originator of the Purchased Loan) has inspected or caused to be inspected each Mortgaged Property in connection with the origination of the related Purchased Loan.

        38. Defeasance. Each Purchased Loan containing provisions for defeasance of mortgage collateral either (i) requires the prior written consent of, and compliance with the conditions set by, the holder of the Purchased Loan, or
  (ii) requires that (A) defeasance may not occur prior to the time permitted by applicable "real estate mortgage investment conduit" rules and regulations (if applicable), (B) the replacement collateral consist of U.S. governmental securities in an amount sufficient to make all scheduled payments under the Mortgage Note when due, (C) independent public accountants certify that the collateral is sufficient to make such payments, (D) counsel provide an opinion that Buyer has a perfected security interest in such collateral prior to any other claim or interest, and (E) all costs and expenses arising from the defeasance of the mortgage collateral shall be borne by the borrower.

        39. Fraud. No fraudulent acts were committed by Seller in connection with its acquisition or origination of such Purchased Loan nor were any fraudulent acts committed by any Person in connection with the origination of such Purchased Loan.

        40. Other Agreements. Except as included in the related Purchased Loan File, Seller is not a party to any document, instrument or agreement, and there is no document, that by its terms modifies or affects the rights and obligations of any holder of such Purchased Loan and Seller has not consented to any material change or waiver to any term or provision of any such document, instrument or agreement and no such change or waiver exists.

        41. Appraisal. An appraisal of the related Mortgaged Property was conducted in connection with the origination of such Purchased Loan; and such appraisal satisfied either (A) the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, or (B) the guidelines in Title XI of the Financial Institutions Reform, Recovery and Enforcement Act or 1989, in either case as in effect on the date such Purchased Loan was originated.

            REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL
               PURCHASED LOAN WHICH IS AN ELIGIBLE MEZZANINE LOAN

        With respect to each Purchased Loan which is an Eligible Mezzanine Loan, Seller represents and warrants on each Purchase Date (i) that each representation or warranty set forth in any other section of this Exhibit VI which pertains to the underlying Mortgaged Property related to such Purchased Loan is to Seller's actual knowledge true and correct in all respects, and (ii) that on each Purchase Date, other than as set forth on the exception report provided to Buyer in accordance with the Agreement:

        1. Purchased Loan Information. The information set forth in the Purchased Loan Schedule is complete, true and correct in all material respects.

        2. No Default or Dispute Under Purchased Loan Documents. To Seller's actual knowledge, there exists no material default, breach or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

        3. No Offsets, Defenses or Counterclaims. To Seller's actual knowledge, there is no valid offset, defense or counterclaim to such Purchased Loan.

        4. Equity Pledges. With respect to each Purchased Loan which is an Eligible Mezzanine Loan only, the pledge of ownership interests securing such Purchased Loan encumbers the direct or indirect equity or ownership interests in the underlying real property owner and has been fully first priority perfected in favor of Seller as mezzanine lender.

        5. Lockbox. The lockbox administrator, if any, is not an Affiliate of Seller.

        6. Enforceability. The Purchased Loan Documents have been duly and properly executed by Seller, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased Loan Documents.

        7. Waivers and Modifications. The terms of the related Purchased Loan Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related Purchased Loan File).

        8. Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyers' exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyers' sale or other disposition of such Purchased Loan if Buyers acquire title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other impediment exists to any such transfer.

        9. Certain Representations and Warranties. To Seller's actual knowledge, all representations and warranties in the Purchased Loan Documents and in the underlying real property mortgage documents are true and correct in all material respects.

        10. Parties Authorized. To the extent required under applicable law as of the Purchase Date, to Seller's actual knowledge, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

        11. No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

        12. Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable loans.

        13. No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the Agreement.

        14. No Bankruptcy. None of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding: Seller; or, to Seller's actual knowledge, underlying real property owner; or, to Seller's actual knowledge, underlying real property mortgagee.

            REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL
                   PURCHASED LOAN WHICH IS AN ELIGIBLE B NOTE

        With respect to each Purchased Loan which is an Eligible B Note, Seller represents and warrants (i) that each representation or warranty set forth in any other section of this Exhibit VI which pertains to the underlying Mortgaged Property related to such Purchased Loan is true and correct in all respects, and
(ii) that on each Purchase Date, other than as set forth on the exception report provided to Buyers in accordance with the Agreement:

        1. Purchased Loan Information. The information set forth in the Purchased Loan Schedule is complete, true and correct in all material respects.

        2. No Default or Dispute Under Purchased Loan Documents. To Seller's actual knowledge, there exists no material default, breach or event of acceleration (and no event which, with the passage of time or the giving of notice, or both, would constitute any of the foregoing) under the documents evidencing or securing the Purchased Loan, in any such case to the extent the same materially and adversely affects the value of the Purchased Loan and the related underlying real property.

        3. No Offsets, Defenses or Counterclaims. To Seller's actual knowledge, there is no valid offset, defense or counterclaim to such Purchased Loan.

        4. Lockbox. The lockbox administrator, if any, is not an Affiliate of Seller.

        5. Enforceability. The Purchased Loan Documents have been duly and properly executed by Seller, and each is the legal, valid and binding obligation of the parties thereto, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The Purchased Loan is not usurious. Seller has fully and validly perfected all security interests created or intended to be created pursuant to the Purchased Loan Documents.

        6. Waivers and Modifications. The terms of the related Purchased Loan Documents have not been impaired, waived, altered or modified in any material respect (other than by a written instrument which is included in the related Purchased Loan File).

        7. Valid Assignment. The assignment of Purchased Loan constitutes the legal, valid and binding assignment of such Purchased Loan from Seller to or for the benefit of Buyer. No consent or approval by any third party is required for any such assignment of such Purchased Loan, for Buyer's exercise of any rights or remedies under the assignment of Purchased Loan, or for Buyer's sale or other disposition of such Purchased Loan if Buyer acquires title thereto, other than consents and approvals which have been obtained. No third party (including underlying real property owner and underlying real property mortgagee) holds any "right of first refusal," "right of first negotiation," "right of first offer," purchase option, or other similar rights of any kind on account of the occurrence of any of the foregoing. No other material impediment exists to any such transfer.

        8. Certain Representations and Warranties. All representations and warranties in the Purchased Loan Documents and in the underlying documents for the performing commercial mortgage loan secured by a first lien on a multifamily or commercial property to which such Purchased Loan relates are true and correct in all material respects.

        9. Parties Authorized. To the extent required under applicable law as of the Purchase Date, to Seller's actual knowledge, each party to the Purchased Loan Documents was authorized to do business in the jurisdiction in which the related underlying real property is located at all times when it held the Purchased Loan to the extent necessary to ensure the validity and enforceability of such Purchased Loan.

        10. No Advances of Funds. No party to the Purchased Loan Documents has advanced funds on account of any default under the Purchased Loan or under the underlying real property mortgage documents.

        11. Servicing. The servicing and collection practices used by Seller for the Purchased Loan have complied with applicable law in all material respects and are consistent with those employed by prudent servicers of comparable loans.

        12. No Assignment. Seller has not effectuated any transfer, sale, assignment, hypothecation, or other conveyance of any of its rights and obligations under any Purchased Loan Document, except in connection with the Agreement.

        13. No Bankruptcy. To Seller's actual knowledge, none of the following parties is a debtor in any state or federal bankruptcy or insolvency proceeding: Seller; to Seller's actual knowledge, underlying real property owner; or to Seller's actual knowledge, underlying real property mortgagee.

            REPRESENTATIONS AND WARRANTIES REGARDING EACH INDIVIDUAL
                   PURCHASED SECURITY WHICH CONSISTS OF CMBS

  With respect to each Purchased Security which is a CMBS Seller represents and warrants on each Purchase Date as follows, other than as set forth on the exception report provided to Buyers in accordance with the Agreement.

        1. The CMBS consists of pass-through certificates representing beneficial ownership interests in one or more REMICs consisting of one or more first lien mortgage loans secured by commercial and/or multifamily properties.

        2. Immediately prior to the sale, transfer and assignment to Buyers thereof, Seller had good and marketable title to, and was the sole owner and holder of, such CMBS, and Seller is transferring such CMBS free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature encumbering such CMBS.

        3. Seller has full right, power and authority to sell and assign such CMBS and such CMBS has not been cancelled, satisfied or rescinded in whole or part nor has any instrument been executed that would effect a cancellation, satisfaction or rescission thereof.

        4. Other than consents and approvals obtained as of the related Purchase Date or those already granted in the related documents governing such CMBS, no consent or approval by any Person is required in connection with each Buyer's acquisition of such CMBS, for each Buyer's exercise of any rights or remedies in respect of such CMBS or for each Buyer's sale or other disposition of such CMBS. No third party holds any "right of first refusal", "right of first negotiation", "right of first offer", purchase option, or other similar rights of any kind, and no other impediment exists to any such transfer or exercise of rights or remedies.

        5. Upon consummation of the purchase contemplated to occur in respect of such CMBS on the Purchase Date ~herefore, Seller will have validly and effectively conveyed to each Buyer all legal and beneficial interest in and to such CMBS free and clear of any and all liens, pledges, encumbrances, charges, security interests or any other ownership interests of any nature.

        6. The CMBS is a certificated security in registered form, or is in uncertificated form and held through the facilities of (a) The Depository Trust Corporation in New York, New York, or (b) such other clearing organization or book-entry system as is designated in writing by Buyers.

        7. With respect to any CMBS that is a certificated security, Seller has delivered to Buyers or their designee such certificated security, along with any and all certificates, assignments, bond powers executed in blank, necessary to transfer such certificated security under the issuing documents of such CMBS.

        8. All information contained in the related Credit Approval Memo (or as otherwise provided to Buyers) in respect of such CMBS is accurate and complete in all material respects.

        9. As of the date of its issuance, such CMBS complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the issuance thereof including, without limitation, any registration requirements of the Securities Act of 1933, as amended.

        10. Except as included in the Credit Approval Memo, there is no document that by its terms modifies or affects the rights and obligations of the holder of such CMBS, the terms of the related pooling and servicing agreement or any other agreement relating to the CMBS, and, since issuance, there has been no material change or waiver to any term or provision of any such document, instrument or agreement.

        11. There is no (i) monetary default, breach or violation exists with respect to any pooling and servicing agreement or other document governing or pertaining to such CMBS, (ii) material non-monetary default, breach or violation exists with respect to any such agreement or other document or other document governing or pertaining to such CMBS, or (iii) event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under such documents and agreements.

        12. No consent, approval, authorization or order of, or registration or filing with, or notice to, any court or governmental agency or body having jurisdiction or regulatory authority over Seller is required for any transfer or assignment of such CMBS.

        13. Except as included in the Credit Approval Memo, (i) no interest shortfalls have occurred and no realized losses have been applied to any CMBS or otherwise incurred with respect to any mortgage loan related to such CMBS nor any class of CMBS issued under the same governing documents as any CMBS, and (ii) Seller is not aware of any circumstances that could have a material adverse effect on the CMBS.

        14. There are no circumstances or conditions with respect to the CMBS, the Mortgaged Property or the related Mortgagor's credit standing that can reasonably be expected to cause private institutional investors to regard the CMBS as an unacceptable investment or adversely affect the value or marketability of the CMBS.

        15. Seller has not received written notice of any outstanding liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind for which the holder of such CMBS is or may become obligated.

        16. To Seller's actual knowledge, there is no material inaccuracy in any servicer report or trustee report delivered to it (and, in turn, delivered pursuant to the terms of the Agreement) in connection with such CMBS.

        17. No servicer of the CMBS has made any advances, directly or indirectly, with respect to the CMBS or to any mortgage loan relating to such CMBS.

                                   EXHIBIT VII

                           PURCHASED LOAN INFORMATION

[INSERT RATING AGENCY PACKAGE]


                                     VII-1

                                  EXHIBIT VIII

                                ADVANCE PROCEDURE

        Final Approval of New Assets Which are Eligible Securities/Preliminary Approval of New Assets Which are Eligible Loans.

        (a) Seller may, from time to time, submit to Buyers a Credit Approval Memo for Buyers' review and approval in order to request that Buyers enter into a Transaction with respect to any New Asset that Seller proposes to be included as a Purchased Asset under the Agreement.

        (b) Upon Buyers' receipt of the Credit Approval Memo together with all underlying legal documents requested by Buyers, Buyers, within two (2) Business Days, shall have the right to request, in Buyers' business judgment, additional diligence materials and deliveries that Buyers shall specify. Upon Buyers' receipt of all of the Diligence Materials or Buyers' waiver thereof, Buyers, within two (2) Business Days (in the case of an Eligible Security) or five (5) Business Days and following receipt of internal credit approval, shall either
(i) notify Seller of the Purchase Price and the Market Value for the New Asset or (ii) deny, in Buyers' business judgment, Seller's request for a Transaction; provided that Buyers' failure to respond to Seller within two (2) or five (5) Business Days, as applicable, shall not be deemed to be an approval or a denial of Seller's request for an Advance, and Buyers shall not be liable to Seller for any such failure to respond.

            Final Approval of New Assets which are Eligible Loans. Upon Buyers' notification to Seller of the Purchase Price and the Market Value for any New Asset which is an Eligible Loan, Seller shall, if Seller desires to enter into a Transaction with respect to such New Asset, satisfy the conditions set forth below (in addition to satisfying the Transaction Conditions Precedent to obtaining each advance) as a condition precedent to Buyers' approval of such New Asset as a Purchased Asset, all in a manner reasonably satisfactory to Buyers and pursuant to documentation reasonably satisfactory to Buyers:

            (i) Delivery of Purchased  Loan  Documents.  Seller shall deliver to
        Buyers: (i) with respect to any New Asset that is a Pre-Existing Loan, each of the Purchased Loan Documents, except Purchased Loan Documents that Seller expressly and specifically disclosed in Seller's Credit Approval Memo were not in Seller's possession; and (ii) with respect to any New Asset that is an Originated Loan, each of the Purchased Loan Documents.

            (ii) Environmental and Engineering. If available, Buyers shall have received a "Phase 1" (and, if necessary, "Phase 2") environmental report, an asbestos survey and an engineering report, each in form reasonably satisfactory to Buyers, by an engineer or environmental consultant reasonably approved by Buyers.

            (iii) Appraisal. Buyers shall have received either an Acceptable Appraisal or a Draft Appraisal. If Buyers receive only a Draft Appraisal prior to entering into a Transaction, Seller shall deliver an Acceptable Appraisal on or before thirty (30) days after the Purchase Date.


                                     VIII-1

            (iv) Insurance. Buyers shall have received certificates or other evidence of insurance demonstrating insurance coverage in respect of the Mortgaged Property of types, in amounts, with insurers and otherwise in compliance with the terms, provisions and conditions set forth in the Purchased Loan Documents. Such certificates or other evidence shall indicate that Seller will be named as an additional insured as its interest may appear and shall contain a loss payee endorsement in favor of such additional insured with respect to the policies required to be maintained under the Purchased Loan Documents.

            (v) Survey. Buyers shall have received all surveys of the Mortgaged Property that are in Seller's possession.

            (vi) Lien Search Reports. Buyers or Buyers' counsel shall have received, as reasonably requested by Buyers, satisfactory reports of UCC, tax lien, judgment and litigation searches and title updates conducted by search firms and/or title companies acceptable to Buyers with respect to the Eligible Loan, Mortgaged Property, Seller and Mortgagor, such searches to be conducted in each location Buyers shall reasonably designate.

            (vii) Opinions of Counsel. Buyers shall have received copies of all legal opinions in Seller's possession with respect to the Eligible Loan which shall be in form and substance reasonably satisfactory to Buyers.

            (viii) Additional Real Estate Matters. Seller shall have delivered to Buyers to the extent in Seller's possession such other real estate related certificates and documentation as may have been requested by Buyers, such as: (i) certificates of occupancy issued by the appropriate Governmental Authority and either letters certifying that the Mortgaged Property is in compliance with all applicable zoning laws issued by the appropriate Governmental Authority or evidence that the related Title Policy includes a zoning endorsement and (ii) abstracts of all leases in effect at the Mortgaged Property and estoppel certificates, in form and substance acceptable to Buyers, from any ground lessor and from any tenant that occupies 7.5% or more of the rentable space at the Mortgaged Property, and in any event from tenants whose occupancies aggregate not less than 70% of the occupied rentable square footage at the Mortgaged Property.

            (ix)  Other  Documents.   Buyers  shall  have  received  such  other
        documents as Buyers or their counsel shall reasonably deem necessary.

        (c) Within two (2) Business Days of Seller's satisfaction of all of the conditions enumerated in clauses (a) through (i) above, Buyers shall either (i) if the Purchased Loan Documents with respect to a New Asset are not reasonably satisfactory in form and substance to Buyers, notify Seller that Buyers have not approved such New Asset as a Purchased Asset or (ii) notify Seller that Buyers have approved the New Asset as a Purchased Asset, provided that Buyers' failure to respond to Seller within two (2) Business Days shall not be deemed to be an approval or a denial of the New Asset, and Buyers shall not be liable to Seller for any such failure to respond.


                                     VIII-2

        (d) Following approval by Buyers of a New Asset as a Purchased Asset, Seller shall, no later than three (3) Business Days prior to the related Purchase Date, deliver to Buyers a Request for Transaction.


                                     VIII-3

                                   EXHIBIT IX

                           FORM OF REDIRECTION LETTER

                             [Letterhead of Seller]

                                                                 ______ __, 20__

[Borrower Name]
[Address]

        Re:     [__________]

To Whom It May Concern:

               Capital Trust, Inc. ("CT") has transferred its interest in the Loan to Banc of America Securities LLC and Bank of America, N.A., (the "Banks") in accordance with that certain Master Repurchase Agreement between CT and the Banks dated as of _________ __, 2005. All notices, demands and requests to be given to the lender under the documents evidencing, securing and/or governing the Loan shall be sent to the following address (until such addresses for notice is changed in accordance with the Loan documents):

               Bank of America, N.A./Banc of America Securities LLC Mail Code: NC1-007-21-02
               Hearst Tower
               214 North Tryon Street
               Charlotte, NC  28255
               Attention:    Angie Dugick

        with a copy to:

               Capital Trust, Inc.
               410 Park Avenue
               14th Floor
               New York, New York 10022
               Attention:  Brian H. Oswald

               All payments to be made to the Banks under the Loan shall be made by wire transfer in accordance with the following instructions:

               [_______________]
               ABA [_______________]
               BNF:  [_______________]
               Account #:  ___________
               Account name: Bank of America/ Capital Trust Facility
                 Cash Management Acct
               Attn:  [_______________]

               Please feel free to call Brian H. Oswald at (212) 655-0256 should you have any questions or concerns. Thank you.


                                          CAPITAL TRUST, INC., a Maryland
                                            corporation



                                          By: __________________________________
                                              Name:_____________________________
                                              Title:____________________________

                                    EXHIBIT X

                      FORM OF SERVICER NOTICE AND AGREEMENT

                                 March ___, 2005

Midland Loan Services, Inc., as Servicer
10851 Mastin, Suite 700
Overland, KS 66210
Attention: President

Re:     Master  Repurchase  Agreement,  dated  as  of  March  [__],  2005  (the
        "Repurchase Agreement"), between CAPITAL TRUST, INC., as seller ("Seller"), BANK OF AMERICA, N.A., as a buyer and BANC OF AMERICA SECURITIES LLC, as a buyer (collectively, the "Buyers")
        ------------------------------------------------------------------------

Ladies and Gentlemen:

        Midland Loan Services, Inc. ("Servicer") is servicing certain mortgage loans for Seller pursuant to that certain Servicing Agreement, dated as of [__________] (the "Servicing Agreement"), between Servicer and Seller. Pursuant to the Repurchase Agreement among Buyers and Seller, Servicer is hereby notified of the following (defined terms not otherwise defined herein shall have their respective meaning set forth in the Repurchase Agreement or the Servicing Agreement):

        Servicer shall segregate all Income collected on account of the Purchased Loans, hold such Income in trust for the sole and exclusive benefit of Buyers, and remit such collections to the following account which has been established at PNC Bank, National Association: ABA# [_________], Account # [_______], the ("Cash Management Account"). Servicer acknowledges that the Cash Management Account is held for the benefit of Buyers pursuant to the Custodial Agreement, dated as of March [__], 2005, by and between Seller, Buyers and Deutsche Bank Trust Company Americas. Servicer shall provide Buyers with prompt notice of any unscheduled Principal Payments deposited in the Cash Management Account.

        Buyers are the owner of all servicing records, including but not limited to any and all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of Purchased Loans (the "Servicing Records") so long as the Purchased Loans are subject to the Repurchase Agreement. Pursuant to the Repurchase Agreement, Seller has granted Buyers a security interest in all servicing fees and rights relating to the Purchased Loans and all Servicing Records to secure the obligation of Seller or its designee to service in conformity with the Repurchase Agreement and any other obligation of Seller to Buyers. Seller has covenanted to safeguard such Servicing Records and to deliver them promptly to Buyers or their designee (including the Custodian) at Buyers' request.

        Upon the occurrence and during the continuance of an Event of Default, Buyers may, in their sole discretion, (i) sell their right to the Purchased Loans on a servicing released basis or (ii) terminate any Servicer of the Purchased Loans with or without cause, in each case without payment of any termination fee. Upon receipt of a notice of an Event of Default from either Buyer, Servicer shall follow the instructions of such Buyer, without any further consent from Seller or any other Person, with respect to the Purchased Loans, and shall deliver to such Buyer any information with respect to the Purchased Loans reasonably requested by such Buyer.

        Pursuant to the Repurchase Agreement, Seller has irrevocably assigned all rights, title and interest in the Servicing Agreements in the Purchased Loans to Buyers.

        Notwithstanding any contrary information or direction which may be delivered to Servicer by Seller, Servicer may conclusively rely on any information, direction or notice of an Event of Default delivered by either Buyer, and Seller shall indemnify and hold Servicer harmless for any and all claims asserted against Servicer for any actions taken in good faith by Servicer in connection with the delivery of such information or notice of an Event of Default.

        No provision of this Servicer Notice may be amended, countermanded or otherwise modified without the prior written consent of Buyers. Buyers are an intended third party beneficiary of this letter.

        Please acknowledge receipt and your agreement to the terms of this instruction letter by signing in the signature block below and forwarding an executed copy to Buyers promptly upon receipt. Any notices to Buyers should be delivered to the following, address: Bank of America, N.A., Mail Code:
NC1-007-21-02,  Hearst  Tower,  214 North  Tryon  Street,  Charlotte,  NC 28255;
Attention: Angie Dugick; Facsimile: (704) 386-1094 and any notice to Servicer should be sent:

        if to Servicer, by U.S. Mail at:

        Midland Loan Services, Inc.
        P.O. Box 25965
        Shawnee Mission, KS 66225-5965
        Attention:  President
        Facsimile No.: (913) 253-9001

        or by delivery to:

        Midland Loan Services, Inc.
        10851 Mastin, Suite 300
        Overland Park, KS 66210
        Attention: President

                         Very truly yours,

                         CAPITAL TRUST, INC.

                         By:_______________________________________________
                            Name:
                            Title:

ACKNOWLEDGED AND AGREED TO:


___________________________________________
              as Servicer

By  ___________________________________________
    Title:
    Telephone:
    Facsimile:

                                   EXHIBIT XI

                            FORM OF BAILEE AGREEMENT

                              [CAPITAL TRUST, INC.
                                NAME AND ADDRESS]

                                                        _______________ __, 20__

Paul, Hastings, Janofsky & Walker LLP
75 East 55th Street
New York, New York  10022

Re: Bailee Agreement (the "Bailee Agreement") in connection with the sale of _______________ by Capital Trust, Inc. (the "Seller") to Bank of America, N.A. (the "Buyer")

Gentlemen and Mesdames:

        In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, the Buyer and Paul, Hastings, Janofsky & Walker LLP (the "Bailee") hereby agree as follows:

        1. Seller shall deliver to the Bailee in connection with any Purchased Loans delivered to the Bailee hereunder an Identification Certificate in the form of Attachment 1 attached hereto to which shall be attached a Purchased Loan Schedule identifying which Purchased Loans are being delivered to the Bailee hereunder. Such Purchased Loan Schedule shall contain the following fields of information: (a) the loan identifying number; (b) the obligor's name; (c) the street address, city, state and zip code for the applicable real property; (d) the original balance; and (e) the current principal balance if different from the original balance and such other information as Seller and Buyer shall require.

        2. On or prior to the date indicated on the Custodial Delivery Certificate delivered by Seller (the "Funding Date"), Seller shall have delivered to the Bailee, as bailee for hire, the original documents set forth on Schedule A attached hereto (collectively, the "Purchased Loan File") for each of the Purchased Loans (each a "Purchased Loan" and collectively, the "Purchased Loans") listed in Exhibit A to Attachment 1 attached hereto (the "Purchased Loan Schedule").

        3. The Bailee shall issue and deliver to the Buyer and the Custodian on or prior to the Funding Date by facsimile (a) in the name of the Buyer, an initial trust receipt and certification in the form of Attachment 2 attached hereto (the "Trust Receipt ") which Trust Receipt shall state that the Bailee has received the documents comprising the Purchased Loan File as set forth in the Custodial Delivery Certificate (as defined in that certain Custodial Agreement dated as of ______ __, 2005, among Seller, Buyer and Custodian (as defined in Section 5 below), in addition to such other documents required to be delivered to Buyer and/or Custodian pursuant to the Master Repurchase Agreement dated as of _____________, 2005, between Seller and Buyer (the "Repurchase Agreement").

        4. On the applicable Funding Date, in the event that the Buyer fails to purchase any New Loan from Seller that is identified in the related Custodial Delivery Certificate, the Buyer shall deliver by facsimile to the Bailee at
  (212) 230-7830 to the attention of Robert J. Grados, Esq., an authorization (the "Facsimile Authorization") to release the Purchased Loan Files with respect to the Purchased Loans identified therein to Seller. Upon receipt of such Facsimile Authorization, the Bailee shall release the Purchased Loan Files to Seller in accordance with Seller's instructions.

        5. Following the Funding Date, the Bailee shall forward the Purchased Loan Files to Deutsche Bank Trust Company Americas, 1761 St. Andrew Place, Santa Ana, California 92705, Attention: Mortgage Custody-QT051C (the "Custodian") by insured overnight courier for receipt by the Custodian no later than 1:00 p.m. on the third Business Day following the applicable Funding Date (the "Delivery Date").

        6. From and after the applicable Funding Date until the time of receipt of the Facsimile Authorization or the applicable Delivery Date, as applicable, the Bailee (a) shall maintain continuous custody and control of the related Purchased Loan Files as bailee for the Buyer and (b) is holding the related Purchased Loan Loans as sole and exclusive bailee for the Buyer unless and until otherwise instructed in writing by the Buyer.

        7. Seller agrees to indemnify and hold the Bailee and its partners, directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Bailee Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (other than special, indirect, punitive or consequential damages, which shall in no event be paid by the Bailee) were imposed on, incurred by or asserted against the Bailee because of the breach by the Bailee of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Bailee or any of its partners, directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Bailee or the termination or assignment of this Bailee Agreement.

        8. (a) In the event that the Bailee fails to produce a Mortgage Note, Mezzanine Note, assignment of Purchased Loan or any other document related to a Purchased Loan that was in its possession within ten (10) business days after required or requested by Seller or Buyer (a "Delivery Failure"), the Bailee shall indemnify Seller or Buyer in accordance with the succeeding paragraph of this Section 8.

           (b) The Bailee agrees to indemnify and hold the Buyer and Seller, and their respective affiliates and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Bailee's negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Bailee Agreement.

        9. Seller hereby represents, warrants and covenants that the Bailee is not an affiliate of or otherwise controlled by Seller. Notwithstanding the foregoing, the parties hereby acknowledge that the Bailee hereunder may act as Counsel to Seller in connection with a proposed loan and Paul, Hastings, Janofsky & Walker LLP, if acting as Bailee, has represented Seller in connection with negotiation, execution and delivery of the Repurchase Agreement.

        10. In connection with a pledge of the Purchased Loans as collateral for an obligation of the Buyer, the Buyer may pledge its interest in the corresponding Purchased Loan Files held by the Bailee for the benefit of the Buyer from time to time by delivering written notice to the Bailee that the Buyer has pledged its interest in the identified Purchased Loans and Purchased Loan Files, together with the identity of the party to whom the Purchased Loans have been pledged (such party, the "Pledgee"). Upon receipt of such notice from the Buyer, the Bailee shall mark its records to reflect the pledge of the Purchased Loans by the Buyer to the Pledgee. The Bailee's records shall reflect the pledge of the Purchased Loans by the Buyer to the Pledgee until such time as the Bailee receives written instructions from the Buyer that the Purchased Loans are no longer pledged by the Buyer to the Pledgee, at which time the Bailee shall change its records to reflect the release of the pledge of the Purchased Loans and that the Bailee is holding the Purchased Loans as custodian for, and for the benefit of, the Buyer.

        11. From time to time, subject to the acceptance and approval of Buyer, Seller may request pursuant to a request substantially in the form of Annex 6 to the Custodial Agreement the delivery by the Custodian to the Bailee of some or all of the Purchased Loan File for the purposes set forth in such request. Upon receipt of the Purchased Loan File or such portions thereof, Bailee shall hold the same as sole and exclusive bailee for the Buyer until such time as the Purchased Loan File, or such portions thereof, are redelivered to Custodian or to such other Persons, as otherwise directed by Buyer, subject in either case to the provisions set forth herein governing standards of care and indemnification and except as otherwise provided by any document specifically amending, supplementing or modifying the terms hereof which is executed and delivered by all parties hereto in connection with such delivery of the Purchased Loan File, or such portions thereof, to Bailee. Notwithstanding anything to the contrary contained in this Section 11, Bailee shall have the right to deliver such Purchased Loan File, or portions thereof, to Buyer upon five (5) days written notice to Buyer.

        12. The agreement set forth in this Bailee Agreement may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.

        13. This Bailee Agreement may not be assigned by Seller or the Bailee without the prior written consent of the Buyer.

        14. For the purpose of facilitating the execution of this Bailee Agreement as herein provided and for other purposes, this Bailee Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

        15. This Bailee Agreement shall be construed in accordance with the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

        16. Capitalized terms used herein and defined herein shall have the meanings ascribed to them in the Repurchase Agreement.

                         [signatures begin on next page]

                                            Very truly yours,

                                            CAPITAL TRUST, INC., a Maryland
                                            corporation


                                            By:_________________________________
                                               Name:
                                               Title:

ACCEPTED AND AGREED:

PAUL, HASTINGS, JANOFSKY &
WALKER LLP, Bailee


By:_________________________________
   Name:
   Title:

ACCEPTED AND AGREED:

BANK OF AMERICA, N.A., Buyer


        By:_________________________
           Name:
           Title:

                        Attachment 1 to Bailee Agreement

                         CUSTODIAL DELIVERY CERTIFICATE
                         ------------------------------

                        Attachment 2 to Bailee Agreement

TRUST RECEIPT
-------------

                                   EXHIBIT XII

                         FORM OF REQUEST FOR TRANSACTION

[ADDRESS OF BUYERS]

Attention:
Telephone:
Telecopy:

        Re: Master Repurchase Agreement, dated as of ______ __, 20__ (the "Agreement"), by and between Capital Trust, Inc. (the "Seller") and Bank of America Securities LLC and Bank of America, N.A. (the "Buyers").
             ----------------------------------------------------------------


-------------------------------------------------------------------------------------------------
 Buyers:                                            Bank of America Securities LLC

                                                    Bank of America, N.A.
 -------------------------------------------------------------------------------------------------

 Seller:                                            Capital Trust, Inc.
-------------------------------------------------------------------------------------------------

 Requested Purchase Date:                           _______________________________________
-------------------------------------------------------------------------------------------------

 Type of Transaction
 -------------------------------------------------------------------------------------------------

 Transmission Date:                                 _______________________________________
-------------------------------------------------------------------------------------------------

 Eligible Securities to be sold                     See Schedule 1 hereto
                                                        ----------
-------------------------------------------------------------------------------------------------

 Eligible Loans to be sold                          See Schedule 2 hereto
                                                        ----------
-------------------------------------------------------------------------------------------------

 Settlement Locations, Wiring-Instructions and      See Schedule 3 hereto
 Amounts to Be Wired                                    ----------
 -------------------------------------------------------------------------------------------------

 Requested Wire Amount:                             $___________________
-------------------------------------------------------------------------------------------------

 Wire Instructions:
 -------------------------------------------------------------------------------------------------


                                      XII-1

Requested by:

Capital Trust, Inc.



By: ___________________________________________
    Name:
    Title:

I hereby certify, as a Responsible Officer of the Seller, that both immediately prior to the entering into of the Transaction herein requested, and also after giving effect thereto, that the representations and warranties made by the Seller in Section 8 of the Agreement, and elsewhere in each of the Transaction Documents, shall with respect to the Eligible Assets subject to the Transaction be true and complete on and as of the date of the entering into of such Transaction in all material respects with the same force and effect as if made on and as of such date (or if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

Responsible Officer of Seller:



_______________________________________________
Name:
Title:


                                      XII-2

                                                                      Schedule 1

                               Eligible Securities


                                      XII-3

                                                                      Schedule 2

                                 Eligible Loans


                                      XII-4

                                                                      Schedule 3

              Settlement Locations, Wiring-Instructions and Amounts


                                      XII-5

                                  EXHIBIT XIII

                          FORM OF NOTICE OF PREPAYMENT

                             [Letterhead of Seller]

                                                                 ______ __, 20__

Bank of America, N.A./Banc of America Securities LLC
Mail Code: NC1-007-21-02
Hearst Tower
214 North Tryon Street
Charlotte, NC  28255
Attention:_____Angie Dugick

        Re:     [DESCRIPTION OF ELIGIBLE ASSET SUBJECT TO PREPAYMENT]

To Whom It May Concern:

               Capital Trust, Inc. ("CT") hereby notifies you of its intention to prepay the Repurchase Price for the above referenced Eligible Asset(s) in accordance with that certain Master Repurchase Agreement between CT and Bank of America Securities LLC and Bank of America, N.A. (the "Buyers"), dated as of March __, 2005 (the "Agreement").

               CT acknowledges that it may be required to pay all applicable breakage costs, if any, which may arise pursuant to Section 2.11 of the Agreement.

               Please feel free to call Brian H. Oswald at (212) 655-0256 should you have any questions or concerns. Thank you.

                                               CAPITAL TRUST, INC., a Maryland
                                                 corporation



By:____________________________________________
Name:__________________________________________
Title:_________________________________________


                                     XIII-1